UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1 )
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12
INTERNATIONAL MONEY EXPRESS, INC.
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This amendment (the “Amendment”) amends and restates the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by International Money Express, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2025, in connection with the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 20, 2025, at 11:00 a.m., Eastern Time, at 9100 South Dadeland Blvd., Suite 1100, Miami, FL 33156. The Company is filing this Amendment to:

(i) clarify certain statements and correct certain inadvertent errors in Proposal Four of the Proxy Statement regarding the International Money Express, Inc. Amended and Restated 2020 Omnibus Equity Compensation Plan (“A&R 2020 Plan”), including (x) adding the second paragraph in Proposal Four to more clearly summarize the changes to the A&R 2020 Plan, (y) correcting the termination date of the A&R 2020 Plan, and (z) making other changes to certain statements in Proposal Four to be consistent with the terms of the A&R 2020 Plan;
(ii) add an additional paragraph under the heading “Securities Trading Policy & Anti-Hedging and Anti-Pledging” to supplement the description of the Company’s securities trading policy that was set forth on page 24 of the Proxy Statement, and to include the required Inline XBRL tagging that was inadvertently omitted with respect thereto; and
(iii) make certain other changes to clarify certain statements or correct inadvertent inconsistencies and typographic or stylistic errors in the Proxy Statement.

Other than as described above, no other changes have been made to the Proxy Statement. From and after the date of this Amendment, any references to the “Proxy Statement” are to the Proxy Statement as amended and restated by this Amendment. This Amendment should be read in conjunction with the other proxy materials previously made available to stockholders in connection with the Annual Meeting.

Voting Information

The Board of Directors of the Company continues to seek the vote of Company stockholders on each of the proposals to be voted on at the Annual Meeting as recommended in the original filing. Proxies received since the mailing date of the Proxy Statement will continue to be voted as instructed unless otherwise revoked or changed by a subsequent proxy in the manner described in the Proxy Statement. If you have already submitted a proxy to vote your shares at the Annual Meeting and you do not wish to change your vote, you do not need to resubmit a new proxy.

intermex®
INTERNATIONAL MONEY EXPRESS

Notice of the 2025 annual meeting of stockholders

NOTICE OF THE 2025 ANNUAL MEETING
OF STOCKHOLDERS
TO BE HELD ON JUNE 20, 2025
April 30, 2025
Dear Fellow Stockholders:
We are pleased to inform you that the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of International Money Express, Inc. (the “Company,” “Intermex,” “we,” “us” or “our”) will be held on Friday, June 20, 2025, at 11:00 a.m., Eastern Time, at 9100 South Dadeland Blvd., Suite 1100, Miami, FL 33156.
The agenda of the 2025 Annual Meeting will be the following items of business, which are more fully described in this proxy statement:

Agenda Item		Board Vote Recommendation

1	To elect two Class I directors to serve for a term of three years or until their respective successors are duly elected and qualified.	“FOR”

2	To ratify the appointment of BDO USA, P.C. as Intermex’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	“FOR”

3	Approval of a non-binding advisory resolution regarding the compensation of our named executive officers.	“FOR”

4
To consider and vote upon a proposal to adopt the Amended and Restated International Money Express, Inc. 2020 Omnibus Equity Compensation Plan, a copy of which is attached to this proxy statement as Annex A, and referred to as the "A&R 2020 Plan".
“FOR”

5	Such other business as may properly be brought before the 2025 Annual Meeting, and at any adjournments or postponements of the 2025 Annual Meeting.	NOT APPLICABLE
All stockholders as of the close of business on April 21, 2025, our record date, are cordially invited to attend the 2025 Annual Meeting in person. Please read this proxy statement carefully to ensure that you have proper evidence of stock ownership as of April 21, 2025, as we will not be able to accommodate guests without such evidence at the 2025 Annual Meeting.
Stockholders of record at the close of business on April 21, 2025 will receive our proxy materials. Beneficial owners of our common stock at the close of business on April 21, 2025 will receive these proxy materials on behalf of their brokers, banks or other intermediaries through which they hold shares. These proxy materials are being distributed to you on or about April 30, 2025.
Your vote is very important. Whether or not you plan to attend or participate in the 2025 Annual Meeting, we encourage you to read the proxy statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the 2025 Annual Meeting and Procedural Matters” and the instructions on the enclosed proxy card or the proxy materials you receive from your broker, bank or other intermediary.
Thank you for your ongoing support of Intermex.
By Order of the Board of Directors,
Robert Lisy
Chairman, Chief Executive Officer and President

PROXY STATEMENT
NOTICE OF AVAILABILITY OF PROXY MATERIALS
INTERNATIONAL MONEY EXPRESS, INC.
9100 South Dadeland Blvd., Suite 1100 Miami, Florida 33156
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with the rules of the SEC, we are furnishing our proxy materials, including this proxy statement and our 2024 Annual Report included on Form 10-K, to our stockholders via the Internet. During the week of April 30, 2025, we will mail to certain of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how to access our proxy materials on the Internet and how to vote. Other stockholders, in accordance with their prior requests, will receive an email with instructions on how to access our proxy materials and vote, or will be mailed paper copies of our proxy materials and a proxy card or voting form. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice of Internet Availability.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 20, 2025
The 2025 Proxy Statement and 2024 Annual Report to Stockholders are available online at:
•https://www.proxyvote.com; and
•https://investors.intermexonline.com/investor-relations.

2025 Proxy Statement	1

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND PROCEDURAL MATTERS
QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND PROCEDURAL MATTERS

Q: Why am I receiving these proxy materials?
A: The Board of Directors (the “Board” or “Board of Directors”) of International Money Express, Inc. (the “Company,” “Intermex,” “we,” “us” or “our”) is providing to you these proxy materials. We are doing this in order to solicit voting proxies for use at Intermex’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), to be held on Friday, June 20, 2025, at 11:00 a.m., Eastern Time, and at any adjournment or postponement thereof. If you are a stockholder of record and you submit your proxy to us, you direct certain of our officers to vote your shares of Intermex common stock in accordance with the voting instructions in your proxy. If you are a beneficial owner and you follow the voting instructions provided in the notice you receive from your broker, bank or other intermediary, you direct such organization to vote your shares in accordance with your instructions. These proxy materials are being distributed to you on or about April 30, 2025. As a stockholder, you are invited to attend the 2025 Annual Meeting and we request that you vote on the proposals described in this proxy statement. The proxy materials are also available at https://www.proxyvote.com.

Q: Can I attend the 2025 Annual Meeting?
A: You may attend the 2025 Annual Meeting if, on April 21, 2025 (the “Record Date”), you were a stockholder of record or a beneficial owner. If you attend the meeting in person, you will be asked to show photo identification and the following:
•If you are a stockholder of record, your paper proxy card; or
•If you are a beneficial owner, the proxy materials you received from your broker, bank or other intermediary, or a printed statement from such organization or online access to your brokerage or other account, showing your stock ownership on the Record Date.
We will not be able to accommodate guests without proper evidence of stock ownership as of the Record Date at the 2025 Annual Meeting, including guests of our stockholders. The meeting will begin promptly at 11:00 a.m., Eastern Time and you should leave ample time for the check-in procedures.

Q: Where is the 2025 Annual Meeting?
A: The 2025 Annual Meeting will be held at 9100 South Dadeland Blvd., Suite 1100, Miami, FL 33156. Stockholders may request directions to the 2025 Annual Meeting by calling (305) 671-8000 or by visiting https://investors.intermexonline.com/investor-relations.

Q: Who is entitled to vote at the 2025 Annual Meeting?
A: You may vote your shares of Intermex common stock if you owned your shares at the close of business on the Record Date. You may cast one vote for each share of common stock held by you as of the Record Date on all matters presented. See the questions entitled “How can I vote my shares in person at the 2025 Annual Meeting?” and “How can I vote my shares without attending the 2025 Annual Meeting?” below for additional details.
As of the Record Date, holders of common stock were eligible to cast an aggregate of 30,127,597 votes at the 2025 Annual Meeting.

2	2025 Proxy Statement

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND PROCEDURAL MATTERS

Q: What is the difference between holding shares as a stockholder of record or as a beneficial owner?
A: You are the “stockholder of record” of any shares that are registered directly in your name with Intermex’s transfer agent, Continental Stock Transfer & Trust Company. We have sent the proxy materials directly to you if you are a stockholder of record. As a stockholder of record, you may grant your voting proxy directly to Intermex or to a third party, or vote in person at the 2025 Annual Meeting or by using any of the voting methods described below in the question titled “How can I vote my shares without attending the 2025 Annual Meeting?”
You are the “beneficial owner” of any shares (which are considered to be held in “street name”) that are held on your behalf by a brokerage account or by a bank or another intermediary that is the stockholder of record for those shares. If you are a beneficial owner, you did not receive proxy materials directly from Intermex, but your broker, bank or other intermediary forwarded you proxy materials together with voting instructions for directing that organization how to vote your shares. You may also attend the 2025 Annual Meeting, but because a beneficial owner is not a stockholder of record, you may not vote in person at the 2025 Annual Meeting unless you obtain a “legal proxy” from the organization that holds your shares, giving you the right to vote the shares at the 2025 Annual Meeting.

Q: How can I vote my shares in person at the 2025 Annual Meeting?
A: You may vote shares for which you are the stockholder of record in person at the 2025 Annual Meeting. You may vote shares you hold beneficially in street name in person at the 2025 Annual Meeting only if you obtain a “legal proxy” from the broker, bank or other intermediary that holds your shares, giving you the right to vote the shares. Even if you plan to attend the 2025 Annual Meeting, we recommend that you also direct the voting of your shares as described below in the question titled “How can I vote my shares without attending the 2025 Annual Meeting?” so that your vote will be counted even if you later decide not to attend the 2025 Annual Meeting.

Q: How can I vote my shares without attending the 2025 Annual Meeting?
A: Whether you hold shares as a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the 2025 Annual Meeting by the following means:
(1)By Internet - If you received a Notice of Internet Availability by mail, you can submit your proxy or voting instructions over the Internet by following the instructions provided in the Notice of Internet Availability. If you received a Notice of Internet Availability or proxy materials by email, you may submit your proxy or voting instructions over the Internet by following the instructions included in the email. If you received a printed set of the proxy materials by mail, including a paper copy of the proxy card or voting instruction form, you may submit your proxy or voting instructions over the Internet by following the instructions on the proxy card or voting instruction form.
(2)By mail - Complete, sign and date the proxy card where indicated and return it in the prepaid envelope included with the proxy card. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. If you are a beneficial owner of shares held in street name, you may vote by mail by completing, signing and dating the voting instructions in the notice provided by your broker, bank or other intermediary and mailing it in the accompanying pre-addressed envelope.

2025 Proxy Statement	3

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND PROCEDURAL MATTERS
(3)By telephone - If you are a stockholder of record, you can submit your proxy by calling the telephone number specified on the paper copy of the proxy card you received if you received a printed set of the proxy materials. You must have the control number that appears on your proxy card available when submitting your proxy over the telephone. Most stockholders who hold their shares in street name may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker, or other intermediary.
If your control number is not recognized, please refer to your proxy card or voting instruction form for specific voting instructions.

Q: How many shares must be present or represented to conduct business at the 2025 Annual Meeting?
A: The stockholders of record of a majority of the shares entitled to vote at the 2025 Annual Meeting must either (1) be present in person at the 2025 Annual Meeting or (2) have properly submitted a proxy in order to constitute a quorum at the 2025 Annual Meeting.
Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present and entitled to vote, and therefore are included for the purposes of determining whether a quorum is present at the 2025 Annual Meeting. A broker “non-vote” occurs when an organization that is the stockholder of record that holds shares for a beneficial owner and that is otherwise counted as present or represented by proxy does not vote on a particular proposal because that organization does not have discretionary voting power under applicable regulations to vote on that item and has not received specific voting instructions from the beneficial owner.

Q: What proposals will be voted on at the 2025 Annual Meeting?
A: The proposals scheduled to be voted on at the 2025 Annual Meeting are:
•The election of the two Class I directors listed in this proxy statement to serve for a term of three years or until their respective successors are duly elected and qualified;
•The ratification of the appointment of BDO USA, P.C. as Intermex’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
•Approval of a non-binding advisory resolution regarding the compensation of our named executive officers;
•Approval of the Amended and Restated 2020 Omnibus Equity Compensation Plan; and
•Such other business as may properly be brought before the 2025 Annual Meeting, and at any adjournments or postponements of the 2025 Annual Meeting.

4	2025 Proxy Statement

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND PROCEDURAL MATTERS

Q: What is the voting requirement to approve each of the proposals?
A:

Proposal	Vote Required	Broker Discretionary Voting Allowed

Proposal One - Election of Two Class I directors	Plurality of the Shares Cast in Respect of the Shares Entitled to Vote on the Election of Directors and Present in Person or Represented by Proxy	No

Proposal Two - Ratification of the appointment of independent registered public accounting firm	Majority of the Voting Power of the Shares Entitled to Vote on the Subject Matter and Present in Person or Represented by Proxy	Yes

Proposal Three - Approval of a non-binding advisory resolution regarding the compensation of our named executive officers	Majority of the Voting Power of the Shares Entitled to Vote on the Subject Matter and Present in Person or Represented by Proxy	No
Proposal Four — To consider and approve the Amended and Restated 2020 Omnibus Equity Compensation Plan Proposal	Majority of Total Votes Cast	No

Q: How are votes counted?
A: All shares entitled to vote and that are voted in person at the 2025 Annual Meeting will be counted, and all shares represented by properly executed and unrevoked proxies received prior to the 2025 Annual Meeting will be voted at the 2025 Annual Meeting as indicated in such proxies. You may vote “FOR” or “WITHHOLD” on each or all of the nominees for election as director (Proposal One), and “FOR,” “AGAINST” or “ABSTAIN” on Proposal Two, Proposal Three and Proposal Four.
With respect to Proposal One, Intermex’s bylaws provide that the affirmative vote of a plurality of the shares cast with respect to the shares entitled to vote and present in person or represented by proxy at the meeting of stockholders is required to elect a director, which means that the two nominees who receive the most affirmative votes will be elected to the Board of Directors. “Withhold” votes with respect to any director nominee do not count as votes cast and have no effect on the vote. Broker non-votes are not considered a “vote cast,” and will have no effect on the vote for Proposal One.
With respect to Proposal Two, the majority of the shares entitled to vote and present in person or represented by proxy is required to ratify the appointment of the independent registered public accounting firm. Abstentions with respect to Proposal Two will be considered entitled to vote and present and will have the same effect as a vote against such proposal. Because a broker, bank or other intermediary holding shares for a beneficial owner has discretion to vote on Proposal Two, broker non-votes will be counted for quorum purposes as discussed below.

2025 Proxy Statement	5

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND PROCEDURAL MATTERS
With respect to Proposal Three, the majority of the shares entitled to vote and present in person or represented by proxy is required to approve of a non-binding advisory resolution regarding the compensation of our named executive officers. Abstentions with respect to Proposal Three will be considered entitled to vote and present and will have the same effect as a vote against such proposal.

With respect to Proposal Four, the affirmative vote of holders of a majority of the total votes cast on Proposal Four is required to approve the A&R 2020 Plan. Accordingly, neither a stockholder’s failure to vote in person or by proxy, a broker non-vote nor an abstention will be considered a “vote cast,” and thus will have no effect on the outcome of Proposal Four.

Q: What is the effect of not casting a vote or if I submit a proxy but do not specify how my shares are to be voted?
A: If you are the stockholder of record and you do not vote by proxy card or in person at the 2025 Annual Meeting, your shares will not be voted at the 2025 Annual Meeting. If you submit a proxy, but you do not provide voting instructions, your shares will be voted as recommended by the Board of Directors.
If you are a beneficial owner and you do not provide the organization that is the stockholder of record for your shares with voting instructions, the organization will determine if it has the discretionary authority to vote on the particular matter. Under applicable regulations, brokers and other intermediaries have the discretion to vote on “routine” matters, such as Proposal Two, but do not have discretion to vote on non-routine matters, such as Proposal One, Proposal Three, and Proposal Four. Therefore, if you do not provide voting instructions to that organization, it may vote your shares only on Proposal Two and any other routine matters properly presented for a vote at the 2025 Annual Meeting.

Q: What is the effect of a broker non-vote?
A: An organization that holds shares of Intermex’s common stock for a beneficial owner will have the discretion to vote on routine proposals, such as Proposal Two, if it has not received voting instructions from the beneficial owner at least ten days prior to the 2025 Annual Meeting. A broker non-vote occurs when a broker, bank or other intermediary that is otherwise counted as present or represented by proxy does not receive voting instructions from the beneficial owner and does not have the discretion to vote the shares because it is a non-routine proposal. A broker non-vote will be counted for purposes of calculating whether a quorum is present at the 2025 Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal as to which that broker non-vote occurs. Thus, a broker non-vote will count toward the existence of a quorum for the 2025 Annual Meeting but will not otherwise affect the outcome of the votes on Proposal One, Proposal Three, and Proposal Four.

Q: How does the Board of Directors recommend that I vote?
A: The Board of Directors recommends that you vote your shares:
•“FOR” the two nominees for election as Class I directors (Proposal One);
•“FOR” the ratification of the appointment of BDO USA, P.C. as Intermex’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Two);

6	2025 Proxy Statement

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND PROCEDURAL MATTERS
•“FOR” approval of a non-binding advisory resolution regarding the compensation of our named executive officers (Proposal Three); and
•“FOR” the approval of the Amended and Restated 2020 Omnibus Equity Compensation Plan (Proposal Four).

Q: What happens if additional matters are presented at the 2025 Annual Meeting?
A. If any other matters are properly presented for consideration at the 2025 Annual Meeting, including, among other things, consideration of a motion to adjourn the 2025 Annual Meeting to another time or place, the persons named as proxy holders, Robert Lisy and Andras Bende, or any of them, will have discretion to vote the proxies held by him/them on those matters in accordance with his/their best judgment. Intermex does not currently anticipate that any other matters will be raised at the 2025 Annual Meeting.

Q: Can I change my vote after I have voted?
A: If you are the stockholder of record, you may change your vote and revoke a proxy given pursuant to this solicitation at any time prior to its exercise by (1) submitting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the applicable voting methods described above in the question titled “How can I vote my shares without attending the 2025 Annual Meeting?”, (2) providing a written notice of revocation to Intermex’s Corporate Secretary at International Money Express, Inc., 9100 South Dadeland Blvd., Suite 1100, Miami, Florida 33156, prior to your shares being voted, or (3) attending the 2025 Annual Meeting and voting in person, which will supersede any proxy previously submitted by you. However, merely attending or participating in the meeting will not cause your previously granted proxy to be revoked unless you specifically request it.
If you are a beneficial owner of shares held in street name, you may generally change your vote by (1) submitting new voting instructions to your broker, bank or other intermediary or (2) if you have obtained a legal proxy from the organization that holds your shares giving you the right to vote your shares, by attending the 2025 Annual Meeting and voting in person. However, please consult that organization for any specific rules it may have regarding your ability to change your voting instructions. See also the information described above in the question titled “How can I vote my shares without attending the 2025 Annual Meeting?”.

Q: What should I do if I receive more than one set of proxy materials?
A: You may receive more than one set of proxy materials, including multiple copies of proxy cards or voting instruction cards. For example, if you are a beneficial owner with shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one set of proxy materials. Please complete, sign, date and return each Intermex proxy card or voting instruction card that you receive, and/or follow the voting instructions on each notice you receive, to ensure that all your shares are voted.

Q: Is my vote confidential?
A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Intermex or to

2025 Proxy Statement	7

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND PROCEDURAL MATTERS
third parties, except: (1) as necessary for applicable legal requirements, (2) to allow for the tabulation and certification of the votes and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to Intermex management.

Q: Who will serve as inspector of election?
A: The inspector of election will be Broadridge Financial Solutions, Inc.

Q: Where can I find the voting results of the 2025 Annual Meeting?
A: We will publish final voting results in a Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission (“SEC”) within four (4) business days of the 2025 Annual Meeting.

Q: Who will bear the cost of soliciting votes for the 2025 Annual Meeting?
A: Intermex will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes, including the cost of printing and mailing this proxy statement should you request a printed copy of the proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to those beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so.

Q: What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
A: You may submit proposals, including recommendations of director candidates, for consideration at future stockholder meetings.
For inclusion in Intermex’s proxy materials - Stockholders may present proper proposals for inclusion in Intermex’s proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Intermex’s Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2026 annual meeting of stockholders, stockholder proposals must be received by Intermex’s Corporate Secretary no later than December 31, 2025, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
To be brought at annual meeting - In addition, you can find in Intermex’s bylaws an advance notice procedure for stockholders who wish to present certain matters, including nominations for the election of directors, at an annual meeting of stockholders.
In general, Intermex’s bylaws provide that the Board of Directors will determine the business to be conducted at an annual meeting, including nominations for the election of directors, as specified in the Board of Directors’ notice of meeting or as properly brought at the meeting by the Board of Directors. However, a stockholder may also present at an annual meeting any business, including nominations for the election of directors, specified in a written notice properly delivered to Intermex’s Corporate

8	2025 Proxy Statement

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND PROCEDURAL MATTERS
Secretary within the Notice Period (as defined below), if the stockholder held shares at the time of the notice and the record date for the meeting. The notice must contain specified information about the proposed business or nominees and about the proponent stockholder. If a stockholder who has delivered such a notice does not appear to present his or her proposal at the meeting, Intermex shall not present the proposal for a vote.
The “Notice Period” is the period not less than 90 days nor more than 120 days prior to the one year anniversary of the date of the previous year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made. As a result, the Notice Period for the 2026 annual meeting of stockholders will start on February 20, 2026 and end on March 22, 2026.
This is only a summary of the advance notice procedure. Complete details regarding all requirements that must be met are found in our bylaws. You can obtain a copy of the relevant bylaw provisions by writing to Intermex’s Corporate Secretary at our principal executive offices at 9100 South Dadeland Blvd., Suite 1100, Miami, Florida 33156 or by accessing Intermex’s filings on the SEC’s website at www.sec.gov.

In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, including a statement that they will solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. Please note that the notice deadline under Rule 14a-19 is the same as the applicable Notice Period under the advance notice provisions of our bylaws described above.
All notices of proposals by stockholders, whether or not requested for inclusion in Intermex’s proxy materials, should be sent to Intermex’s Corporate Secretary at our principal executive offices.

Q: How may I obtain a separate copy of the proxy materials?
A: The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single annual report, proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Thus, if you are a stockholder of record and share an address with another stockholder of record, each stockholder may not receive a separate copy of the proxy materials. If at any time a stockholder no longer wishes to participate in “householding,” such stockholder may request to receive separate or additional copies of the proxy materials by (1) notifying its broker or (2) calling our Investor Relations Coordinator at (305) 671-8000 or writing to International Money Express, Inc., 9100 South Dadeland Blvd., Suite 1100, Miami, Florida 33156, Attention: Investor Relations. Upon written or oral request of a stockholder at a shared address to which a single copy of this proxy statement and annual report was delivered, we will deliver promptly separate copies of these documents.

2025 Proxy Statement	9

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND PROCEDURAL MATTERS
Stockholders who share an address and receive multiple copies of the proxy materials can also request to receive a single copy by following the instructions above. The proxy materials are also available at https://www.proxyvote.com.

Q: How may I obtain a copy of the Company’s Annual Report on Form 10-K and other information about the Company?
A: Additional information regarding the Company appears in our Annual Report on Form 10-K for the year ended December 31, 2024, a copy of which, including the financial statements and schedules thereto, but not the exhibits, accompanies this proxy statement. In addition, such report and the other reports we file with the SEC are available, free of charge, through the Investor Relations section of our website at https://www.intermexonline.com. Copies of our Annual Report on Form 10-K for the year ended December 31, 2024, including the financial statements and schedules thereto (without exhibits or documents incorporated by reference therein), may be obtained without charge, by contacting the Corporate Secretary in writing at International Money Express, Inc., 9100 South Dadeland Blvd., Suite 1100, Miami, Florida 33156.

Q: How do I obtain a list of Intermex’s stockholders?
A: A list of stockholders of record as of the Record Date will be available for inspection at our corporate headquarters located at 9100 South Dadeland Blvd., Suite 1100, Miami, Florida 33156, during normal business hours during the 10-day period immediately prior to the 2025 Annual Meeting. The list of stockholders will also be available to stockholders at the 2025 Annual Meeting.

Q: Who can help answer my questions?
A: Please contact our Investor Relations Coordinator by calling (305) 671-8000 or by writing to International Money Express, Inc., 9100 South Dadeland Blvd., Suite 1100, Miami, Florida 33156, Attention: Investor Relations or investors@intermexonline.com.

10	2025 Proxy Statement

PROXY STATEMENT
PROPOSAL ONE - ELECTION OF TWO CLASS I DIRECTORS
PROPOSAL ONE -
ELECTION OF TWO CLASS I DIRECTORS
General
Our Board of Directors currently consists of eight members who are divided into three classes with staggered three-year terms. Our bylaws permit our Board of Directors to establish by resolution the authorized number of directors, and eight directors are currently authorized. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.
Nominees for Class I Directors
Two candidates have been nominated for election as Class I directors at the 2025 Annual Meeting for a three-year term expiring in 2028. Upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Bernardo Fernández and Laura Maydón for election as Class I directors. Biographical information about each of the nominees is contained in the following section. A discussion of the qualifications, attributes and skills of each nominee that led our Board of Directors and the Nominating and Corporate Governance Committee to the conclusion that he or she should continue to serve as a director follows each of the director and nominee biographies.
If you are a stockholder of record and you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Mr. Fernández and Ms. Maydón. Each of Mr. Fernández and Ms. Maydón has accepted such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the 2025 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill such vacancy. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy card. If you are a beneficial owner holding your shares in street name and you do not give voting instructions to your broker, bank or other intermediary, that organization will leave your shares unvoted on this matter.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF BERNARDO FERNANDEZ AND LAURA MAYDON.
Information Regarding the Board of Directors and Director Nominees
Our Board is presently fixed at eight directors in accordance with the bylaws of the Company. The Board of Directors is divided into three classes designated as Class I, Class II and Class III. One class of directors is elected at each annual meeting of our stockholders for a term of three years. Each director holds office until his or her successor has been duly elected and qualified, or the director’s earlier resignation, death or removal. The term of the Board’s Class I directors expires at the 2025 annual meeting of stockholders, the term of the Board’s Class II directors expires at the 2026 annual meeting of stockholders, and the term of the Class III directors expires at the 2027 annual meeting of stockholders.

2025 Proxy Statement	11

PROXY STATEMENT
PROPOSAL ONE - ELECTION OF TWO CLASS I DIRECTORS
We have maintained a classified board structure since Intermex became a public company in 2018 and our Board reviews that structure on a periodic basis. Our Board continues to believe that a classified structure provides greater board stability and continuity which, particularly during a period of macro-economic and stock market volatility, enhances our ability to execute on longer term strategies in order to deliver stockholder value, such as expanding our digital business while continuing to leverage the strength of our underlying retail model.
Set forth below are the name and age of each of the current directors of the Company, positions with the Company, term of office as a director of the Company, and business experience during the past five years or more.

Name	Age	Position	Director Since	Director Class

Robert Lisy	67	Chief Executive Officer, President and Chairman of the Board of Directors	2018	III
Debra Bradford	66	Director	2022	II
Bernardo Fernández	63	Director	2022	I
Adam Godfrey	63	Director	2018	III
Karen Higgins-Carter	55	Director	2023	II
Laura Maydón	51	Director	2020	I
Michael Purcell	68	Lead Independent Director	2018	III
John Rincon	60	Director	2018	II
Robert Lisy has served as a director of International Money Express, Inc. since 2018. Mr. Lisy served as a director of International Money Express Sub 2, LLC’s predecessor entities from 2009 to 2018. Mr. Lisy is the Chief Executive Officer, President, and Chairman of the Board of Directors of International Money Express, Inc. and its predecessors, which he joined in 2009. Mr. Lisy has more than 30 years of experience in the retail financial services and electronic payment processing industry in various positions, including three years as the Chief Marketing and Sales Officer of Vigo Remittance Corp., a money transfer and bill payments service in the United States and internationally, and over seven years at Western Union in various sales, marketing and operational positions of increasing responsibility. Mr. Lisy was a founding partner of Direct Express/Paystation America, which offered, among other things, prepaid debit cards to federal benefit recipients, where he served as Chief Operating Officer and on the board of directors. He was an integral part in the efforts to successfully sell Direct Express in 2000 to American Payment Systems. Mr. Lisy holds a bachelor’s degree in Finance from Cleveland State University. We believe that Mr. Lisy’s experience as the Chairman and Chief Executive Officer of Intermex coupled with his extensive operational experience in the retail financial services and remittance industries make him well qualified to serve as a director.
Debra Bradford was appointed to the Board of Directors of International Money Express, Inc. effective January 7, 2022. Prior to her retirement effective March 28, 2025, Ms. Bradford was President, Merchant Services of First American Payment Systems, a global solutions provider in merchant account services. She joined First American Payment Systems in 2001 and has served as President and Chief Financial Officer since 2008. Prior to joining First American Payment Systems, Ms. Bradford served as Senior Vice President and Chief Financial Officer of ACE Cash Express, Inc., a financial services retailer, and in various roles, including Chief Operating Officer, with IPS Card Solutions (formerly NTS, Inc.), a division of First Data Corporation. Ms. Bradford also serves on the Board of Directors and Audit Committee, Risk and Compliance Committee and Asset & Liability

12	2025 Proxy Statement

PROXY STATEMENT
PROPOSAL ONE - ELECTION OF TWO CLASS I DIRECTORS
Committee of Triumph Financial, Inc. (NASDAQ: TFIN), which offers a diversified line of banking, payments and factoring services. Ms. Bradford holds a Bachelor’s of Science in Business Administration — Accounting degree from the University of Texas in Austin. She is a Certified Public Accountant and a member of the Texas Society of Certified Public Accountants. We believe that Ms. Bradford’s extensive professional experience in the financial services industry and public company board experience makes her well qualified to serve as a director.

Bernardo Fernández was appointed to the Board of Directors of International Money Express, Inc. effective January 7, 2022. Dr. Fernández is the Corporate Physician Executive of Broward Health since January of 2024. Prior to that, Dr. Fernández was the Chief Executive Officer of Baptist Health Medical Group, a network of more than 250 physicians in multiple specialties spanning across several counties in south Florida, a position he held from 2014 to 2023. Before joining Baptist Health Medical Group, Dr. Fernández served as CEO and President of Cleveland Clinic Florida from 2006 to 2014, an academic health system. Dr. Fernández is also on the Board of Directors and the Audit & Risk Committee of U.S. Century Bank (NASDAQ: USCB), which offers a wide range of financial products and services. In addition, he serves on the board of trustees for St. Thomas University and the board of advisors of the Health Network Foundation, and is a member of the Orange Bowl Committee and the East Ridge Corporate Advisory Board. Dr. Fernández holds a Bachelor’s of Science degree in Biology and a Master's in Business in Administration from the University of Miami, and is also a graduate of the Wharton School of Business Executive Development Program. He received his medical degree from the Ponce School of Medicine in Ponce, Puerto Rico. Dr. Fernández is the holder of the John and Margaret Krupa Distinguished Chair, is Board-certified by the American Board of Vascular Medicine and is a Fellow of the Society of Vascular Medicine and the American College of Physicians. We believe that Dr. Fernández’s extensive professional experience as an executive of various entities as well as his experience as a board member of a financial institution make him well qualified to serve as a director.

Adam Godfrey has served as a director of International Money Express, Inc. since 2018. Mr. Godfrey served as a director of the Company’s predecessor entity from 2006 to 2017. Mr. Godfrey is a Managing Partner of Stella Point Capital, which he co-founded in 2012. Stella Point Capital is a New York-based private equity firm focused on industrial, consumer and business services investments. Mr. Godfrey is an investment professional and has sourced and managed numerous investments for Stella Point Capital. Previously, Mr. Godfrey spent nearly 19 years with Lindsay Goldberg and its predecessor entities, which he joined in 1992. Mr. Godfrey was a Partner at the firm and served on the board of directors of 12 portfolio companies during his time with Lindsay Goldberg. Currently, he serves on the board of directors of SPC Velir, LP, Vereco Holdings, LLC, Autoagent Holdings LLC, TotalMed Holdings, LLC, and Qualified Digital LLC. He also served on the board of directors for publicly traded Schneider National, Inc. (NYSE: SNDR) until March 2023. Mr. Godfrey holds a bachelor’s degree from Brown University and a master’s degree in business administration from the Tuck School of Business at Dartmouth. We believe that Mr. Godfrey’s extensive investment management and transactional experience coupled with his experience serving on the boards of directors of publicly traded and other companies make him well qualified to serve as a director.
Karen Higgins-Carter was appointed to the Board of Directors of International Money Express, Inc. effective December 15, 2023. From 2022 until October 2024, Ms. Higgins-Carter was the Executive Vice President, Chief Information and Digital Officer of Gilbane Building Company, a construction and real estate development company. Prior to her role at Gilbane Building Company, Ms. Higgins-Carter was Chief Information Officer at publicly traded Webster Financial Corporation (NSYE: WBS) from 2018 to 2022. Earlier, Ms. Higgins-Carter was the Managing Director, Head of the

2025 Proxy Statement	13

PROXY STATEMENT
PROPOSAL ONE - ELECTION OF TWO CLASS I DIRECTORS
Office of the CIOO at MUFG Union Bank, Technology General Manager for Bridgewater Associates, and the Managing Director, Head of Consumer Risk Technology at JPMorgan Chase. Ms. Higgins-Carter has served since May 2022 on the boards of Otsuka America Pharmaceutical, Inc. and Otsuka Pharmaceutical Development & Commercialization, Inc., and is a member of the Compensation and Organizational Development committee. Ms. Higgins-Carter earned a dual degree in Mechanical Engineering (BSME) and Economics and Business (BA) at Lafayette College. Ms. Higgins-Carter has also completed executive education programs at MIT Sloan (Corporate Innovation; Blockchain Technologies) and Harvard (Cybersecurity: The Intersection of Policy and Technology). She maintains active Certified Information Systems Security Professional (CISSP) , and Certified Secure Software Lifecycle Professional (CSSLP) credentials. We believe that Ms. Higgins-Carter's extensive cybersecurity and information technology background, combined with her extensive executive experience make her well qualified to serve as a director.
Laura Maydón has served as a director of International Money Express, Inc. since 2020. Ms. Maydón is founder and partner of Ascendo, a venture capital firm unlocking untapped, overlooked investment opportunities nationwide to drive inclusive economic growth in pursuit of alpha. Ascendo invests in early-stage companies led by founders from underrepresented segments across Fintech, Edtech, Future of Work and Enterprise Software. Ms. Maydón was the founding Managing Director and CEO of Endeavor Miami, an entrepreneurial accelerator for scale-ups, pioneering South Florida’s entrepreneurial hub. She built and led the organization from September 2013 to June 2019, when she stepped away from day-to-day activities to serve for a year as a board member. From 2003 to 2013, Ms. Maydón held a variety of positions of increasing responsibility at Visa (NYSE: V), ultimately serving from 2010 through 2013 as Senior Business Leader, Commercial Solutions, LATAM & Caribbean after having been Business Development Leader, LATAM & Caribbean from 2004 to 2010. She previously served on the Board of three tech companies, as well as an independent director on the board of directors of Natural Fiber Welding from 2021 to 2023. She is also a member of the Investment Committee of Salkantay Ventures. She holds a Master of Business Administration from Harvard Business School and a B.S in Economics from Instituto Tecnológico Autónomo de México. We believe that Ms. Maydón’s years of experience at Visa and Endeavor Miami and knowledge of digital financial and payment services, make her well-qualified to serve as a director.
Michael Purcell has served as a director of International Money Express, Inc. since 2018 and was appointed lead independent director for the Company on September 24, 2020. Mr. Purcell is a certified public accountant and became an independent business consultant following retirement in 2015. Mr. Purcell spent more than 36 years with Deloitte & Touche LLP (“Deloitte”), where he was an audit partner and the Philadelphia office leader of Deloitte’s middle-market and growth enterprise services. Mr. Purcell has served on the boards of directors of numerous companies and organizations, and currently serves as a board member of publicly traded Hepion Pharmaceuticals, Inc. (NASDAQ: HEPA). Mr. Purcell also serves as a director and a member of the audit committee for each of CFG Bank and Hyperion Bank and as a director of several other for-profit and non-profit entities. Mr. Purcell formerly served as chairman of the board, director and chair of the audit committee of publicly traded Tabula Rasa HealthCare, Inc. (NASDAQ: TRHC) from 2018 until 2023. He is a member of the American Institute of Certified Public Accountants and a former President of the Philadelphia Chapter of the Pennsylvania Institute of Certified Public Accountants. Mr. Purcell holds a bachelor’s degree from Lehigh University and a master’s degree in business administration from Drexel University. We believe that Mr. Purcell’s extensive public accounting experience coupled with his experience serving on boards of directors make him well qualified to serve as a director.
John Rincon has served as a director of International Money Express, Inc. since 2018. Mr. Rincon served as a director of the Company’s predecessor entity from 1994 to 2017. Mr. Rincon

14	2025 Proxy Statement

PROXY STATEMENT
PROPOSAL ONE - ELECTION OF TWO CLASS I DIRECTORS
founded Intermex Wire Transfer, LLC in 1994 and served as its Chairman and President until 2006. Mr. Rincon has more than 20 years of experience in the money remittance and telecommunications industries, having held various management and supervisory positions prior to founding the Company. Mr. Rincon is the Chairman of Rincon Capital Partners, a private investment firm, which he founded in 2007. We believe that Mr. Rincon’s experience as the Company’s founder coupled with his extensive operational and transactional experience in the money remittance industry make him well qualified to serve as a director.

BOARD SKILLS AND EXPERIENCE
Qualification/Experience	Lisy	Godfrey	Rincon	Purcell	Maydón	Bradford	Fernández	Higgins-Carter
Strategic Planning and Business Development	•	•	•	•	•	•	•	•
CEO/Executive Management & Leadership	•		•	•	•	•	•	•
Risk Oversight & Compliance	•		•	•		•	•	•
FinTech, Payments & Remittance Business	•	•	•	•	•	•
Digital Products & Innovation	•		•		.	.	.	•
Other Public Company Board Experience		•		•		•	•
Governmental, Regulatory and Public Policy	•		.				.
International/Emerging Markets Experience	•		•		•
Financial Literacy	•	•	•	•	•	•	•	•
Audit Committee Financial Expert			•	•		•
Technology/Cybersecurity			.					.
Corporate Governance		•		•	•	•	•	•
ESG & Sustainability	•			•	•	•	•	•
Talent Management	•	•	•		•	•	•	•

2025 Proxy Statement	15

PROXY STATEMENT
PROPOSAL ONE - ELECTION OF TWO CLASS I DIRECTORS

Board Diversity Matrix

(As of April 30, 2025)			(As of April 29, 2024)
Total Number of Directors:	8		Total Number of Directors:	9
	Female	Male		Female	Male
Part I: Gender			Part I: Gender
Directors	3	5	Directors	3	6
Part II: Demographic Background			Part II: Demographic Background
Hispanic or Latinex	1	2	Hispanic or Latinex	1	2
White	2	3	White	2	4
Relationships, Legal Proceedings and Arrangements
There is no family relationship between any of Company’s directors or executive officers and, to the best of our knowledge, none of our directors or executive officers has, during the past ten years, been involved in any legal proceedings which are required to be disclosed pursuant to the rules and regulations of the SEC. There are no arrangements between any director or executive officer of the Company and any other person pursuant to which he/she was, or will be, selected as a director or executive officer, respectively, except that Mr. Godfrey was initially appointed as a director pursuant to certain Board designation rights provided to SPC Intermex Representative LLC under that certain Shareholders Agreement dated July 26, 2018, as amended on December 12, 2018 (as amended, the “Shareholders Agreement”), with certain stockholders, including entities affiliated with our directors, Mr. Godfrey and our Board Chairman, President and CEO, Mr. Lisy, which Shareholders Agreement was terminated, effective January 26, 2023.
See the sections below captioned “Corporate Governance” and “Director Compensation” for additional information regarding the Board of Directors.

16	2025 Proxy Statement

PROXY STATEMENT
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) INFORMATION
ENVIRONMENTAL, SOCIAL AND GOVERNANCE
(ESG) INFORMATION
Our Company is committed to growing its business in a sustainable and socially responsible manner. Our Board and management team are committed to making a difference in the communities in which we operate and for the consumers whom we serve. Intermex offers a vital service for immigrant communities by providing high-quality, reliable money remittances to Latin America and select African and Asian countries. Our Company strives to provide the highest quality service to consumers while supporting and protecting the environment.

We also are proud of the support that our Company provides to the minority communities we serve, as well as our minority vendors and consumers. Our Company supports many minority business partners, who work with us as our agents, by providing remittance services solutions for their businesses, an additional source of revenue and by treating them honestly and ethically. Our Company is dedicated to serving the communities in which our agents are located and works to develop money transfer programs and services that benefit those agents and communities. Our agents typically own businesses that are located in communities and neighborhoods with a high percentage of residents who identify as minorities. Most recently, Intermex announced its strategic partnership with a labor management partner platform built for large scale farming operations, aimed at facilitating money transfers for workers in the United States. The introduction of the mobile remittance platform is expected to create value for agriculture employees who may have limited financial service offerings available to them.

Intermex is committed to providing its employees with a safe and professionally rewarding work environment, where all are treated fairly, with dignity, and respect. Team members are encouraged to advance their careers within the Company. Each employee is empowered to succeed in their position. We provide our team with the training and tools they need to succeed, including offering tuition assistance for those who choose to continue their education or gain professional certifications in their areas of expertise. We have intentionally created a professionally nurturing environment that enables team members to prosper, take on increasing responsibilities as they are able and desire, and reach their full potential as contributors to the Company’s overall success.

Intermex invests in its team by offering a competitive total rewards package that, in addition to salary, includes performance incentives and comprehensive benefits that are competitive in the marketplace and focused on the needs of our employees. For example, to mitigate the rising costs of healthcare for our employees, the Company has again chosen for 2025 not to pass along increases in healthcare insurance premiums.

Recruitment and retention of highly qualified individuals is a priority at Intermex, and as such we align compensation and benefits to further our business strategies, goals, and objectives. Employee incentives are measurable, and performance-based. Onboarding procedures and processes of new employees include learning and development programs that are designed to facilitate quicker integration into the Company, enhanced professional development, and enable higher productivity.
The following provides additional information regarding our efforts related to ESG matters.

2025 Proxy Statement	17

PROXY STATEMENT
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) INFORMATION
ESG Highlights
Environmental
We relocated our headquarters in February 2024 to the Datran Center, a gold-certified Leadership on Energy and Environmental Design (LEED) building. We utilize industry-leading sustainable data center partners, which contribute to a sustainable environment by:
•Delivering highly efficient Power Usage Effectiveness scores above industry standards.
•Reducing impact through design of a Water Usage Effectiveness (WUE) of zero.
•Utilizing facility-wide Energy Star efficiency-rated uninterruptible power supply (UPS) systems.
•Implementation of NextGen SuperCRAC cooling to maximize efficiency.
•Deploying occupancy sensors to reduce energy usage.
•Replacing thermostats in the Company’s headquarters location to provide efficient scheduling of HVAC units to reduce energy consumption and installing window films to reduce external heat impact.
Social
We support our employees, as demonstrated by:
•Maintaining policies and procedures to ensure compliance with laws regarding equal employment opportunity hiring practices.
•Maintaining a diverse employee base. As of December 31, 2024, approximately 94% of our U.S. team members identified themselves as racially or ethnically diverse. Also, approximately 50% of our U.S. team identified themselves as female and females fill approximately 22% of our senior leadership roles. During 2025, we intend to continue to promote greater community involvement through philanthropic and volunteer efforts, with a focus on diversity, community improvement, and STEM programs.
•Requiring anti-harassment training for all employees.
•Encouraging and facilitating employees to participate in Company-sponsored events that support certain low-income areas of the community.
Communities
We support our communities, as demonstrated by:
•Maintaining a diverse base of sending agents. As of the date of this Proxy Statement, a majority of Intermex sending agents are minority-owned businesses and/or are located in neighborhoods with a high percentage of residents who identify as minorities.

•Providing additional revenue opportunities to Intermex sending agents that are involved in the communities in which they operate.
•Through our Human Resources team, the Company engages various non-profits to support low income communities, including the immigrant community, through financial support, and facilitates volunteering of Company employees to engage in house building activities and gift-giving events during different holidays throughout the year.

18	2025 Proxy Statement

PROXY STATEMENT
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) INFORMATION
Governance
Our directors are committed to excellent governance, as demonstrated by:
•A fully independent board other than our Chief Executive Officer.
•A Lead Independent Director.
•All members of the Company’s Audit, Compensation, and Nominating and Corporate Governance Committees being non-employee independent directors.
•Three out of eight of our directors being ethnic minorities.
•Three out of eight of our directors being female.
•Adopting Corporate Governance Principles.
•Implementing the Company's executive management succession plan.
•Approving corporate governance policies and procedures and any revisions thereto.
Compliance/Data Security
To mitigate cybersecurity risks, the Company has designed and implemented a Cybersecurity and Information Security Program ("Cybersecurity Program"). The foundation of our Cybersecurity Program is based on recognized best practices and standards for cybersecurity and information technology that include the Center of Internet Security ("CIS") Controls Framework. Furthermore, we maintain strong cyber integrity standards and respect the privacy of our customers, as demonstrated by:
•Having a dedicated Chief Information Security Officer (CISO) overseeing all aspects of the Company's Cybersecurity Program.
•Maintaining Company data privacy and cybersecurity policies that follow high technical standard frameworks and adhere to applicable legal and regulatory standards.
•Having our Board of Directors and Executive Management review and support our Cybersecurity Program and cybersecurity measures on a quarterly basis or more frequently if warranted.
•Having a cybersecurity expert on our Board of Directors.
•Having a cybersecurity incident response plan and team that meets at least annually to assess breach scenarios and improve our response capabilities.
•Engaging a third party to perform an annual cybersecurity audits and assessment, which attests compliance with our Cybersecurity Program and industry best practices.
•Engaging a third party to perform an annual cybersecurity risk assessment, enabling the organization to focus cybersecurity investments on areas with the greatest potential impact.
•Maintaining strong cyber-related insurance, incident response service retainers, and ransomware mitigation services to ensure timely handling of cyber incidents should they occur.
•Performing ongoing vulnerability reviews and conduct annual penetration testing of both external and internal systems with the assistance of a third party.
•Not having any material Company data breaches to date.
•Having our Disaster Recovery & Business Continuity Plans reviewed and tested annually.
•Mandating cybersecurity awareness and Anti-Money Laundering (AML) training for all employees.

2025 Proxy Statement	19

PROXY STATEMENT
CORPORATE GOVERNANCE
CORPORATE GOVERNANCE
Director Independence
As a result of our common stock being listed on Nasdaq, we adhere to the rules of such exchange in determining whether a director is independent. Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that Debra Bradford, Bernardo Fernández, Adam Godfrey, Karen Higgins-Carter, Laura Maydón, Michael Purcell and John Rincon are currently independent directors under the Nasdaq listing rules. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director had with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our common stock by each non-employee director and the transactions involving them, including those transactions set forth in the "Certain Relationships and Related Party Transactions" section of this Proxy Statement, as previously disclosed with the SEC. In addition, Mr. Purcell serves as the Lead Independent Director.
Board, Committee and Annual Meeting Attendance
During 2024, the Board of Directors held ten meetings and acted by unanimous written consent in four instances. In 2024, directors attended or participated in 98% of the total aggregate number of Board of Directors and committee meetings. Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders, we encourage, but do not require, our directors to attend. All of our directors attended (in person or remotely) the 2024 Annual Meeting of Stockholders.
Committees of the Board of Directors
Intermex has established a separately standing audit committee, nominating and corporate governance committee and compensation committee. In 2024, the Board formed a special committee designated as the Strategic Alternatives Committee, consisting of Adam Godfrey, Debra Bradford, and Michael Purcell (chair) in connection with its previously disclosed assessment of strategic alternatives.
Audit Committee Information
Intermex has established an Audit Committee composed of independent directors. The Audit Committee consists of Ms. Higgins-Carter and Messrs. Purcell, Fernández and Rincon, with Mr. Purcell serving as its chairman. The Board has determined that each of the members of the Audit Committee is independent under Nasdaq’s listing rules and under Rule 10A-3(b) (1) of the Exchange Act.
The Audit Committee will at all times be composed exclusively of independent directors who are “financially literate” as defined under Nasdaq’s listing rules. The Nasdaq listing rules define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

20	2025 Proxy Statement

PROXY STATEMENT
CORPORATE GOVERNANCE
In addition, the Company is required to certify to Nasdaq that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that each of Messrs. Purcell, Fernández and Rincon satisfies Nasdaq’s definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.
The purpose of the Audit Committee is to, among other things, appoint, retain, set compensation of, and supervise our independent registered public accountants, review the results and scope of the audit and other accounting related services and review our accounting practices and systems of internal accounting and disclosure controls. Additionally, the Audit Committee is tasked with assisting the Board with respect to its oversight of the Company’s enterprise risk management framework and its policies and procedures for risk management, including major financial risk exposures and oversight and monitoring of the Company's cybersecurity risk management, including the Company's material programs, policies and safeguards for information technology, cybersecurity and data security. The Audit Committee is also responsible for board oversight with respect to legal and compliance matters, and review and approval of all related party transactions pursuant to the Company's Related Party Transactions Policy.
The Audit Committee held five meetings during the last fiscal year. The Audit Committee has a written charter that is available on the investor relations section of the Company’s website at www.intermexonline.com. The information on this website is not a part of or incorporated into this proxy statement.
The Audit Committee Report is included in this proxy statement on page 81.
Compensation Committee Information
Intermex has a Compensation Committee consisting of Ms. Bradford, Ms. Maydón, and Messrs. Godfrey, Purcell and Rincon, with Ms. Bradford currently serving as its chairman. Mr. Purcell served as chairman of the Compensation Committee until June 23, 2024. Our Board of Directors has determined that all of the members of the Compensation Committee are independent directors under the Nasdaq listing rules.
The purpose of the Compensation Committee is to, among other things, establish and review our general compensation philosophy, review and approve compensation paid to our executive officers and directors and to administer incentive compensation plans and programs, including authority to make and modify awards under such plans.
The Compensation Committee determines salaries, incentives and other forms of compensation for the Chief Executive Officer and our executive officers and reviews and makes recommendations to the Board with respect to director compensation. As part of its review and establishment of the performance criteria and compensation of executive officers, the Compensation Committee meets separately, at least on an annual basis, with the Chief Executive Officer, the Company’s Chief Operating Officer, and any other corporate officers, as it deems appropriate. The Compensation Committee also reviews and considers the competitiveness of the Company’s executive compensation as compared with the Company’s peer group. The Compensation Committee meets without the presence of executive officers when approving or deliberating on executive officer compensation and the Chief Executive Officer may not be present during voting or deliberations of the

2025 Proxy Statement	21

PROXY STATEMENT
CORPORATE GOVERNANCE
Compensation Committee with respect to determination of his own compensation. The Compensation Committee reviews and authorizes the terms of executive employment agreements, severance agreements, and other material compensation agreements between Intermex and our executive officers, and reviews and recommends to the Board directors’ and officers’ indemnification arrangements. In addition, the Compensation Committee administers our incentive compensation and equity-based plans, as well as oversees our stock ownership and retention policy.
The Compensation Committee may, in its discretion, delegate its duties and responsibilities to a subcommittee of the Compensation Committee as it deems appropriate and to the extent permitted by applicable law. Further, the Compensation Committee may, in its discretion, delegate its duties and responsibilities with respect to compensation of employees (other than compensation of executive officers) and broad-based benefit plans and programs as it seems appropriate to one or more officers of the Company.
The Compensation Committee also has the sole discretion and authority, pursuant to its charter, to retain compensation consultants, outside legal counsel and other advisors or experts, as it deems appropriate, to assist it in carrying out its duties and responsibilities. The Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) as the Compensation Committee’s independent compensation consultant (the "Compensation Consultant") for assistance with determining executive officer compensation targets and the design of the Company’s Employee Incentive Bonus Plan for fiscal years 2022, 2023 and 2024, determining director compensation for fiscal years 2022, 2023 and 2024 and the design of a peer group for compensation analysis. The Committee determined that no work performed by the Compensation Consultant during fiscal year 2024 raised a conflict of interest.
The Compensation Committee held six meetings and acted by unanimous written consent in one instance during the last fiscal year. The Compensation Committee has a written charter that is available on the investor relations section of the Company’s website at www.intermexonline.com. The information on this website is not a part of or incorporated into this proxy statement.
Nominating and Corporate Governance Committee Information
Intermex has a Nominating and Corporate Governance Committee consisting of Ms. Bradford, Ms. Higgins-Carter, Ms. Maydón and Messrs. Fernández and Purcell, with Ms. Maydón serving as its chairperson. Our Board of Directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent directors under the Nasdaq listing rules.
The Nominating and Corporate Governance Committee is responsible for, among other things, overseeing the selection of persons to be nominated to serve on our Board of Directors, overseeing the composition of the Board and its committees, evaluating the performance of the Board and developing and maintaining corporate governance policies and related matters delegated by the Board or required by federal securities laws or Nasdaq listing rules. Additionally, the Nominating and Corporate Governance Committee is responsible for Board oversight over the Company’s ESG matters and initiatives. Along with the Company’s management team, the Nominating and Corporate Governance Committee also oversees succession planning for the Chief Executive Officer and other key executive positions.
The Nominating and Corporate Governance Committee held five meetings during the last fiscal year. The Nominating and Corporate Governance Committee has a written charter that is available on the investor relations section of the Company’s website at www.intermexonline.com. The information on this website is not a part of or incorporated into this proxy statement.

22	2025 Proxy Statement

PROXY STATEMENT
CORPORATE GOVERNANCE

Guidelines for Selecting Director Nominees
The Nominating and Corporate Governance Committee considers persons identified by members of the Board, management, stockholders, investment bankers and others.
The Nominating and Corporate Governance Committee has no specific minimum qualifications for director candidates. In general, however, the Nominating and Corporate Governance Committee considers a number of qualifications relating to management and leadership experience, background, integrity and professionalism, as well as the candidate’s ability to satisfy the Nasdaq and SEC’s independence requirements, in evaluating a person’s candidacy for membership on the Board of Directors. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. The Nominating and Corporate Governance Committee does not distinguish among nominees recommended by stockholders and other persons.
To recommend a director candidate for consideration, a stockholder should submit a written statement of the qualifications of the proposed nominee, including full name and address, to the Nominating and Corporate Governance Committee, c/o Intermex’s Corporate Secretary, 9100 South Dadeland Blvd., Suite 1100, Miami, Florida 33156. Refer to “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?” in the section above captioned “Questions and Answers About the 2025 Annual Meeting and Procedural Matters” for information regarding the procedures for stockholders to nominate candidates to the Board at an annual meeting of stockholders.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee was formerly an officer or employee of the Company or has or had any relationships requiring disclosure by the Company under applicable SEC rules requiring disclosure of certain relationships and related party transactions. None of our executive officers in 2024 served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our Board of Directors or our Compensation Committee.
Board Leadership Structure and Board Role in Risk Oversight
Our Board of Directors is chaired by our Chief Executive Officer and President, Mr. Lisy. We combined the positions of Chief Executive Officer and Chairman of the Board because we believe it will provide a single, clear chain of command to execute our strategic initiatives and business plans and help to ensure that our Board and management act with a common purpose. In addition, we believe that a combined Chief Executive Officer/Chairman of the Board will be better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. We also believe that it is advantageous to have a Board Chairman with an extensive history with and knowledge of the Company, as is the case with our Chief Executive Officer. Further, the Board of Directors appointed Mr. Purcell as the Lead Independent Director, effective September 2020. The

2025 Proxy Statement	23

PROXY STATEMENT
CORPORATE GOVERNANCE
Lead Independent Director’s duties include serving as a liaison between the Chairman of the Board and the non-management directors; reviewing and approving Board meeting agendas, information sent to the Board and meeting schedules; reviewing Board committee agendas; overseeing the Board and Board committee self-evaluation process in concert with the Chair of the Nominating and Corporate Governance Committee; chairing independent sessions of non-management directors; presiding at Board meetings in the Chairman’s absence; having the ability to call Board meetings, executive sessions or meetings of non-management directors and such other reasonable duties that the Board may prescribe from time to time.

The Board of Directors is responsible for overseeing the major risks facing the Company while management is responsible for assessing and mitigating the Company’s risks on a day-to-day basis. In addition, the Board has delegated oversight of certain categories of risk to its three standing Committees. The Audit Committee reviews and discusses with management significant financial and nonfinancial risk exposures and the steps management has taken to monitor, control and report such exposures, including cybersecurity risk exposure. In performing their oversight responsibilities, the Board and Audit Committee periodically discuss with management the Company’s policies with respect to risk assessment and risk management, including the Company's material programs, policies and safeguards for information technology, cybersecurity and data security. The Compensation Committee oversees management of risks relating to the Company’s compensation plans and programs. The Nominating and Corporate Governance Committee reviews and discusses with management risks related to the Company’s ESG initiatives, including regarding climate change, human capital management, diversity, stakeholder relations, and health/safety, and emergency succession planning. The three Committees report to the Board as appropriate on matters that involve specific areas of risk that each Committee oversees.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics for our directors, officers, employees and certain affiliates in accordance with applicable federal securities laws, a copy of which is available on the Company’s website at www.intermexonline.com. If we amend or grant a waiver of one or more of the provisions of our Code of Business Conduct and Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer (or persons performing similar functions) by posting the required information on the Company’s website at www.intermexonline.com. The information found on the website is not part of or incorporated into this proxy statement.
Securities Trading Policy & Anti-Hedging and Anti-Pledging
We have a Securities Trading Policy that governs the purchase, sale, and other dispositions of the Company’s securities that applies to the Company and all of its directors, officers and employees. We believe our Securities Trading Policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.

Our Securities Trading Policy also prohibits, among other things, the hedging and pledging of our securities by our executive officers and directors, specifically, (i) engaging in short sales, (ii) engaging in transactions in put options, call options or other derivative securities related to Company securities, on an exchange or in any other organized market, (iii) engaging in hedging or monetization transactions related to Company securities, including through the use of financial instruments such as equity swaps, prepaid variable forwards, and collars and exchange funds, (iv) pledging our stock as collateral for a loan, and (v) holding our securities in a margin account.

24	2025 Proxy Statement

PROXY STATEMENT
CORPORATE GOVERNANCE
Our Securities Trading Policy is reviewed by our Compensation Committee and Board periodically and a copy was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Corporate Governance Guidelines
The Nominating and Corporate Governance Committee has developed and recommended the Board’s Corporate Governance Principles (the “Governance Principles”), which has been approved by our full Board. The Governance Principles establish the Board’s governance framework and processes, and assist the Board in the exercise of its responsibilities and to best serve the interests of the Company and its stockholders. The Governance Principles are a reflection of the Board’s commitment to good corporate governance through the establishment of policies and procedures that the Board believes are critical to the enhancement of stockholder value. The Governance Principles are available on the Company’s website at www.intermexonline.com. The information found on the website is not part of or incorporated into this proxy statement.
Contacting the Board of Directors
Any stockholder who desires to contact our non-employee directors regarding appropriate Intermex business-related comments may do so by mail by writing Intermex’s Corporate Secretary at International Money Express, Inc., 9100 South Dadeland Blvd., Suite 1100, Miami, Florida 33156. Our Corporate Secretary, or someone acting in his place, receives these communications unfiltered by Intermex, forwards these communications to the appropriate committee of the Board of Directors or non-employee director, and facilitates an appropriate response. Please note that requests for investor relations materials should be sent to investors@intermexonline.com.

2025 Proxy Statement	25

PROXY STATEMENT
EXECUTIVE OFFICERS
EXECUTIVE OFFICERS
Set forth below is certain information regarding the Company’s current executive officers:

Name	Age	Position
Robert Lisy	67	Chief Executive Officer, President and Chairman of the Board of Directors
Andras Bende	50	Chief Financial Officer
Joseph Aguilar	63	President and General Manager - Latin America
Christopher Hunt	49	Chief Operating Officer
Robert Pargac	58	Chief Legal Officer and Secretary
Robert Lisy. For a brief biography of Mr. Lisy, please see the section captioned “Information Regarding the Board of Directors and Director Nominees” above.
Andras Bende joined International Money Express, Inc. as Chief Financial Officer in December 2020. Prior to joining the Company, Mr. Bende served as the Chief Financial Officer of Computer Services, Inc., a financial technology company, from 2018 to 2019, where he helped guide the company during a period of significant growth and share price appreciation. Prior to his time at Computer Services, Inc., Mr. Bende held several international Chief Financial Officer and Controller roles at GE Capital from 2005 to 2017. Mr. Bende is a graduate of GE’s Financial Management Program and the GE Corporate Audit Staff and holds a bachelor’s degree in financial management from Clemson University.
Joseph Aguilar joined International Money Express, Inc. in September 2019 as Chief Operating Officer. Effective January 2023, Mr. Aguilar was appointed President and General Manager - Latin America. Prior to joining Intermex, Mr. Aguilar was a senior executive at Sigue Corporation, a money transfer company; starting in 2005 as the Chief Auditor, where he established the Internal Audit function for its U.S. and Mexico Operations. Following several successful audit cycles, he was promoted to Chief Operating Officer, responsible for all operations and technology functions of the global organization. In 2014, Mr. Aguilar was promoted to President of SGS, Ltd. UK, the International Division of Sigue Corporation, with responsibility for all aspects of the business in the EU, Eastern Europe, Africa, Asia and South Asia. Prior to his roles at Sigue Corporation, Mr. Aguilar held senior roles at BBVA Bancomer, California Commerce Bank and Dai-Ichi Kangyo Bank of California. Mr. Aguilar holds a bachelor’s degree in English from University of California at Santa Barbara.
Christopher Hunt joined International Money Express, Inc. in March 2021 as Chief Information Officer. Mr. Hunt has served as our Chief Operating Officer since 2023. Prior to joining the Company, Mr. Hunt was the Chief Technology Officer of Bankers Healthcare Group, a financial services company (“Bankers”), from 2013 to 2021. Prior to his role at Bankers, Mr. Hunt worked at several companies where he held a variety of IT positions with increasing responsibility for all aspects of overall IT strategy, product development, compliance and cybersecurity. Mr. Hunt earned a bachelor’s degree in Business Management with a concentration in Decision Information Sciences from the University of Florida in Gainesville, Florida.
Robert Pargac joined International Money Express, Inc. in May 2024 as Chief Legal Officer and Secretary. Prior to joining the Company, Mr. Pargac served in senior management consulting roles with AlixPartners from 2022 to 2024 and the Promontory Financial Group from 2017 to 2020 where he was responsible for providing counsel to financial institutions regarding legal and regulatory compliance programs and regulatory enforcement actions. Prior to those roles, Mr. Pargac held senior

26	2025 Proxy Statement

PROXY STATEMENT
EXECUTIVE OFFICERS
legal and regulatory risk management roles in the legal departments at BBVA, Western Union, and Sigue Corporation. His education includes a B.A. in Economics from the University of St. Thomas, a J.D. from the South Texas College of Law, and a M.B.A. from Pepperdine University.

2025 Proxy Statement	27

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DISCUSSION AND ANALYSIS
Overview
This compensation discussion and analysis ("CD&A") describes our compensation objectives and policies in relation to compensation received for the year ended December 31, 2024 by our named executive officers, which during the year consisted of Robert Lisy, Chief Executive Officer and President; Andras Bende, Chief Financial Officer; Joseph Aguilar, President & General Manager - Latin America; Christopher Hunt, Chief Operating Officer; and Robert Pargac, Chief Legal Officer and Secretary (collectively, the Company’s “named executive officers” or "NEOs").
Intermex 2024 Financial Performance
During 2024, the Company continued to focus on the fundamentals that drive our business. Using our competitive advantage as one of the leading, omnichannel remittance service providers, we executed our unique, omnichannel strategy to create value for our stockholders.
As shown below, for the year ended December 31, 2024 the Company achieved the following financial results in Revenues, Net Income, Diluted EPS, Adjusted Net Income, Adjusted Diluted EPS and Adjusted EBITDA compared to the prior year. The Company produced another profitable year:
•Revenues of $658.6 million, remained virtually flat;
•Net Income of $58.8 million, a decrease of 1.2%;
•Diluted EPS of $1.79, an increase of 9.8%;
•Adjusted Net Income of $70.4 million, a decrease of 0.8%1;
•Adjusted Diluted EPS of $2.14, an increase of 9.7%1; and
•Adjusted EBITDA of $121.3 million, an increase of 1.1%1
Adjusted Net Income, Adjusted Diluted Earnings per Share and Adjusted EBITDA are not calculated in accordance with generally accepted accounting principles in the U.S. ("GAAP"), and are some of the primary metrics used by us to evaluate the financial performance of the Company. We present these Non-GAAP financial measures because we believe they are frequently used by analysts, investors, and other interested parties to evaluate companies in our industry. Further, we believe they help highlight trends in our operating results, because certain of such measures exclude, among other things, the effects of certain transactions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the jurisdictions in which we operate and capital investments.
Our General Philosophy Regarding Executive Pay

1 Adjusted Net Income, Adjusted Diluted Earnings per Share and Adjusted EBITDA are as defined and reconciled to the most directly comparable GAAP financial measures in the "Non-GAAP Financial Measures" section of Item 7 in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 27, 2025.

28	2025 Proxy Statement

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee of the Board of Directors ("Compensation Committee" or the "Committee") has designed a compensation program for our named executive officers to attract, motivate and retain highly qualified executives and to reward them for delivering results that are expected to build sustainable long-term value for our stockholders. The overall program is designed to be competitive with similar companies on the basis of industry focus, scope of operations and size, as well as the competitive marketplace for talent. Our incentives are primarily measurable and performance-based, and are designed to align compensation to our business strategy and goals.
The Company's compensation philosophy is critical to our goals of attracting, retaining, and motivating our workforce in a highly competitive market. Our compensation philosophy provides the guiding principles that drive compensation-related decisions. The pillars of our compensation philosophy are listed below:
•Attracting and retaining top and diverse talent by providing market competitive pay opportunities;
•Remunerating for improving the Company's performance and adding stockholder value;
•Maintaining strong corporate governance and risk management; and
•Creating and executing strategies to provide quality service to our consumers and business partners.

The Company’s executive compensation program is designed to discourage excessive risk-taking. The Compensation Committee monitors the Company’s risk profile and risk management process to ensure that the Company’s compensation policies do not promote unnecessary and excessive risks that may threaten the value of the Company.

The Compensation Committee determines the compensation elements for our named executive officers. As part of its review and establishment of the performance criteria and compensation of our named executive officers, the Compensation Committee meets separately, generally on a quarterly basis, with the Chief Executive Officer and any other corporate officers as it deems appropriate. The Compensation Committee also reviews and considers the competitiveness of the Company’s executive compensation as compared with market data for companies of similar size, scope of operations and industry. The Compensation Committee meets without the presence of executive officers, other than the Chief Executive Officer from time to time, when approving or deliberating on executive officer compensation and the Chief Executive Officer is not present during voting or deliberations of the Compensation Committee with respect to determination of his own compensation.

2025 Proxy Statement	29

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
Overview of the Compensation Program

The Company’s executive compensation program is designed to:

•Retain our named executive officers by paying them competitively, motivating them to contribute to the Company’s success, and rewarding them for Company and individual performance. The Committee determines targeted annual pay opportunities for the named executive officers and considers several factors such as market data, tenure, proficiency in role, performance, and skill set relative to the external marketplace, among others.
•Connect a substantial portion of each named executive officer’s compensation to the financial performance of the Company and the remaining portion to the achievement of individual goals established for each named executive officer on a quarterly and annual basis.
•Encourage ownership of Intermex common stock.
•Discourage excessive risk-taking by named executive officers.
Using market data as a guide, the Compensation Committee establishes the balance between fixed/variable, cash/equity and annual/long-term incentive ("LTI") compensation to ensure that pay outcomes are appropriately aligned with financial, individual and stock price performance. The following graphs display the target pay mix of total compensation in 2024 for the Chief Executive Officer (“CEO”) and the average of the other four named executive officers based on the executives' base salary, target annual incentive and LTI awards:

30	2025 Proxy Statement

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
Role of the Compensation Committee

The role of the Compensation Committee is to, among other things, establish and review our general compensation philosophy, review and approve compensation paid to our senior executive officers, review compensation paid to our independent directors, and administer incentive compensation plans and programs, including retaining authority to make and modify awards under such plans.
The Compensation Committee determines the base salaries, cash incentive bonuses, LTI awards and other forms of compensation for our named executive officers and reviews and makes recommendations to the Board with respect to independent director compensation. The Compensation Committee reviews and authorizes the terms of employment agreements, severance agreements, and other material compensation agreements between Intermex and our named executive officers. In addition, the Compensation Committee administers our incentive compensation and equity-based plans, as well as our stock ownership and retention policy, clawback policy and other executive compensation policies and procedures.

Discretion and Judgment of the Compensation Committee
The Compensation Committee may, in its discretion, delegate its duties and responsibilities to a subcommittee of the Compensation Committee as it deems appropriate and to the extent permitted by applicable law. Further, the Compensation Committee may, in its discretion, delegate its duties and responsibilities with respect to compensation of employees (other than compensation of named executive officers) and broad-based benefit plans and programs as it deems appropriate to one or more officers of the Company.
Role and Independence of the Compensation Consultant

The Compensation Committee retained FW Cook as the Compensation Committee’s independent Compensation Consultant for assistance with determining executive officer compensation targets and the design of the Company’s Employee Incentive Bonus Plan, including for the year ended December

2025 Proxy Statement	31

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
31, 2024, determining director compensation for fiscal years 2024 and 2025 and the construction of the benchmarking peer group for compensation analysis. In retaining FW Cook, the Compensation Committee considered the six factors set forth in Rule 10C-1(b)(4)(i) through (vi) of the Exchange Act. After review of information provided by each of the members of the Compensation Committee as well as information provided by FW Cook, the Compensation Committee determined that FW Cook is independent and there are no conflicts of interest raised by the firm’s work with the Compensation Committee.

Role of Peer Companies and Benchmarking

The Compensation Committee engages FW Cook to conduct an annual competitive review of the Company’s executive compensation program, which includes a market comparison of target total direct compensation (“TDC”) levels and an assessment of the Company’s aggregate LTI grant practices (e.g., share usage, dilution, aggregate LTI spend, etc.).

FW Cook’s analysis uses a selection of peer group companies and supplements peer group data with general industry survey data scoped by revenue (for which the Committee does not review the specific participants). The peer companies are selected based on having similar size, scope of operations and business/industry fit as Intermex. The peer group development process focused primarily on two relevant size metrics, revenue and market capitalization, as these two metrics are strongly correlated to pay opportunities. The peer group was initially developed by FW Cook and approved by the Committee, and is reviewed annually to ensure it continues to be reasonable and fair for pay benchmarking purposes. The most recent peer group review occurred in July 2024, at which time there were some changes and additions made to the peer group previously approved by the Committee in August 2022 (which is now 16-companies), which was used for pay benchmarking purposes and pay determination in 2023 and 2024:

Current 2024 Peer Group
Cass Information Systems, Inc.	EZCORP INC	Regional Management Corp.
CSG Systems International, Inc.	Goeasy Ltd.	Repay Holdings Corporation
CURO Group Holdings Corp	GREEN DOT CORP	Triumph Financial, Inc.
Enova International, Inc.	Information Services Group Inc.	WORLD ACCEPTANCE CORP
Everi Holdings Inc.	LendingClub Corp
EVERTEC, Inc.	PRA Group, Inc.

At the time the peer group was approved, Intermex’s revenue and market cap were near the median. The market data from the Compensation Consultant's analyses are used as one factor in the determination of executive compensation target pay levels, as more fully described below.

32	2025 Proxy Statement

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
Primary Components of our Executive Compensation for 2024
In 2024, the primary components of compensation paid to our named executive officers are the following:

Component	Description	Objective
Base Salary	Base salaries are reviewed on an annual basis. Any adjustments are based on market conditions, level of responsibility and merit	To attract and retain high level talent and provide a competitive baseline level of fixed compensation to compensate for day-to-day responsibilities
Annual Cash Incentive Bonus Plan	Annual cash-denominated performance-based component of executive compensation, expressed as a percentage of base salary	To reward executives for the Company's annual financial performance (Adjusted EBITDA) and achievement of short-term individual goals on annual and quarterly bases
Long-Term Equity Incentive Awards
Stock awards, which may include restricted stock units (“RSUs”) or restricted stock awards (“RSAs”) and performance stock units (“PSUs”), that are granted on an annual basis and vest over multi-year periods subject to continued service and, in the case of PSUs, the achievement of certain performance conditions as determined by the Compensation Committee such as adjusted earnings per share
To align executive compensation with long-term value creation for our stockholders, drive executive retention and build ownership in the Company over time
Base Salary
All of our named executive officers receive a base salary that reflects the Committee’s assessment of the named executive officer's position, skills and value to the Company. It is the Committee’s philosophy to keep salaries within a competitive market range and adjust base salaries in response to changes in the size, scope or complexity of an executive’s job, or in connection with a promotion. For 2024, Mr. Lisy's annual base salary did not increase. Mr. Bende's salary increased by 5.8% to recognize changes in market salary benchmarks for similar types of positions with comparable responsibilities. Mr. Hunt's base salary increased by 14.3% and subsequently by an additional 18.8% to recognize changes in market salary benchmarks for similar types of positions and changes in his responsibilities. Mr. Aguilar's annual base salary did not increase, and Mr. Pargac was first hired in 2024. The 2024 annualized base salary actions for our named executive officers are summarized in the following table:

2025 Proxy Statement	33

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officer	2023	2024	% Change
Robert Lisy	$1,000,000	$1,000,000	—
Andras Bende	$472,500	$500,000	5.8%
Joseph Aguilar	$440,000	$440,000	—%
Christopher Hunt (2)	$350,000	$400,000	14.3%
		$475,000	18.8%
Robert Pargac (1)	$—	$350,000	N/A
(1) Mr. Pargac joined the Company in May 2024. Therefore, information for 2023 is not applicable.
(2) Mr. Hunt's annual base salary increased to $400,000 effective January 1, 2024 and subsequently increased to $475,000 effective December 1, 2024.
Annual Cash Incentive Awards
We maintain the Employee Incentive Bonus Plan (the “Bonus Plan”), which is an annual, cash-based incentive plan, in which certain United States sales employees and all non-sales employees, including the named executive officers, participate. For 2024, payments under the Bonus Plan for the named executive officers, other than the CEO, were determined based on completion of certain individual performance objectives weighted at 25% (the “Individual component”) and Company-wide Adjusted EBITDA targets weighted at 75% (the “Adjusted EBITDA component”). For the CEO, the bonus is determined 100% based on the Adjusted EBITDA component to emphasize the importance of Company financial performance. Refer to the “Non-GAAP Financial Measures” section of Item 7 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for our calculation and reconciliation to the most directly comparable GAAP financial measure of Adjusted EBITDA.2

Each named executive officer’s target bonus amount was generally determined at the outset of the year and was expressed as a percentage of such officer’s base salary. For each, other than Mr. Pargac who was newly hired, the target bonus amounts (as percentages of base salary) did not increase. The target bonus percentages for 2023 and 2024 are summarized in the table below:

Named Executive Officer	2023	2024	% Change
Robert Lisy	125%	125%	—%
Andras Bende	60%	60%	—%
Joseph Aguilar	50%	50%	—%
Christopher Hunt	50%	50%	—%
Robert Pargac (1)	—%	50%	N/A

(1) Mr. Pargac joined the Company in May 2024. Therefore, information for 2023 is not applicable.

The table below summarizes the 2024 target bonus opportunities and earned amounts for all named executive officers:
2 Adjusted EBITDA is as defined in the "Non-GAAP Financial Measures" section of Item 7 in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 27, 2025.

34	2025 Proxy Statement

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS

				Breakdown of Target Bonus Dollars		Breakdown of Earned Bonus Dollars
Named Executive Officer	Target Bonus	Weighting		Adjusted EBITDA	Individual Performance	Adjusted EBITDA	Individual Performance
		EBITDA	Individual
Robert Lisy	$1,250,000	100%	—%	$1,250,000	$—	$837,500	$—
Andras Bende	$300,000	75%	25%	$225,000	$75,000	$150,750	$74,766
Joseph Aguilar	$220,000	75%	25%	$165,000	$55,000	$110,550	$56,141
Christopher Hunt	$200,000	75%	25%	$150,000	$50,000	$100,500	$56,575
Robert Pargac (1)	$175,000	75%	25%	$131,250	$43,750	$65,953	$33,469

(1) Since Mr. Pargac joined the Company in May 2024, the earned bonus amounts are prorated based on his start date.

Actual payouts under the plan may range from 0% to 150% of each executive’s target based on performance versus pre-established objectives. Under the terms of the Bonus Plan, the Individual component was measured and paid on a quarterly basis and may range from 0% to 150% of target. Half of the Adjusted EBITDA component is paid quarterly based on quarterly performance with the remainder of any earned portion of the Adjusted EBITDA component being payable subject to full-year performance. The quarterly payout for Adjusted EBITDA is made on a binary basis, such that if the quarterly target is achieved, then the quarterly payout is made (12.5% of the Adjusted EBITDA target), with no partial payout during a quarter if the target is not achieved. All quarterly Adjusted EBITDA targets were set at the beginning of the year. The Company uses a combination of quarterly individual targets and quarterly and annual Adjusted EBITDA targets to effectively motivate its executive team by balancing the focus and reward on both immediate near-term performance and longer-term performance.
For the full-year Adjusted EBITDA component, the Compensation Committee sets threshold, target and maximum levels of performance at the outset of the year. Payout begins at threshold performance, which was set at 90% of the targeted Adjusted EBITDA amount, and achievement below 90% pays 0% of target. Target performance was set at 100% of the targeted Adjusted EBITDA amount, achievement of which pays 100% of target. Maximum payout of 150% requires performance at 115% of the targeted Adjusted EBITDA amount. There would be no payment under the Bonus Plan for performance below threshold and linear interpolation applies between threshold/target and target/maximum performance levels.

For 2024, the quarterly Adjusted EBITDA targets were achieved at 100% for the first quarter, 94% for the second quarter, 101% for the third quarter and 91% for the fourth quarter. The full-year Adjusted EBITDA performance was $121.3 million versus the target of $125.8 million, resulting in a payout for the full-year Adjusted EBITDA of 67% of target annual bonus attributable to the Adjusted EBITDA performance (with final payout being reduced by the previously paid quarterly portion of the Adjusted EBITDA component bonus payments).

Mr. Bende’s individual objectives were based, in part, on the following factors: (i) improving liquidity and debt management, (ii) enhancing capital management, (iii) performing and leading merger and acquisition related activities, as well as integration activities related thereto and (iv)

2025 Proxy Statement	35

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
monitoring and optimizing internal control and internal audit activities. In the aggregate, for all quarters in 2024, Mr. Bende’s average level of achievement of his individual objectives, as determined by the Compensation Committee, with input from the CEO, was 99.7% of the target Individual component.

Mr. Aguilar’s individual objectives were based, in part, on the following factors: (i) leading the Latin American subsidiaries' management team and integration of certain functions, (ii) implementing cost savings strategies for banking and paying agent fees, and (iii) improving customer and call center service experiences. In the aggregate, for all quarters in 2024, Mr. Aguilar’s average level of achievement of his individual objectives, as determined by the Compensation Committee, with input from the CEO, was 102.1% of the target Individual component.

Mr. Hunt's individual objectives were based, in part, on the following factors: (i) overseeing the Company's operations of certain U.S. subsidiaries, (ii) implementing organizational changes, (iii) digital product development, (iv) enhancing our IT/Cybersecurity offerings and (v) overseeing human resource operations. In the aggregate, for all quarters in 2024, Mr. Hunt’s average level of achievement of his individual objectives, as determined by the Compensation Committee, with input from the CEO, was 113.2% of the target Individual component.
Mr. Pargac’s individual objectives were based, in part, on the following factors: (i) overseeing regulatory and legal processes of merger and acquisition related activities, (ii) pursuing and advancing resolution of open litigation, (iii) negotiation of terms of key agreements and (iv) assessing and evaluating the legal department productivity and providing recommendations for future enhancement. In the aggregate, for all quarters in 2024, Mr. Pargac’s average level of achievement of his individual objectives, as determined by the Compensation Committee, with input from the CFO, was 102.0% of the target Individual component.
Based on the combined impact of Adjusted EBITDA and Individual component performance, the overall payout as a percent of target was 67.0% of target for the CEO (based on Adjusted EBITDA performance only) and ranged approximately from 75.2% to 78.5% of target for Messrs. Bende, Aguilar, Hunt, and Pargac (based on quarterly and annual Adjusted EBITDA and quarterly Individual components performance).
Long-Term Equity Incentive Awards

We maintain a Long-Term Equity Incentive ("LTI") Plan under the International Money Express, Inc. 2020 Omnibus Equity Compensation Plan (as amended, or amended and restated, from time to time, the “2020 Plan”). The Company believes that a substantial portion of each named executive officer’s compensation should be paid in LTI compensation and should align the executive's interests with those of our stockholders through a combination of performance-based and time-based equity awards. In addition, the Committee believes LTI awards are a key component of market-competitive compensation and serve to attract and retain key executives while linking a substantial portion of their compensation to the attainment of predetermined financial objectives. The Compensation Committee approves annual LTI awards for the named executive officers based on several factors, including the level of responsibility within the organization, the individual’s contribution towards performance goals, and market data.
The 2020 Plan provides for the granting of stock-based incentive awards, including stock options, RSUs, RSAs and PSUs to named executive officers, other Company employees, certain other service providers and independent directors of the Company.

36	2025 Proxy Statement

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS

The Committee makes annual equity grants to its senior executives to provide continuous motivation and reward for performance, align with market practice and ensure continuous retention value that provides leadership continuity. Each executive’s annual LTI award is determined using market data as a guide. The long-term equity incentives granted in 2024 were provided in equal value-based amounts of service-vested RSAs or service-vested RSUs (50% weighting) and PSUs (50% weighting). These award types were used to strike an appropriate balance between stockholder aligned retention vehicles that are variable with the stock price and performance-based equity that ties compensation outcomes to the achievement of pre-established, multi-year financial performance goals. Additionally, the sole use of full-value awards, rather than stock options, keeps dilution and overhang levels low.

RSAs and RSUs granted to the Company’s named executive officers generally vest in four equal annual installments beginning one year after the date of the grant, subject to continued employment. PSUs granted to the Company’s named executive officers generally vest subject to attainment of performance criteria during the designated performance period established by the Compensation Committee. The PSUs granted in 2022 to the Company’s named executive officers vested based on achievement of performance goals over a two-year period (which were determined to have been met through 2023) and continued service through a three-year period (through the end of 2024).The PSUs granted in 2024 and 2023 to the Company’s named executive officers vest based on the achievement of cumulative Adjusted EPS targets over a three-year performance period and service for a period of three years. There will be no payout of PSUs if the threshold performance is not achieved for the specific metric.

The performance metric for the 2024 PSUs was three-year cumulative Adjusted EPS, which for each year is determined by dividing (i) Adjusted Net income as defined and reconciled to the most directly comparable GAAP Measure in the “Non-GAAP Financial Measures” section of Item 7 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 by (ii) GAAP weighted-average common shares outstanding (basic), which is adjusted to treat certain shares repurchased by the Company as remaining outstanding at the end of the performance period.

Adjusted EPS was selected as the performance metric because it is believed to be an important financial metric linked to stock price performance and captures more variables than the Adjusted EBITDA metrics used in the annual incentive program. Each executive received a target allocation of PSUs by taking the intended PSU grant value and dividing it by the stock price on the grant date. The Committee determined a threshold, target and maximum level of performance which, if achieved, would result in 50%, 100% or 200% of the target PSUs being earned. Linear interpolation applies between threshold/target and target/maximum performance levels and no PSUs are earned for performance below the threshold level. Vesting is generally contingent on continued service through the end of the three-year service period. Following the conclusion of the performance period, the Compensation Committee will certify the number of PSUs earned.
The size of the 2024 equity awards for each named executive officer was determined by reviewing market data (prepared by FW Cook), performance assessments, value of the named executive officer to the organization, and the value of unvested equity awards, among other factors.
In March 2024, the Compensation Committee approved the following LTI awards:

2025 Proxy Statement	37

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers	Position	Target LTI ($)	RSAs ($)	RSUs ($)	PSUs ($)
Robert Lisy	CEO & President	$4,200,000	$2,100,000	$—	$2,100,000
Andras Bende	Chief Financial Officer	$900,000	$—	$450,000	$450,000
Joseph Aguilar	President and General Manager - Latin America	$600,000	$—	$300,000	$300,000
Christopher Hunt	Chief Operating Officer	$700,000	$—	$350,000	$350,000
Robert Pargac (1)	Chief Legal Officer and Secretary	$400,000	$—	$200,000	$200,000

(1) Since Mr. Pargac joined the Company in May 2024, his LTI was approved by the Compensation Committee in July 2024.
Achievement of the 2022 PSU Grant Performance Measures
The 2022 PSUs granted in March 2022 to each named executive officer vest, subject to achievement of pre-established performance criteria, over a two-year performance period and a three-year service period. The performance criteria consisted of two-year cumulative Adjusted EPS for 2022 and 2023. The Compensation Committee determined a threshold, target and maximum level of performance which, if achieved, would result in 50%, 100% or 200% of the target PSUs being earned. Linear interpolation applies between threshold/target and target/maximum performance levels and no PSUs are earned for performance below the threshold level. Vesting is contingent on continued service through the end of the three-year service period. The table below shows the pre-established Adjusted EPS targets applicable to the 2022 PSU grants during the performance period:

Adjusted EPS During the Performance Period	PSUs Vesting as a Percentage of Target
Less than $3.29 (Below Threshold)	—%
$3.29 (Threshold)	50%
$3.66 (Target Performance)	100%
$4.03 (Maximum Performance)	200%

As certified by the Compensation Committee in February 2024, the Company reported total cumulative Adjusted EPS during the performance period of approximately $3.75, which resulted in an earnout of 125.7% of the target number of 2022 PSUs granted as shown in the table below, which awards vested upon completion of the three-year service condition:

38	2025 Proxy Statement

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officer	Position	Target PSU (shares)	Actual PSU Payout (shares)
Robert Lisy	CEO & President	69,930	87,902
Andras Bende	Chief Financial Officer	13,986	17,580
Joseph Aguilar	President and General Manager - Latin America	13,986	17,580
Christopher Hunt	Chief Operating Officer	6,993	8,790
Robert Pargac (1)	Chief Legal Officer and Secretary	N/A	N/A

(1) Mr. Pargac joined the Company in May 2024. Therefore, no 2022 PSUs were granted to him.

Clawback Policy

We adopted a Compensation Recovery Policy in 2023 (clawback policy) that complies with SEC rules and NASDAQ standards. Our policy includes a clawback provision that applies in the event that the Company is required to report certain accounting restatements. In such event, the Company shall recover any erroneously awarded incentive compensation received by any covered executive officer (including the NEOs) during the three completed fiscal years immediately preceding the date of such restatement that exceeds the amount that would have been received if based on the restated amounts. Covered executive officers include both current and former executive officers. Incentive-based compensation includes any compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure such as a stock price or total shareholder return. The obligation to recover such erroneously awarded compensation does not require any finding of misconduct by a covered executive officer or such officer being found responsible for the accounting error leading to the accounting restatement. All actions taken under this policy will be determined by the Compensation Committee or the Board of Directors in its discretion.

We are also subject to the clawback provisions of Section 304 of the Sarbanes-Oxley Act ("SOX"), which require our CEO and CFO to reimburse the Company for any bonus, incentive, or equity-based compensation that was received during the 12-month period following an accounting restatement due to our material non-compliance, due to the CEO or CFO’s misconduct, with any financial reporting requirement.

Risk Considerations in our Compensation Program
The Compensation Committee reviews our compensation policies and practices annually to evaluate whether they may incentivize risk taking by our executives. During its review in 2024, the Compensation Committee determined that our compensation policies and practices are not reasonably likely to incentivize risks that would have a material adverse effect on the Company.
Stock Ownership and Retention Policy
The Company encourages stock ownership by its officers, non-management directors and senior executives to promote a long-term perspective in managing the Company and align stockholder and director interests.
The Company has a Stock Ownership and Retention Policy which is applicable to the named executive officers and other executive officers, and the non-management directors. The terms and

2025 Proxy Statement	39

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
conditions of the policy are periodically reviewed by the Compensation Committee and FW Cook to ensure consistency with peer group, corporate governance best practices and alignment between the interests of the individuals covered by the policy and the interests of the Company’s stockholders.
Under the policy, which is reviewed annually and was last updated effective October 27, 2022, executive officers and non-management directors are required to attain a minimum share ownership level equal to a multiple of their annual base salary as indicated in the table below:

CEO	Other Executive Officers	Non-Management Directors
5x Annual Base Salary	2x Annual Base Salary	5x Annual Base Retainer
•A covered person will not be in violation of the policy if, until such covered person meets his or her ownership minimum, such covered person retains 50%, in the case of an executive officer, and 100%, in the case of a non-management director, of the shares acquired on or after October 31, 2022 by such person pursuant to the vesting of restricted stock or restricted stock units, including performance based awards, and shares acquired upon the exercise of options by such covered person, net of shares retained by the Company to satisfy withholding requirements, shares tendered by the covered person to pay any portion of the exercise price of options and if all or a portion of the taxes due in connection with such events are satisfied by the covered person remitting cash to the Company or applicable taxing authority or by the Company withholding amounts from such covered person’s compensation or payments otherwise due, the number of shares having a fair market value equal to the amount so remitted to or withheld by the Company (or directly paid by the covered person).
•Once the minimum share ownership level is satisfied, the covered person is expected to continue to satisfy such requirement for so long as he or she is subject to the policy.
•The following categories satisfy a covered person’s ownership guidelines: (i) shares of common stock owned directly; (ii) shares of common stock owned indirectly (e.g., by a spouse, dependent child, a trust or allocable to the interest of a covered person in an entity such as limited partnership, limited liability or closely held corporation); (iii) shares of common stock held in a 401(k) plan; and (iv) restricted or deferred shares of common stock issued as equity awards (including restricted stock units), net of taxes, the vesting and/or issuance of which is dependent solely on the lapse of time or continued status as a director or employee of the Company. The following categories are excluded: (a) shares underlying options held, whether or not vested and (b) shares underlying unearned and unvested performance share units held (unless converted to restricted stock units).

As of December 31, 2024, all named executive officers and non-management directors are in compliance with the guidelines based on either having achieved the required level of ownership or by complying with the 50% retention ratio described above.

Retirement Benefit Programs
The Company maintains a tax-qualified defined contribution plan (the “401(k) Plan”) that provides retirement benefits to employees, including matching contributions. The Company matches 50% of each employee’s contributions up to a maximum of 3% of their total compensation. The named

40	2025 Proxy Statement

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
executive officers are eligible to participate in the 401(k) Plan on the same terms as other participating employees.

Anti-Hedging and Anti-Pledging Policy

Our Securities Trading Policy prohibits, among other things, the hedging and pledging of our securities by our executive officers and directors, specifically, (i) engaging in short sales, (ii) engaging in transactions in put options, call options or other derivative securities related to Company securities, on an exchange or in any other organized market, (iii) engaging in hedging or monetization transactions related to Company securities, including through the use of financial instruments such as equity swaps, prepaid variable forwards, and collars and exchange funds, (iv) pledging our stock as collateral for a loan, and (v) holding our securities in a margin account.

Equity Grant Award Practices

Intermex does not currently grant stock options to its employees. The Compensation Committee does not take material nonpublic information into account when determining the amount, timing and terms of any equity awards, and Intermex does not time the disclosure of material nonpublic information for the purpose of affecting the value of our executives' equity-based compensation.

Accounting for and Tax Treatments of Compensation

The accounting and tax treatment of compensation generally has not been a significant factor in determining the amounts of compensation for our executive officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit and value to the executive.

Section 162(m) of the Internal Revenue Code generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the chief executive officer, chief financial officer or any of the three other highest paid executive officers. Section 409A of the Internal Revenue Code imposes an additional tax on certain forms of deferred compensation. The Committee takes Section 409A into account in determining the form and timing of compensation paid to the Company’s executives.

While the tax impact of any compensation arrangement is one factor to be considered, that impact is evaluated in light of the Committee’s overall compensation philosophy and objectives. Accordingly, the Committee may award compensation to the executive officers that is not fully deductible if it determines the compensation is consistent with its philosophy and is in the Company’s and its stockholders' best interests.
Base Salary and Annual Cash Incentive Plan
The Company accounts for salaries and cash incentive expense in accordance with GAAP, which requires the recognition of these types of compensation costs as they are incurred by the Company and earned by the Company's employees.

2025 Proxy Statement	41

PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
The Company deducts the employee's portion of federal, state or city income tax and other related payroll taxes such as social security when salaries or cash incentive awards are paid. At the same time, the Company expenses and remits the portion of payroll taxes under its responsibility.
Long-Term Equity Incentive Awards

The Company values equity incentive awards in accordance with FASB ASC Topic 718. More information regarding the application of ASC Topic 718 by the Company may be found in Note 14 (Stock Plans and Stock Based Compensation) to the Company’s audited financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The Company accounts for its long-term equity incentive awards expense under GAAP, which requires the measurement and recognition of compensation costs for all equity-based payment awards made to employees and directors based on estimated fair values. We have elected to account for forfeitures as they occur. The Company may use either authorized and unissued shares or treasury shares to meet share issuance requirements.
The Company deducts the employee's portion of federal, state or city income tax and other related payroll taxes such as social security upon vesting of the equity award. At the same time, the Company expenses and remits the portion of payroll taxes under its responsibility.
Compensation Committee Report on Executive Compensation
In fulfilling our role, we met and held discussions with the Company’s management and reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement on Schedule 14A. Based on the review and discussions with management, advisors and the Compensation Consultant and our business judgment, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A for filing with the SEC.
Respectfully submitted by the Compensation Committee of the Board of Directors:
Debra Bradford (Chair)
Adam Godfrey
Michael Purcell
Laura Maydón
John Rincon

42	2025 Proxy Statement

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION
NAMED EXECUTIVE OFFICER COMPENSATION
Summary Compensation Table
The following table sets forth the compensation paid to and earned by the named executive officers that is attributable to services performed during fiscal years 2024, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Robert Lisy Chief Executive Officer and President	2024	$1,000,000	$—	$4,200,000	$837,500	$4,598	$6,042,098
	2023	$1,000,000	$—	$4,000,000	$1,125,000	$2,308	$6,127,308
	2022	$1,000,000	$405,000	$3,000,000	$1,432,638	$4,576	$5,842,214
Andras Bende Chief Financial Officer	2024	$500,000	$—	$900,000	$225,516	$—	$1,625,516
	2023	$472,500	$40,000	$800,000	$262,053	$—	$1,574,553
	2022	$450,000	$100,000	$600,000	$257,453	$—	$1,407,453
Joseph Aguilar President and General Manager - Latin America	2024	$440,000	$—	$600,000	$166,691	$2,894	$1,209,585
	2023	$440,000	$—	$750,000	$199,860	$3,160	$1,393,020
	2022	$420,000	$100,000	$600,000	$236,142	$865	$1,357,007
Christopher Hunt Chief Operating Officer	2024	$406,250	$—	$700,000	$157,075	$2,894	$1,266,219
	2023	$350,000	$25,000	$475,000	$161,875	$3,375	$1,015,250
	2022	$329,000	$50,000	$300,000	$157,300	$26	$836,326
Robert Pargac Chief Legal Officer and Secretary	2024	$245,723	$43,750	$400,000	$99,422	$—	$788,895
	2023	$—	$—	$—	$—	$—	$—
	2022	$—	$—	$—	$—	$—	$—

(1)In connection with his hiring, the Compensation Committee approved the payment of a sign on bonus to Mr. Pargac. In October 2023, the Compensation Committee approved the payment of special recognition bonuses to be paid to Mr. Bende and Mr. Hunt in connection with the assumption by each of them of additional duties and obligations throughout 2023. In 2022, the Compensation Committee approved the payment to the named executive officers of special recognition bonuses in connection with the closing of the acquisition of Envios de Valores La Nacional Corp. and LAN Holdings, Corp.

(2)In February 2024, the Compensation Committee approved a new employment agreement for Mr. Lisy described under “Employment Agreements” starting on page 46, which included an increase to his LTI opportunity commencing in 2024. The amounts included in the “Stock Awards” column reflect the aggregate grant date fair value of equity awards granted to the named executive officers as computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns for fiscal year 2024, see Note 14 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The grant date fair values of all performance-based awards were computed based on the probable outcome of the performance conditions as of the grant date of such awards, which was at target. The respective grant date fair values of the PSUs granted in fiscal 2024, 2023, and 2022, assuming at such grant date the maximum payment (200% of target for each grant), would have been as follows: Mr. Lisy — $4,200,000, $4,000,000, and $3,000,000; Mr. Bende — $900,000, $800,000, and $600,000; Mr. Hunt — $700,000, $475,000, and $300,000; Mr. Aguilar —$600,000, $750,000, and $600,000. See the 2024 Grants of Plan-Based Awards Table on page 45 and related notes and the “Compensation Discussion and Analysis” section of this proxy statement for information with respect to equity awards granted in fiscal 2024 and the Outstanding Equity Awards at End of Fiscal Year 2024 Table on page 45 and related notes for information with respect to equity awards granted prior to fiscal 2024.

2025 Proxy Statement	43

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION
(3)The amounts included in the “Non Equity Incentive Plan Compensation” column reflect the quarterly bonuses and annual performance bonuses earned and paid under the Company’s Employee Incentive Bonus Plan for fiscal years 2024, 2023 and 2022. The “Annual Cash Incentive Awards” section above describes how the Employee Incentive Bonus Plan awards were determined.

(4)For the named executive officers, the amounts in the “All Other Compensation” column for 2024 represent matching contributions under our 401(k) retirement savings plan.

2024 Grants of Plan-Based Awards Table
The following table provides additional information about the plan-based awards granted to the named executive officers for the year ended December 31, 2024.

Name	Grant Date	Estimated Future Payouts under Non-equity Incentive Plan Awards			Number of shares of stock or units (1)			Grant date fair value of stock awards (2)
		Threshold (S)	Target ($)	Maximum ($)	Threshold	Target	Maximum
Robert Lisy (3)	N/A	$—	$1,250,000	$1,875,000	—	—	—	$—
	2/15/2024	$—	$—	$—	—	98,731	—	$2,100,000
	3/1/2024	$—	$—	$—	54,489	108,978	217,956	$2,100,000
Andras Bende	N/A	$—	$300,000	$450,000	—	—	—	$—
	2/15/2024	$—	$—	$—	—	21,157	—	$450,000
	3/1/2024	$—	$—	$—	11,676	23,352	46,704	$450,000
Joseph Aguilar	N/A	$—	$220,000	$330,000	—	—	—	$—
	2/15/2024	$—	$—	$—	—	14,104	—	$300,000
	3/1/2024	$—	$—	$—	7,784	15,568	31,136	$300,000
Chris Hunt	N/A	$—	$200,000	$300,000	—	—	—	$—
	2/15/2024	$—	$—	$—	—	16,455	—	$350,000
	3/1/2024	$—	$—	$—	9,082	18,163	36,326	$350,000
Robert Pargac	N/A	$—	$175,000	$262,500	—	—	—	$—
	7/25/2024	$—	$—	$—	—	9,653	—	$200,000
	7/25/2024	$—	$—	$—	4,827	9,653	19,306	$200,000
(1)For Robert Lisy, the above awards consist of Restricted Stock Awards and Performance Stock Units. For all other named executive officers, the awards consist of Restricted Stock Units and Performance Stock Units. The vesting terms of the restricted stock and the restricted stock unit awards were determined by the Compensation Committee at the time of grant and are generally consistent with restricted stock unit awards granted to the Company’s other employees, and the vesting terms and performance goals of the awards were determined by the Compensation Committee at the time of grant and are generally consistent with awards granted to other senior executives (except as described in note (3) below).
(2)The amounts reflect the grant date fair value of equity awards granted to the named executive officers as computed in accordance with FASB ASC Topic 718.

(3)The terms of the awards granted to Mr. Lisy are generally consistent with awards granted to other senior executives, except that, as required by the CEO Employment Agreement, if Mr. Lisy retires after age 66 (after providing the required notice), all awards will continue to vest in accordance with their original vesting schedule, subject to attainment of any applicable performance goals.

44	2025 Proxy Statement

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION

Outstanding Equity Awards at End of Fiscal Year 2024

	Option Awards(1)						Stock Awards(2)
Name	Grant Date	Grant Type	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Robert Lisy Chief Executive Officer and President	3/4/2021	RSA	—	—	—	—	22,054	$459,385	—	—
	2/28/2022	RSA	—	—	—	—	46,700	$972,761	—	—
	3/3/2023	RSA	—	—	—	—	58,367	$1,215,785	—	—
	3/3/2023	PSU	—	—	—	—	—	—	77,821	$1,621,011
	2/15/2024	RSA					98,731	$2,056,567
	3/1/2024	PSU							108,978	$2,270,012
Andras Bende Chief Financial Officer	3/4/2021	RSU	—	—	—	—	3,750	$78,113	—	—
	2/28/2022	RSU	—	—	—	—	9,340	$194,552	—	—
	3/3/2023	RSU	—	—	—	—	11,674	$243,169	—	—
	3/3/2023	PSU	—	—	—	—	—	$—	15,564	$324,198
	2/15/2024	RSU	—	—	—	—	21,157	$440,700
	3/1/2024	PSU	—	—	—	—	—	$—	23,352	$486,422
Joseph Aguilar President and General Manager - Latin America	6/26/2020	Option Award	31,250	—	$12.45	6/26/2030	—	—	—	—
	3/4/2021	RSU	—	—	—	—	4,852	$101,067	—	—
	2/28/2022	RSU	—	—	—	—	9,340	$194,552	—	—
	3/3/2023	RSU	—	—	—	—	10,944	$227,964	—	—
	3/3/2023	PSU	—	—	—	—	—	—	14,591	$303,931
	2/15/2024	RSU	—	—	—	—	14,104	$293,786
	3/1/2024	PSU	—	—	—	—			15,568	$324,281
Christopher Hunt Chief Operating Officer	3/4/2021	RSU	—	—	—	—	1,765	$36,765	—	—
	2/28/2022	RSU	—	—	—	—	4,670	$97,276	—	—
	3/3/2023	RSU	—	—	—	—	6,932	$153,128	—	—
	3/3/2023	PSU	—	—	—	—	—	—	9,241	$192,490
	2/15/2024	RSU	—	—	—	—	16,455	342,758	—	—
	3/1/2024	PSU	—	—	—	—	—	—	18,163	$378,335
Robert Pargac Chief Legal Officer and Secretary	7/25/2024	RSU	—	—	—	—	9,653	$201,072	—	—
	7/25/2024	PSU	—	—	—	—	—	—	9,653	$201,072
(1)The Option Awards columns reflect stock options granted to the applicable named executive officer on the dates shown, which vest and become exercisable in four equal installments beginning one year after the date of grant, subject to the named executive officers continued employment with the Company.

2025 Proxy Statement	45

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION
(2)The Stock Awards columns reflect RSUs and RSAs granted to the applicable named executive officer on the dates shown, which vest generally in four equal installments beginning one year after the date of grant, subject to the named executive officer’s continued employment with the Company. In addition, the Stock Awards column reflects PSUs granted, shown based on target performance for the 2024 and 2023 grants to the applicable named executive officer on the dates shown, which generally vest subject to attainment of performance criteria during the performance period established by the Compensation Committee. Because the performance goals for the 2022 grant were met as of December 31, 2023, and service requirements attained as of December 31, 2024, the 2022 grants are not included on the table.

Option Exercises and Stock Vested for 2024 Table
The following table provides additional information about the exercises of options and vesting of stock awards held by the named executive officers during the year ended December 31, 2024.

Name	Option Awards		Stock Awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Robert Lisy Chief Executive Officer and President
	—	$—	152,761	$2,610,559

Andras Bende Chief Financial Officer
	—	$—	29,892	$549,249

Joseph Aguilar President and General Manager - Latin America
	93,750	$884,375	30,751	$562,149

Christopher Hunt Chief Operating Officer
	—	$—	15,200	$277,293

Robert Pargac Chief Legal Officer and Secretary
	—	$—	—	$—

Employment Agreements
Each of the named executive officers is a party to an employment agreement with the Company, summarized below.
Chief Executive Officer and President (Robert Lisy)

On February 28, 2024, Intermex Holdings, Inc. ("Holdings") entered into an amended and restated employment agreement with Mr. Lisy, which was effective as of January 1, 2024 (as amended, the “CEO Employment Agreement”). The CEO Employment Agreement expires on December 31, 2027, subject to automatic one-year extensions unless either the Company or Mr. Lisy provides at least 90 days’ written notice to the other of intent not to renew the term. The CEO Employment Agreement replaced prior employment agreements between Mr. Lisy and the Company.

46	2025 Proxy Statement

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION
Per the CEO Employment Agreement, Mr. Lisy’s annualized base salary remained at $1,000,000 through 2024 but increased to an annual rate of $1,050,000 on January 1, 2025, and shall increase to an annual rate of $1,102,500 on January 1, 2026, and $1,157,625 on January 1, 2027, as long as Mr. Lisy remains employed with the Company through that time. The CEO Employment Agreement also provides that Mr. Lisy is eligible to earn a performance-based annual cash incentive. The annual cash incentive payable has an annual target of 125% of Mr. Lisy’s base salary, or $1,250,000 in 2024, and shall be conditioned on the achievement of certain performance goals, including the achievement of budgeted Adjusted EBITDA (as defined in the CEO Employment Agreement), and the achievement of individual performance goals as may be reasonably agreed to by the Board and Mr. Lisy. The CEO Employment Agreement, subject to approval by the Compensation Committee, provides for an award to Mr. Lisy of restricted stock and performance stock units (“PSUs”), in each case granted under the terms of the Company’s 2020 Plan (the “2020 Plan”) and each award having a grant date value of $2,100,000 in 2024, $2,225,000 in 2025, $2,337,500 in 2026, and as determined by the Compensation Committee, but no less than $2,337,500, in 2027, in each case, as computed in accordance with U.S. GAAP. The vesting terms and performance goals are generally determined by the Compensation Committee at the time of grant of the PSUs under the 2020 Plan in the first quarter of the applicable year of grant.
The CEO Employment Agreement also provides that Mr. Lisy continues to be eligible to participate in all benefit programs (excluding severance, bonus, incentive or profit-sharing plans) offered on the same basis as generally made available to other employees and vacation and reimbursement benefits customary for a chief executive officer. In addition, Mr. Lisy is also entitled to the following benefits: (a) car allowance; (b) reimbursement for legal and certain other advisory fees incurred in connection with the negotiation of the CEO Employment Agreement; and (c) if obtained by Holdings during the term of Mr. Lisy’s employment, the right to acquire and assume the premium payments under any life insurance policy held by Holdings upon termination of Mr. Lisy’s employment. Pursuant to the CEO Employment Agreement, Mr. Lisy is subject to the following restrictive covenants: (i) non-solicitation of customers and employees of Holdings during employment and for two years thereafter; (ii) non-competition during employment and for two years thereafter; (iii) non-disclosure of confidential information for an unspecified duration; and (iv) mutual and perpetual non-disparagement. The CEO Employment Agreement also provides for severance upon a termination of employment under certain circumstances, as described below under “—Potential Payments upon Termination or Change in Control.”
Chief Financial Officer (Andras Bende)

On December 7, 2020, the Company entered into an employment agreement (the “CFO Employment Agreement”) with Mr. Bende for the position of Chief Financial Officer for an indefinite term beginning on December 7, 2020. The CFO Employment Agreement provides for an annualized base salary of $425,000 per year. Mr. Bende’s annualized base salary was increased effective January 1, 2024 to $500,000 and effective January 1, 2025 to $525,000. The CFO Employment Agreement, provided that Mr. Bende would be eligible to participate in the annual incentive compensation plan with a target bonus of 40% of base salary, and effective January 1, 2023 Mr. Bende's target bonus opportunity was increased to of 60% of his base salary, payable based upon the attainment of certain performance goals, as determined by the Board in its discretion. Mr. Bende is also eligible to participate in any benefit plans (excluding severance, bonus, incentive or profit-sharing plans, unless approved or determined by the Board in its discretion) offered as in effect from time to time on the same basis as generally made available to other employees. In addition, Mr. Bende is entitled to reimbursement and vacation benefits typical for a senior executive. Pursuant to the CFO Employment Agreement, Mr. Bende is subject to the following restrictive covenants: (i) non-solicitation of customers and employees of the Company during employment and for three years thereafter; (ii)

2025 Proxy Statement	47

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION
non-competition during employment and for nine months thereafter; (iii) non-disclosure of confidential information for an unspecified duration; and (iv) perpetual non-disparagement. The CFO Employment Agreement also provides for severance upon termination of employment under certain circumstances, as described below under “—Potential Payments upon Termination or Change in Control.”
Chief Operating Officer (Christopher Hunt)

On March 1, 2021, the Company entered into an Employment Agreement with Mr. Hunt for the position of Chief Information Officer, as amended on April 20, 2023 to reflect Mr. Hunt's new role and title as the Company's Chief Operating Officer (as amended, the "Hunt Employment Agreement"). The Hunt Employment Agreement provides for an annualized base salary of $310,000 per year, which was increased to $475,000 effective December 1, 2024. The Hunt Employment Agreement, provided that Mr. Hunt would be eligible to participate in the annual incentive compensation plan with a target bonus of 40% of base salary, and effective, January 1, 2023, Mr. Hunt's target bonus opportunity was increased to 50% of his base salary, payable based upon the attainment of certain performance goals, as determined by the Board in its discretion. Mr. Hunt is also eligible to participate in any benefit plans (excluding severance, bonus, incentive or profit-sharing plans, unless approved or determined by the Board in its discretion) offered as in effect from time to time on the same basis as generally made available to other employees. In addition, Mr. Hunt is entitled to reimbursement and vacation benefits typical for a senior executive. Pursuant to the Hunt Employment Agreement, Mr. Hunt is subject to the following restrictive covenants: (i) non-solicitation of customers and employees of the Company during employment and for three years thereafter; (ii) non-competition during employment and for nine months thereafter; (iii) non-disclosure of confidential information for an unspecified duration; and (iv) perpetual non-disparagement. The Hunt Employment Agreement also provides for severance upon termination of employment under certain circumstances, as described below under “—Potential Payments upon Termination or Change in Control.”
President and General Manager, Latin America (Joseph Aguilar)

On September 23, 2019, the Company entered into an employment agreement with Mr. Aguilar for the position of Chief Operating Officer for an indefinite term beginning on September 23, 2019, which was amended effective January 16, 2023 in connection with the change to Mr. Aguilar's role and title to President and General Manager, Latin America (as amended, the “Aguilar Employment Agreement”). The Aguilar Employment Agreement provides for an annualized base salary of $315,000 per year, which was increased to $440,000 per year effective January 1, 2023 and $453,200 effective January 1, 2025. The Aguilar Employment Agreement also provides that Mr. Aguilar is eligible to participate in the Company’s annual incentive compensation plan and shall have the opportunity to earn a performance based annual cash incentive with a target bonus of $100,000, and effective as of January 1, 2021, Mr. Aguilar’s, target bonus opportunity was increased to 50% of his base salary, payable based upon the attainment of certain performance goals, as determined by the Board in its discretion. Mr. Aguilar is also eligible to participate in any benefit plans (excluding severance, bonus, incentive or profit-sharing plans, unless approved or determined by the Board in its discretion) offered as in effect from time to time on the same basis as generally made available to other employees. In addition, Mr. Aguilar is entitled to reimbursement and vacation benefits typical for a senior executive. Pursuant to the Aguilar Employment Agreement, Mr. Aguilar is subject to the following restrictive covenants: (i) non-solicitation of customers and employees of the Company during employment and for three years thereafter; (ii) non-competition during employment and for nine months thereafter; (iii) non-disclosure of confidential information for an unspecified duration; and (iv) perpetual non-disparagement. The Aguilar Employment Agreement also provides for severance upon termination of employment under certain circumstances, as described below under “—Potential Payments upon Termination or Change in Control.”

48	2025 Proxy Statement

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION
Chief Legal Officer and Secretary (Robert Pargac)

The Company entered into an employment agreement (the "Pargac Employment Agreement”) with Mr. Pargac for the position of Chief Legal Officer and Secretary for an indefinite term beginning on May 20, 2024. The Pargac Employment Agreement provides for an annualized base salary of $350,000 per year, which shall be reviewed annually starting in January 2025, and may be subject to an increase, as determined in the reasonable discretion of the Board (and was increased effective January 1, 2025 to $357,000). Effective May 20, 2024, the Pargac Employment Agreement also provides that Mr. Pargac is eligible to participate in the annual incentive compensation plan, with a target bonus opportunity of 50% of his base salary, payable based upon the attainment of certain performance goals, as determined by the Board in its discretion. Mr. Pargac is also eligible to participate in any benefit plans (excluding severance, bonus, incentive or profit-sharing plans, unless approved or determined by the Board in its discretion) offered as in effect from time to time on the same basis as generally made available to other employees. In addition, Mr. Pargac is entitled to reimbursement and vacation benefits typical for a senior executive. Pursuant to the Pargac Employment Agreement, Mr. Pargac is subject to the following restrictive covenants: (i) non-solicitation of customers and employees of the Company during employment and for two years thereafter; (ii) non-competition during employment and for nine months thereafter; (iii) perpetual non-disclosure of confidential information; and (iv) perpetual non-disparagement in favor of the Company. The Pargac Employment Agreement also provides for severance upon termination of employment under certain circumstances, as described below under “—Potential Payments upon Termination or Change in Control.”

Potential Payments upon Termination or Change in Control
Severance under Employment Agreements
Pursuant to the terms of the employment agreements with Messrs. Lisy, Bende, Hunt, Aguilar and Pargac, the named executive officers are entitled to receive certain payments in connection with certain termination events.
Chief Executive Officer and President (Robert Lisy)
In the event that (i) Mr. Lisy is terminated other than for Cause, Disability (as such terms are defined in the CEO Employment Agreement) or death, (ii) if Mr. Lisy resigns for Good Reason (as defined in the CEO Employment Agreement) or (iii) Mr. Lisy’s employment is terminated pursuant to the Company providing notice of non-renewal of the term of the CEO Employment Agreement, Mr. Lisy is entitled to an amount equal to two times the sum of Mr. Lisy’s base salary and Mr. Lisy’s target bonus payable in equal installments over the two year period following termination and any other Accrued Rights (as defined in the CEO Employment Agreement). In the event Mr. Lisy’s employment is terminated: for Cause (as defined in the CEO Employment Agreement), due to Mr. Lisy's resignation without Good Reason or not due to his retirement, or due to Mr. Lisy's Disability or death, Mr. Lisy would be entitled to receive any base salary through the date of termination that remains unpaid as of the date of termination, any accrued and unpaid bonus for any previously completed year that Mr. Lisy is entitled to receive as of the date of termination, and any other Accrued Rights (as defined in the CEO Employment Agreement).

2025 Proxy Statement	49

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION
If Mr. Lisy retires (resignation after attainment of age 66 and providing six months’ notice), then outstanding awards granted under the long term incentive program will continue to vest in accordance with their original vesting schedule, subject to attainment of any applicable performance goals.
Pursuant to the CEO Employment Agreement, in the event that any of the payments or benefits provided by Holdings to Mr. Lisy (whether pursuant to the terms of the CEO Employment Agreement or any equity compensation or other agreement with Holdings) would constitute “parachute payments” (“Parachute Payments”) within the meaning of Section 280G of the Code, and would be subject to the excise tax imposed under Section 4999 of the Code or any interest or penalties with respect to such excise tax (collectively, the “Excise Tax”), then such Parachute Payments to be made to Mr. Lisy shall be payable either (1) in full or (2) as to such lesser amount which would result in no portion of such Parachute Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in Mr. Lisy’s receipt on an after-tax basis, of the greatest amount of economic benefits under the CEO Employment Agreement, notwithstanding that all or some portion of such benefits may be subject to the Excise Tax. If a reduction in the Parachute Payment is necessary, then the reduction shall occur in accordance with the terms of the CEO Employment Agreement.
Other Named Executive Officers

In the event that Messrs. Bende, Aguilar, Hunt or Pargac is terminated other than for Cause, Disability (as such terms are defined in the individual’s employment agreement) or death, or if the named executive officer resigns for Good Reason (as defined in the individual’s employment agreement), he is entitled to base salary continuation for nine months, a payment equal to a pro-rata portion of his target bonus for the year in which termination occurs (less any bonus amounts already paid for such year) and any other Accrued Rights (as defined in the individual’s employment agreement). In the event the named executive officer’s employment is terminated for Cause due to the named executive officer’s resignation without Good Reason, or due to the named executive officer’s Disability or death, the named executive officer would be entitled to any base salary through the date of termination that remains unpaid as of the date of termination, any accrued and unpaid bonus for any previously completed bonus period that the named executive officer’s is entitled to receive as of the date of termination, and any other Accrued Rights.

Treatment of Equity.
In addition to the rights described above upon certain terminations, termination of a named executive officer’s employment due to death or disability will result in accelerated vesting of outstanding awards under the 2020 Plan, although the number of any outstanding PSUs that vest depends on when the termination occurs during the applicable vesting period (either 100% of target or based on attainment of performance goals).
In the event of a change in control (as defined in the 2018 Omnibus Plan) of Holdings, the named executive officer would be entitled to a full vesting of all options outstanding under the 2018 Omnibus Plan. Awards granted under the standard form of RSU award agreements under the 2020 Plan provide that upon a change in control (as defined in the 2020 Plan) of Holdings or the Company, as applicable, all awards will vest for a named executive officer if (a) the award is not assumed in the change in control or (b) the award is assumed in the change in control but within two years following the change in control the named executive officer’s employment is terminated without Cause (as defined in the 2020 Plan form of award agreement).

50	2025 Proxy Statement

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION
For PSU awards under the 2020 Plan standard form, if a change in control (as defined in the 2020 Plan) of Holdings or the Company, as applicable, occurs, the PSUs will generally convert into RSUs if the award is assumed in the change in control and the RSUs will continue to vest either based on target or based on attainment of performance goals through the change in control, but the other vesting rules applicable to RSU awards under the 2020 Plan will then apply (either full acceleration of vesting if no assumption of the RSU in the change in control or full acceleration of vesting following a termination without Cause within 2 years following the change in control). In addition, in the event of a termination without Cause (as defined in the 2020 Plan form PSU agreement) after the first year of the performance period, a pro rata portion of the PSUs may vest depending upon attainment of performance goals identified in the PSU agreement. In addition to the above, the awards for Mr. Lisy contain vesting rights in the event of retirement and differences in the timing of settlement. Awards of RSUs and PSUs granted to other named executive officers each contain the terms set forth in the standard form of RSU and PSU agreement, as applicable.
The following table identifies potential payments that would be made to our named executive officers upon a termination of employment, including in the event of a termination following a Change in Control, assuming a termination on December 31, 2024. All severance is subject to the applicable named executive officer signing a release in favor of the Company. See Outstanding Equity Awards At End of Fiscal Year 2024 Table above for a list of unvested equity awards at the end of 2024.

Named Executive Officer	Severance Term	Cash Severance ($)	Total value of Outstanding Stock Awards that will vest ($) (1)	Total value of Benefits ($)
Robert Lisy
Upon Termination without Cause or with Resignation for Good Reason (2)	2 years	$4,500,000	$1,080,674	$5,580,674
Upon Death (3)	—	$—	$6,325,509	$6,325,509
Upon Disability (3)	—	$—	$6,325,509	$6,325,509
Resignation Other than Retirement or Good Reason	—	$—	$—	$—
Upon retirement (4)	—	$—	$6,325,509	$6,325,509
Upon Termination without Cause or with Resignation for Retirement Prior to Second Anniversary of a Change-in-Control (Equity awards assumed by Buyer) (5)	2 years	$4,500,000	$6,325,509	$10,825,509
Upon Change-in-Control (Equity awards not assumed by Buyer) (6)	—	$—	$6,325,509	$6,325,509

Andras Bende
Upon Termination without Cause or with Resignation for Good Reason (2)	9 months	$675,000	$216,132	$891,132
Upon Death or Disability (3)	—	$—	$1,767,154	$1,767,154
Upon Resignation Other than Retirement or Good Reason	—	$—	$—	$—
Upon Termination without Cause Prior to Second Anniversary of a Change-in-Control (Equity awards assumed by Buyer) (5)	9 months	$675,000	$1,767,154	$2,442,154

2025 Proxy Statement	51

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION

Upon Change-in-Control (Equity awards not assumed by Buyer) (6)	—	$—	$1,767,154	$1,767,154

Joseph Aguilar
Upon Termination without Cause or with Resignation for Good Reason (2)	9 months	$550,000	$202,620	$752,620
Upon Death or Disability (3)	—	$—	$1,445,551	$1,445,551
Upon Resignation Other than for Good Reason	—	$—	$—	$—
Upon Termination without Cause Prior to Second Anniversary of a Change-in-Control (Equity awards assumed by Buyer) (5)	9 months	$550,000	$1,445,551	$1,995,551
Upon Change-in-Control (Equity awards not assumed by Buyer) (6)	—	$—	$1,445,551	$1,445,551

Christopher Hunt
Upon Termination without Cause or with Resignation for Good Reason (2)	9 months	$593,750	$128,327	$722,077
Upon Death or Disability (3)	—	$—	$1,200,752	$1,200,752
Upon Resignation Other than for Good Reason	—	$—	$—	$—
Upon Termination without Cause Prior to Second Anniversary of a Change-in-Control (Equity awards assumed by Buyer) (5)	9 months	$593,750	$1,200,752	$1,794,502
Upon Change-in-Control (Equity awards not assumed by Buyer) (6)	—	$—	$1,200,752	$1,200,752

Robert Pargac
Upon Termination without Cause or with Resignation for Good Reason (2)	9 months	$468,750	$—	$468,750
Upon Death or Disability (3)	—	$—	$402,144	$402,144
Upon Resignation Other than for Good Reason	—	$—	$—	$—
Upon Termination without Cause Prior to Second Anniversary of a Change-in-Control (Equity awards assumed by Buyer) (5)	9 months	$468,750	$402,144	$870,894
Upon Change-in-Control (Equity awards not assumed by Buyer) (6)	—	$—	$402,144	$402,144
(1)    The values in this column represent (x) the fair market value using the closing price of our stock on December 31, 2024 (the last Nasdaq trading day in 2024), of $20.83 (the “Year End Price”) of all unvested PSUs, RSUs and RSAs, plus, in the case of options, (z) the spread between the Year End Price and the exercise price for all outstanding options, in each case, to the extent they would have vested on December 31, 2024 upon the termination or change of control event.

(2)    In a termination without cause or for good reason, the named executive officer will receive any cash compensation to which he would be entitled as of his termination date. As provided in Mr. Lisy's employment agreement, upon termination without cause or for good reason, the Company shall pay Mr. Lisy an amount equal to two times the sum of his base salary plus target bonus payable in equal installments during the two year period following such termination of employment. As provided in the other named executive officer's employment agreements, upon termination without cause or good reason, the Company shall continue to pay the named executive officer’s base salary through the period of time ending nine (9) months after the date of named executive officer’s termination of

52	2025 Proxy Statement

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION
employment, payable in installments at the same times at which and in the same manner in which such base salary would have been payable to the named executive officer had a termination of employment not occurred. The named executive officers other than Mr. Lisy will also be entitled to a pro rata target bonus for the year of termination (reduced by amounts previously paid) payable over nine (9) months following termination. There is no accelerated vesting of any equity upon a termination of employment by any executive for good reason. For purposes of determining the number of shares that would be distributable upon vesting, the actual performance for the 2024 year was taken into account for the PSUs granted in 2023 since the full year had been completed, but for PSU awards granted in 2024, the full award was treated as forfeited. The amounts payable over time have not been reduced to present value.

(3) In a termination upon death or disability, the named executive officer or named executive officer's estate, as the case may be, will receive any cash compensation to which he would be entitled at termination date. In addition, termination of a named executive officer’s employment due to death or disability will result in accelerated vesting of outstanding awards under the 2020 Plan (the number of any outstanding PSUs that vest is based on 100% of the target award, unless the death or disability is after the applicable performance period has ended in which case the payment is based on the certified performance – and the calculations assume the actual performance would be used for the PSUs granted in 2024 and 2023). The amounts payable over time have not been reduced to present value.

(4) Retirement means a resignation by Mr. Lisy (other than for Good Reason) after his sixty-sixth birthday and that is effective after providing six months’ notice of such resignation to the Company. If Mr. Lisy resigns for retirement, outstanding awards granted under the Holdings long-term incentive program will continue to vest in accordance with their original vesting schedule, subject to attainment of any applicable performance goals. The calculations assume achievement of 100% of target for the PSUs granted in 2024 and 2023. The amounts payable over time have not been reduced to present value.

(5) Calculations assume a Change in Control on December 31, 2024 and a termination without Cause on the same date with the equity awards assumed by the buyer. The calculations assume achievement of 100% of target for the PSUs granted in 2024 and 2023. The amounts payable over time have not been reduced to present value.

(6) Calculations assume a Change in Control on December 31, 2024, no termination of employment, and the buyer does not assume any equity awards. The calculations assume achievement of 100% of target for the PSUs granted in 2024 and 2023. For RSUs, the calculation assumes that all RSUs will become fully vested upon the Change in Control. The amounts payable over time have not been reduced to present value.

2025 Proxy Statement	53

PROXY STATEMENT
PAY VERSUS PERFORMANCE
2024 PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO Robert Lisy[1] ($)	Compensation Actually Paid to PEO Robert Lisy[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers[1] ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers[1,2,3] ($)	Value of initial fixed $100 investment based on4:		Net income (in millions)	Adjusted EBITDA ($)[5] (in millions)
					Total Shareholder Return ("TSR") ($)	Peer Group Total Shareholder Return ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$6,042,098	$2,571,791	$1,222,554	$724,915	$173	$68	$58.8	$121.3
2023	$6,127,308	$4,372,216	$1,217,425	$877,054	$183	$66	$59.5	$120.0
2022	$5,842,214	$9,064,926	$1,229,430	$1,879,209	$202	$60	$57.3	$105.2
2021	$5,004,460	$5,776,170	$1,241,362	$1,382,164	$133	$76	$46.8	$86.7
2020	$1,305,197	$2,966,300	$718,034	$942,237	$129	$89	$33.8	$68.4

1. Robert Lisy was our PEO in 2020, 2021, 2022, 2023, and 2024. The individuals constituting the Non-PEO named executive officers for each year presented are listed below:

2020	2021	2022	2023	2024
Tony Lauro II	Andras Bende	Andras Bende	Andras Bende	Andras Bende
Joseph Aguilar	Joseph Aguilar	Joseph Aguilar	Joseph Aguilar	Joseph Aguilar
Randall D. Nilsen	Randall D. Nilsen	Randall D. Nilsen	Christopher Hunt	Christopher Hunt
		Ernesto Luciano	Randall D. Nilsen	Robert Pargac
Ernesto Luciano

2. The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s named executive officers. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3. Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO named executive officers as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

54	2025 Proxy Statement

PROXY STATEMENT
PAY VERSUS PERFORMANCE

Year	Summary Compensation Table Total for Robert Lisy ($)	Exclusion of Stock Awards for Robert Lisy ($)	Inclusion of Equity Values for Robert Lisy ($)	Compensation Actually Paid to Robert Lisy ($)
2024	$6,042,098	$4,200,000	$729,693	$2,571,791
2023	$6,127,308	$4,000,000	$2,244,908	$4,372,216
2022	$5,842,214	$3,000,000	$6,222,712	$9,064,926
2021	$5,004,460	$2,500,013	$3,271,723	$5,776,170
2020	$1,305,197	$—	$1,661,103	$2,966,300

Year	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Exclusion of Stock Awards for Non-PEO Named Executive Officers ($)	Average Inclusion of Equity Values for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)
2024	$1,222,554	$650,000	$152,362	$724,915
2023	$1,217,425	$620,000	$279,629	$877,054
2022	$1,229,430	$525,000	$1,174,779	$1,879,209
2021	$1,241,362	$541,445	$682,247	$1,382,164
2020	$718,034	$237,868	$462,072	$942,237
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Robert Lisy ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Robert Lisy ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Robert Lisy ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Robert Lisy ($)	Total - Inclusion of Equity Values for Robert Lisy ($)
2024	$2,056,567	$(1,054,087)	$(272,787)	$—	$729,693
2023	$2,613,002	$(22,719)	$(345,376)	$—	$2,244,908
2022	$3,980,352	$2,040,199	$202,162	$—	$6,222,712
2021	$4,223,734	$(633,177)	$(318,834)	$—	$3,271,723
2020	$—	$1,196,089	$465,014	$—	$1,661,103

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO Named Executive Officers ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO Named Executive Officers ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO Named Executive Officers ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO Named Executive Officers ($)	Total - Average Inclusion of Equity Values for Non-PEO Named Executive Officers ($)
2024	$319,579	$(133,063)	$(34,154)	$—	$152,362
2023	$47,325	$(4,751)	$(62,945)	$—	$279,629
2022	$696,562	$445,526	$32,692	$—	$1,174,779
2021	$933,383	$(189,066)	$(62,070)	$—	$682,247
2020	$280,546	$216,787	$110,896	$(146,157)	$462,072

2025 Proxy Statement	55

PROXY STATEMENT
PAY VERSUS PERFORMANCE

4. The Peer Group Total Shareholder Return ("TSR") set forth in this table utilizes a group comprising publicly-traded companies in the money remittance and payment industries: MoneyGram, Euronet, Remitly and Western Union. This peer group is also utilized in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Peer Group, respectively. For the Peer Group, TSR for MoneyGram was calculated through June 1, 2023, the day it became a private company. Historical stock performance is not necessarily indicative of future stock performance.

5. Adjusted EBITDA is as defined and reconciled to the most directly comparable GAAP Measure in the "Non-GAAP Financial Measures" section of Item 7 in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 28, 2025. We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024 because this is the primary metric in our annual incentive program, a key input of adjusted EPS performance which is used in the PSU program and is the metric most strongly correlated to stock price performance. We may determine a different financial performance measure to be the most important financial performance measure in future years.
2024 Performance Measures
The following is a list of the most important performance measures used by the Company to link compensation actually paid to the named executive officers for 2024, to the Company’s performance:
•Adjusted EBITDA; and
•Adjusted Earnings Per Share - Basic

Description of Relationship Between PEO and Non-PEO Named Executive Officer Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other named executive officers, and the Company’s cumulative TSR over the four most recently completed fiscal years. The chart also provides a comparison of the Company’s TSR and Peer Group TSR.

Compensation Actually Paid versus TSR 2020-2024
Indexed Total Shareholder Return
Compensation Actually Paid ($ Mil.)
$250
$200
$150
$100
$50
$0
$12
$10
$8
$6
$4
$2
$0
2019
2020
2021
2022
2023
2024
$100
$129
$133
$202
$183
$173
$89
$76
$60
$66
$68
$3.0
$5.8
$9.1
$4.4
$2.6
$0.9
$1.4
$1.9
$0.9
$0.7
CEO CAP
Avg. Other NEO CAP
IMXI TSR
Peer Group TSR

56	2025 Proxy Statement

PROXY STATEMENT
PAY VERSUS PERFORMANCE
Description of Relationship Between PEO and Non-PEO Named Executive Officer Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to the Non-PEO, and our Net Income during the four most recently completed fiscal years.

Compensation Actually Paid versus GAAP Net Income 2020-2024
$70
$60
$50
$40
$30
$20
$10
$0
GAAP Net Income ($ Mil.)
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($ Mil.)
$33.8
$46.8
$57.3
$59.5
$58.8
$3.0
$0.9
$5.8
$1.4
$9.1
$1.9
$4.4
$0.9
$2.6
$0.7
2020
2021
2022
2023
2024
CEO CAP
Avg. Other NEO CAP
GAAP Net Income

Description of Relationship Between PEO and Non-PEO Named Executive Officer Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to the Non-PEOs, and Adjusted EBITDA over the four most recently completed fiscal years.

2025 Proxy Statement	57

PROXY STATEMENT
PAY VERSUS PERFORMANCE

Compensation Actually Paid versus
Adjusted EBITDA 2020-2024
Adjusted EBITDA ($Mil.)
Compensation Actually Paid ($ Mil.)
$125
$100
$75
$50
$25
$0
$12
$10
$8
$6
$4
$2
$0
$68.4
$86.7
$105.2
$120.0
$121.3
$3.0
$0.9
$5.8
$1.4
$9.1
$1.9
$4.4
$0.9
$2.6
$0.7
2020
2021
2022
2023
2024
CEO CAP
Avg. Other NEO CAP
Adjusted EBITDA ($Mil.)

58	2025 Proxy Statement

PROXY STATEMENT
CEO PAY RATIO
CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees to that of Robert Lisy, our Chief Executive Officer, President and Chairman of the Board of Directors.

The 2024 annual total compensation of the median employee identified by the Company (as described below) was $13,910, and the 2024 annual total compensation of our CEO as described on page 43 in the Summary Compensation Table ("SCT") was $6,042,098. Based on this information, for 2024, the ratio of the annual total compensation of our CEO to the median annual total compensation of all employees was 434 to 1.

To identify the median employee, we began with our employee population (comprising both full-time and part-time employees) as of December 31, 2024, which consisted of 1,302 individuals (excluding our CEO), with 40.2% of employees located in the United States and 59.8% located outside of the United States (for further information on our employee population, refer to Item 1, Business, in our Annual Report on Form 10-K for the year ended December 31, 2024). As permitted-by the SEC rules, we excluded our employees in the following countries: Italy (24 employees), Germany (5 employees) and the United Kingdom (5 employees), as they represented less than 5% of our total employee population.

We then identified the median employee using total cash compensation for this population for the 12-month period ending December 31, 2024, comprising of (1) base pay; (2) bonuses; (3) commissions; and (4) any other cash payments, as applicable, as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for U.S. employees, as well as our payroll records for all non-U.S. employees. We did not make any assumptions, adjustments, or estimates with respect to this compensation measure and we did not annualize compensation for any employee, including employees that were not employed by us for all of 2024.

After identifying the median employee as a full-time, salaried employee located in Mexico, we calculated this employee's 2024 annual total compensation based on the SCT rules used for our NEOs.

Due to the use by other companies of estimates, assumptions, adjustments, and statistical sampling permitted by SEC rules, pay ratio disclosures generally may involve a degree of imprecision. Accordingly, our pay ratio is merely a reasonable estimate calculated in a manner consistent with SEC rules and may not be comparable to the pay ratio disclosures of other companies.

2025 Proxy Statement	59

PROXY STATEMENT
DIRECTOR COMPENSATION
DIRECTOR COMPENSATION
Overview
The directors for fiscal year 2024 included Robert Lisy, Adam Godfrey, John Rincon, Debra Bradford, Bernardo Fernández, Karen Higgins-Carter, Michael Purcell and Laura Maydón. Justin Wender was a director from January 1, 2024 to June 21, 2024. Only the following independent non-employee directors of the Company, Debra Bradford, Bernardo Fernández, Karen Higgins-Carter, Laura Maydón, Adam Godfrey, Michael Purcell and John Rincon, received compensation for their service as directors for the fiscal year ended December 31, 2024.

The Company’s director compensation program is reviewed periodically by the Compensation Committee in consultation with the Compensation Consultant to ensure competitiveness and maintain the program into closer alignment with the market median for comparable companies. For 2024, the compensation of the independent non-employee directors was as shown in the table below:

	Effective from January 1 to July 25, 2024				Effective from July 26, 2024 to December 31, 2024
	Annual Cash Retainer ($)	Equity(1) ($)		Total ($)	Annual Cash Retainer ($)	Equity(1) ($)		Total ($)
All Independent Non-Employee Directors	$60,000	$145,000	(2)	$205,000	$65,000	$150,000	(2)	$215,000
Lead Independent Director	$50,000	$50,000	(3)	$100,000	$50,000	$50,000	(3)	$100,000
Chair of the Audit Committee	$12,500	$12,500	(3)	$25,000	$12,500	$12,500	(3)	$25,000
Chair of the Compensation Committee	$10,000	$10,000	(3)	$20,000	10000	$10,000	(3)	$20,000
Chair of the Nominating and Corporate Governance Committee	$8,000	$8,000	(3)	$16,000	$8,000	$8,000	(3)	$16,000
Non-Chair Members of Audit Committee	$12,500	$—		$12,500	12500	$—		$12,500
Non-Chair Members of Compensation Committee	$10,000	$—		$10,000	$10,000	$—		$10,000
Non-Chair Members of Nominating and Corporate Governance Committee	$8,000	$—		$8,000	$8,000	$—		$8,000
(1)Equity-based awards are granted pursuant to the 2020 Plan.
(2)Payable on an annual basis in an equity-based award that vests on the one-year anniversary of the grant date or, if earlier, the day immediately prior to the annual meeting of stockholders of the Company following the grant date.
(3)Payable on a quarterly basis in an award of restricted stock that vests at the end of each quarter.
Also, all members of our Board of Directors are reimbursed for their usual and customary expenses incurred in connection with attending all Board and other committee meetings.

60	2025 Proxy Statement

PROXY STATEMENT
NAMED EXECUTIVE OFFICER COMPENSATION

Director Compensation Table for Fiscal Year 2024
The following table sets forth information for the year ended December 31, 2024 regarding the actual compensation awarded to, earned by or paid to our independent non-employee directors:

Director(1)	Fees earned or paid in cash ($)(5)	Stock awards ($)(2)(3)	Total ($)
Debra Bradford	$105,500	$160,000	$265,500
Bernardo Fernández	$83,000	$150,000	$233,000
Adam Godfrey (4)	$46,375	$150,000	$196,375
Karen Higgins-Carter	$83,000	$150,000	$233,000
Laura Maydón	$80,500	$158,000	$238,500
Michael Purcell	$178,000	$212,500	$390,500
John Rincon	$85,000	$150,000	$235,000

(1)Does not include any directors who also serve as officers of the Company, as these directors do not receive compensation for their service on the Board of Directors. Also, it does not include Justin Wender, who was deemed an independent non-employee director, effective as of April 25, 2024, because he did not receive any compensation for his service on the Board of Directors for the fiscal year ended December 31, 2024.
(2)Amounts shown in this column represent the grant date fair value of (a) restricted stock units granted to and (b) fully vested shares issued to each of the Company’s independent directors during fiscal year 2024 as computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 14 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(3)As of December 31, 2024, each of the independent directors held 7,336 unvested restricted stock units, which vest on June 19, 2025.

(4)Mr. Godfrey has been a board member since 2018. Effective April 25, 2024, the Board determined that Mr. Godfrey was an independent non-employee director. Therefore, he was entitled to receive compensation for periods commencing on and after April 25, 2024.

(5)Amounts shown in this column include fees earned by Ms. Bradford and, Messrs. Purcell and Godfrey in the amounts of $35,000, $25,000 and $25,000, respectively, for serving as members of the Board's Strategic Alternatives Committee.

2025 Proxy Statement	61

PROXY STATEMENT
PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee has selected BDO USA, P.C. as Intermex’s independent registered public accounting firm to audit the consolidated financial statements of Intermex for the fiscal year ending December 31, 2025. BDO USA, P.C. has audited Intermex’s financial statements since fiscal year 2017. A representative of BDO USA, P.C. is expected to be present at the meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
Stockholder ratification of the selection of BDO USA, P.C. is not required by our bylaws or other applicable legal requirements. However, the Board of Directors is submitting the selection of BDO USA, P.C. to Intermex’s stockholders for ratification as a matter of good corporate practice. In the event that this selection of an independent registered public accounting firm is not ratified by the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy, the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Intermex and its stockholders.
Principal Accounting Fees and Services
The following tables present fees for professional audit services rendered by BDO USA, P.C. for the audit of the Company’s annual financial statements for the years ended December 31, 2024 and 2023, and fees billed for the other services rendered during those periods.

	2024	2023
Audit fees (1)	$1,160,100	$1,099,040
Audit-related fees (2)	$70,739	$18,000
Total fees (3)	$1,230,839	$1,117,040
(1)Audit Fees
Audit fees include the aggregate fees for the audit of our annual consolidated financial statements included in our Forms 10-K and the reviews of each of the quarterly consolidated financial statements included in our Forms 10-Q, as well as work generally only the independent registered certified public accountants can reasonably be expected to provide, such as statutory and other audit work performed with respect to certain of our subsidiaries. Such audit fees also include professional services for comfort letters, consents and reviews of documents filed with the SEC.
(2)Audit-Related Fees
Audit-related fees primarily include fees, not included in “Audit Fees” above, for assurance and related services traditionally performed by the independent auditor. These services included, among others, due diligence related to transactions or events, including acquisitions, and attest services related to financial reporting that are not required by statute or regulation.

62	2025 Proxy Statement

PROXY STATEMENT
PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(3)Total Fees
No tax fees (such as fees regarding assistance with tax compliance services, preparation of tax returns, tax planning, and providing tax guidance) or other fees (such as any other fees billed for products and services other than the services described under audit fees, audit-related fees and tax fees) were provided in the relevant periods.
Pre-Approval Policies and Procedures
All of the fees described above were approved by the Audit Committee. The Audit Committee is responsible for overseeing the audit fee negotiations associated with the retention of BDO USA, P.C. to perform the audit of our annual consolidated financial statements. The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration under the policy. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to each of its members. Any member who exercises this authority must report any pre-approval decisions to the Audit Committee at its next meeting.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, P.C. AS INTERMEX’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

2025 Proxy Statement	63

PROXY STATEMENT
PROPOSAL THREE - APPROVAL OF A NON-BIDING ADVISORY RESOLUTION REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
PROPOSAL THREE - APPROVAL OF A NON-BINDING ADVISORY RESOLUTION REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
General
Consistent with the preference expressed by our stockholders at the 2023 Annual Meeting of Stockholders, we offer our stockholders the opportunity to vote on the compensation of our named executive officers every year. As required by Section 14A of the Exchange Act, we are seeking advisory stockholder approval of the compensation of our named executive officers as disclosed in the section of this proxy statement titled “Compensation Discussion and Analysis” including the tables that follow. We are asking stockholders to vote on the following advisory resolution:
“RESOLVED, that the holders of the Company’s common stock advise that they approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the related footnotes, and the narrative information accompanying the tables).”
Although your vote is advisory and therefore non-binding, the Board will consider the outcome of the vote when considering future executive compensation decisions for named executive officers. We urge stockholders to read the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement, which details our compensation actions for the year ended December 31, 2024. We believe that our compensation programs and policies and the compensation decisions for 2024 as described in the CD&A appropriately reward our named executive officers for their and the Company’s performance and we believe that these programs and policies will assist us in retaining our senior leadership team.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC (WHICH DISCLOSURE INCLUDES THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND THE RELATED FOOTNOTES, AND THE NARRATIVE INFORMATION ACCOMPANYING THE TABLES).

64	2025 Proxy Statement

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
Overview

The International Money Express, Inc. 2020 Omnibus Equity Compensation Plan (the “2020 Plan”) was previously approved by our stockholders on June 26, 2020 and was amended in 2022. We are seeking stockholder approval of the Amended and Restated International Money Express, Inc. 2020 Omnibus Equity Compensation Plan (the "A&R 2020 Plan") as described in this Proposal Four.

The primary change in the A&R 2020 Plan is to increase the number of common shares authorized for issuance under the 2020 Plan by an additional 2,520,000 shares. The A&R 2020 Plan also:
•sets the effective date of the A&R 2020 Plan as June 20, 2025, the date of the 2025 Annual Meeting, subject to the requisite approval of the Company’s stockholders (the “Restatement Effective Date”),
•extends the term of the 2020 Plan from June 25, 2030 to June 19, 2035,
•provides that the aggregate fair market value (as defined in the A&R 2020 Plan) of all grants to any non-employee director during any single calendar year, plus the total cash compensation paid to the director for services as a director rendered for a calendar year, shall not exceed $750,000, representing an increase from $500,000 and a modification of such limitation such that it will apply only for services rendered as a director rather than for services rendered in all capacities (for example, as both a director and as a consultant), and
•adds that after March 31, 2025, shares tendered (either physically or by attestation) or withheld by the Company for purposes of satisfying tax withholding obligations with respect to grants other than options or stock appreciation rights granted under the A&R 2020 Plan shall again be available for purposes of the A&R 2020 Plan.

In addition, certain other minor or ministerial changes have been included in the A&R 2020 Plan.

The purpose of the A&R 2020 Plan is to provide eligible employees, directors and other service providers the opportunity to receive stock-based incentive awards in order to encourage such persons to contribute materially to our growth and align the economic interests of such persons with those of our stockholders. As discussed in the “Compensation Discussion and Analysis” above, our overall compensation objective is to attract and retain exceptional executives in a competitive labor market and create the proper incentives that encourage executive share ownership and align executive compensation with Company performance and the creation of long-term value. The A&R 2020 Plan continues to be an important component of our compensation program for our executives and other key employees and service providers. The Compensation Committee’s philosophy is that executive compensation should be more heavily weighted towards performance-based, at-risk compensation. Our ability to grant equity-based awards allows us to make a substantial portion of our executive officers’ compensation at-risk and contingent on the Company’s operating and stock-price performance over the long-term.

The Board believes that additional common shares are necessary to meet the Company’s anticipated equity compensation needs and that the amendment and restatement of the 2020 Plan is in the best interests of the Company and its stockholders. The proposed increase to the share reserve under the A&R 2020 Plan is expected to last two to three years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our share price over time and our historical forfeiture rates, as well as the number of shares we have available for grant under the 2020 Plan prior to the amendment and restatement.

2025 Proxy Statement	65

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
Key Data

As of March 31, 2025, the following number of awards were outstanding under the 2018 Omnibus Equity Compensation Plan (the “2018 Omnibus Plan”) or the 2020 Plan and the following number of awards were available for grant under the 2020 Plan (the only equity plan under which the Company can currently grant equity awards):

Shares remaining available for grant under the 2020 Plan(1)	1,148,437
Stock Options outstanding under the 2018 Omnibus Plan or 2020 Plan	151,125
Number of full-value awards (RSAs, RSUs and PSUs) outstanding under the 2020 Plan	1,019,432
Weighted average exercise price of outstanding stock options	$12.13
Weighted average remaining term of outstanding stock options	4.11 years

(1) As of the Restatement Effective Date, the authorization will be reduced by the number of shares granted under the 2020 Plan after March 31, 2025 and prior to the Restatement Effective Date.
Determination Of The Number Of Shares To Add To The A&R 2020 Plan

We believe additional common shares should be reserved for issuance under our A&R 2020 Plan to meet our estimated near-term equity compensation needs. As discussed in further detail below, as of the Restatement Effective Date, the A&R 2020 Plan, if approved, will provide for the grant of up to 3,668,437 shares (composed of 1,148,437 shares that were available for grant under the 2020 Plan as of March 31, 2025 and 2,520,000 newly approved shares), reduced by the number of shares granted under the 2020 Plan after March 31, 2025 and prior to the Restatement Effective Date. We view this share replenishment as necessary and reasonable to provide a predictable amount of equity for attracting, retaining, and motivating key employees, consultants, and advisors.

In setting and recommending to stockholders the number of additional shares to authorize under the A&R 2020 Plan, the Board considered the historical number of equity awards granted under the

66	2025 Proxy Statement

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
2020 Plan, as well as the Company's three-year average burn rate for the preceding three fiscal years as follows:

Fiscal Year	Stock Options Granted (a)	RSUs/RSAs Granted (b)	PSUs Earned (c) (1)	Basic Weighted Average Common Shares Outstanding (d)	Run Rate (a+b+c)÷d
2024	—	411,240	142,600	32,430,755	1.7%
2023	—	330,214	343,000	35,604,582	1.9%
2022	—	319,922	—	37,733,047	0.8%
Three-Year average					1.5%

(1) 224,850 PSUs were granted in 2024, 318,386 PSUs were granted in 2023, and 131,224 PSUs were granted in 2022. The PSU grants for the prior 3 fiscal years are at target, and the PSUs may be earned at 0-200% of target.

The 3,668,437 shares (total pool) and 2,520,000 shares (incremental increase) represent 12.0% and 8.2%, respectively, of the Company's outstanding common shares (measured as of March 31, 2025). The resulting fully-diluted overhang, assuming stockholder approval of the A&R 2020 Plan would be 13.7%. Fully-diluted overhang is calculated by taking the sum of outstanding awards (1,170,557) and the total pool of authorized shares (3,668,437), divided by the sum of the Company's

2025 Proxy Statement	67

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
outstanding common shares (measured as of March 31, 2025, or 30,587,938), outstanding stock option and full-value awards (1,170,557), and the total pool of authorized shares (3,668,437).

Key Pay Governance Features of the A&R 2020 Plan

•No Liberal Share Recycling on Stock Options or Stock Appreciation Rights. Shares withheld to pay the exercise price of stock options or stock appreciation rights and shares withheld to cover withholding taxes on stock options and stock appreciation rights shall not again be available for grants under the A&R 2020 Plan. After March 31, 2025, however, shares tendered or withheld by the Company for purposes of satisfying tax withholding obligations with respect to grants other than options or stock appreciation rights granted under the A&R 2020 Plan shall again be available for purposes of the A&R 2020 Plan.

•Stock Options and Stock Appreciation Rights Granted with Exercise Price No Less Than Fair Market Value. The exercise price for stock options and stock appreciation rights granted under the A&R 2020 Plan must equal or exceed the underlying stock’s fair market value as of the grant date.

•Prohibition on Repricing. The Omnibus Plan prohibits the “repricing” of options and stock appreciation rights without stockholder approval.
•Prohibition on Paying Dividends or Dividend Equivalents on Unvested Awards. Dividends or dividend equivalents credited or payable in connection with an award under the A&R 2020 Plan that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests.

•Limit on Non-Employee Director Compensation. The aggregate fair market value of all grants to any non-employee director during any single calendar year, plus the total cash compensation paid to the director for services as a director rendered for a calendar year, will not exceed $750,000.

•No Change of Control/280G Tax Gross-Ups. The Company does not provide its employees with tax gross-ups on change of control benefits.

Summary Of Material Terms Of The A&R 2020 Plan

Set forth below is a summary of the material terms of the A&R 2020 Plan. This summary does not purport to be a complete description of all of the provisions of the A&R 2020 Plan and is qualified in its entirety by reference to the complete text of the A&R 2020 Plan, a copy of which is attached to this proxy statement as Annex A. We urge our stockholders to read carefully the entire A&R 2020 Plan before voting on this proposal. If approved by our stockholders, the A&R 2020 Plan will become effective upon approval.

General.
The A&R 2020 Plan provides that grants may be in any of the following forms:
• incentive stock options (referred to as ISOs)
• nonqualified stock options (referred to as (NQSOs)

68	2025 Proxy Statement

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
• stock appreciation rights (referred to as SARs)
• stock units
• performance shares
• stock awards
• dividend equivalents
• other stock-based awards

Subject to adjustment for changes in capitalization and share counting as described below, a total of 3,668,437 shares of stock will be authorized for grants under the A&R 2020 Plan (composed of 1,148,437 shares that were available for grant under the 2020 Plan as of March 31, 2025 and 2,520,000 newly approved shares), less one share for every one share granted under the 2020 Plan after March 31, 2025 and prior to the Restatement Effective Date.

If and to the extent options and SARs granted under the A&R 2020 Plan (or certain options or stock appreciation rights previously granted under the 2018 Omnibus Plan) terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised or if any stock awards, stock units, performance shares, dividend equivalents or other stock-based awards granted under the A&R 2020 Plan (or certain stock awards, stock units, performance shares, dividend equivalents or other stock-based awards previously granted under the 2018 Omnibus Plan) are forfeited or terminated, or otherwise not settled in full, the shares subject to such grants will become available again for purposes of the A&R 2020 Plan. After March 31, 2025, shares tendered (either physically or by attestation) or withheld by the Company for purposes of satisfying our tax withholding obligations with respect to grants other than options or SARs granted under the A&R 2020 Plan (or certain grants other than options or SARs previously made under the 2018 Omnibus Plan) shall again be (or shall newly be, in the case of certain grants previously made under the 2018 Omnibus Plan) available for purposes of the A&R 2020 Plan. If any shares of common stock which are tendered or issuable pursuant to awards made pursuant to the A&R 2020 Plan (or certain awards previously made pursuant to the 2018 Omnibus Plan) are withheld to pay the exercise price of an option or base price of a SAR or tendered or withheld for purposes of satisfying our tax withholding obligations with respect to an option or SAR, such shares will not be available for re-issuance under the A&R 2020 Plan. Upon the exercise of an option granted under the A&R 2020 Plan (or certain options previously granted under the 2018 Omnibus Plan) through the withholding of shares or upon the exercise of a SAR granted under the A&R 2020 Plan (or a SAR previously granted under the 2018 Omnibus Plan), then both for purposes of calculating the number of shares of common stock remaining available for issuance under the A&R 2020 Plan and the number of shares of common stock remaining available for exercise under the option or SAR, the number of such shares shall be reduced by the gross number of shares for which the option or SAR is exercised. To the extent any grants are settled in cash, and not in shares of common stock, any shares previously subject to such grants will not count against the share limits under the A&R 2020 Plan.
The aggregate fair market value of all grants to any non-employee director during any calendar year, plus the total cash compensation paid to a non-employee director for services rendered as a director for a calendar year, shall not exceed $750,000. All cash payments (other than dividend equivalents) shall equal the fair market value of the shares of common stock to which the cash payment relates.

2025 Proxy Statement	69

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
The maximum aggregate number of shares that may be issued pursuant to ISOs granted under the A&R 2020 Plan on and after the Restatement Effective Date will be 3,668,437 shares, subject to adjustment for changes in capitalization.
Administration.
The A&R 2020 Plan is administered and interpreted by the Compensation Committee of our board of directors, except that our board of directors shall be the administrator for grants under the A&R 2020 Plan to our non-employee directors. References to the Administrator mean the Compensation Committee, including any delegates thereof, or our board of directors, as appropriate. The Administrator may delegate its authority under the A&R 2020 Plan, as appropriate, with respect to grants to persons who are not subject to Section 16 of the Exchange Act. The Administrator has the authority to (i) determine the individuals to whom grants will be made under the A&R 2020 Plan, (ii) determine the type, size and terms of the grants, (iii) determine the time when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, subject to the limitations described below, (v) adopt guidelines separate from the A&R 2020 Plan that set forth the specific terms and conditions for grants under the A&R 2020 Plan, and (vi) deal with any other matters arising under the A&R 2020 Plan. The determinations of the Administrator are made in its sole discretion and are final, binding and conclusive.
Eligibility for Participation.
All of our employees and directors, as well as other individuals and entities who provide bona fide services to the Company or an affiliate of the Company, will be eligible to be selected by the Administrator for grants under the A&R 2020 Plan. As of December 31, 2024, we had approximately 1,310 service providers, including five executive officers, and seven non-employee directors (subject to the Company’s internal policies regarding which directors shall not receive compensation) who would be eligible to participate in the A&R 2020 Plan.
Types of Awards.
Stock Options
The Administrator may grant options that are intended to qualify as ISOs within the meaning of section 422 of the Code or NQSOs that are not intended to so qualify or any combination of ISOs and NQSOs. Anyone eligible to participate in the A&R 2020 Plan may receive a grant of NQSOs. Only employees of the Company and certain of our subsidiaries may receive a grant of ISOs.
The Administrator fixes the exercise price per share for options on the date of grant. The exercise price of any option granted under the A&R 2020 Plan shall not be less than the fair market value of the underlying shares of common stock on the date of grant. However, if the grantee of an ISO is a person who holds more than 10% of the total combined voting power of all classes of outstanding stock of the Company or a subsidiary, the exercise price per share of an ISO granted to such person must be at least 110% of the fair market value of a share of common stock on the date of grant. To the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which options intended to be ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, the options will be treated as NQSOs for tax purposes.
The Administrator determines the term of each option; provided, however, that the term may not exceed ten years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company or a subsidiary, the term for such person may not exceed five years from the date of grant. The vesting period for

70	2025 Proxy Statement

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
options typically commences on the date of grant and ends on such date determined by the Administrator, in its sole discretion, as specified in the grant agreement. A grantee may pay the exercise price, and any withholding taxes, upon exercise of an option: (i) in cash or by certified check, (ii) with the approval of the Administrator, by withholding shares of common stock having a fair market value on the date of exercise equal to the exercise price, by delivering shares of common stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price or through attestation to ownership of such shares, (iii) in cash, on the T+2 settlement date that occurs after the exercise date specified in the notice of exercise, provided that the grantee exercises the option through an irrevocable agreement with a registered broker and the payment is made in accordance with the procedures permitted by Regulation T of the Federal Reserve Board and such procedures do not violate applicable law, or (iv) by such other method as the Administrator may approve, to the extent permitted by applicable law.
Stock Appreciation Rights (SARs)

The Administrator may grant SARs to anyone eligible to participate in the A&R 2020 Plan. SARs may be granted in connection with, or independently of, any option granted under the A&R 2020 Plan. Upon exercise of a SAR, the grantee will receive an amount equal to the excess of the fair market value of the common stock on the date of exercise over the base amount set forth in the grant agreement. The base amount shall not be less than the fair market value of the common stock subject to the SARs on the date of grant. Such payment to the grantee will be in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Administrator. The Administrator will determine the period over which SARs vest and become exercisable, the base amount for SARs and whether SARs will be granted in connection with, or independently of, any options. SARs have a maximum term of ten years from the grant date. SARs may be exercised while the grantee is employed by or providing service to the Company or its affiliates within a specified period of time after termination of such employment or service, as determined in the grant agreement.
Stock Units
The Administrator may grant stock units to anyone eligible to participate in the A&R 2020 Plan. Each stock unit provides the grantee with the right to receive a share of common stock or an amount based on the value of a share common stock at a future date. The Administrator determines the number of stock units that will be granted, whether stock units will become payable if specified performance goals or other conditions are met, or under other circumstances, and the other terms and conditions applicable to the stock units. Stock units may be paid at the end of a specified period or deferred to a date authorized by the Administrator. If a stock unit becomes distributable, it will be paid to the grantee in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Administrator.
Performance Shares
The Administrator may grant performance shares to anyone eligible to participate in the A&R 2020 Plan. Each performance share provides the grantee with the right to receive a share of common stock or an amount based on the value of a share of common stock, if specified performance goals are met. The Administrator determines the number of performance shares that will be granted, the performance goals and other conditions for payment of performance shares, the target amount that will be paid under a performance share based on the achievement of the performance goals, and the other terms and conditions applicable to the performance shares. Payments with respect to

2025 Proxy Statement	71

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
performance shares will be made in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Administrator.
Stock Awards
The Administrator may grant stock awards to anyone eligible to participate in the A&R 2020 Plan. The Administrator may require that grantees pay consideration for the stock awards and may impose restrictions on the stock awards. If restrictions are imposed on stock awards, the Administrator will determine whether they will lapse over a period of time or according to such other criteria as the Administrator determines. The Administrator determines the number of shares of common stock subject to the grant of stock awards and the other terms and conditions of the grant. The Administrator will determine to what extent and under what conditions grantees will have the right to vote shares of common stock and to receive dividends or other distributions paid on such shares during the restriction period. The Administrator may determine that a grantee’s entitlement to dividends or other distributions with respect to stock awards will be subject to the achievement of performance goals or other conditions. Notwithstanding the foregoing, any dividend rights with respect to stock awards that are subject to restrictions will become payable and be settled only if, when and to the extent, all restrictions on the stock awards have lapsed.
Other Stock-Based Awards
The Administrator may grant other stock-based awards (which are awards other than options, SARs, stock units, performance shares, stock awards and dividend equivalents) under the A&R 2020 Plan. The Administrator may grant other stock-based awards to anyone eligible to participate in the A&R 2020 Plan. These grants may be cash-based or based on, measured by or payable in shares of common stock, and will be payable in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Administrator. The terms and conditions for these grants will be determined by the Administrator.
Dividend Equivalents
The Administrator may grant dividend equivalents to anyone eligible to participate in the A&R 2020 Plan. Dividend equivalents may be granted in connection with any grants under the A&R 2020 Plan, other than options or SARs, and may be payable in cash or shares of common stock. The terms and conditions of dividend equivalents are determined by the Administrator. Any dividend equivalents granted with respect to stock units, performance shares, stock awards, or other stock-based awards that are unvested or subject to restriction will become payable and be settled only if, when and to the extent, such stock units, performance shares, stock awards, or other stock-based awards vest or all restrictions have lapsed.
Performance-Vested Grants.
The Administrator may make grants of options, stock units, performance shares, stock awards, dividend equivalents and other stock-based awards that contain vesting conditions based on the achievement of performance goals. The Administrator will establish in writing (i) the performance goals that must be met in order for the grants to vest or be payable, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Administrator deems appropriate and consistent with the A&R 2020 Plan. With respect to each performance-based grant, as defined above, the Administrator will establish in writing the performance goals that must be met either before the

72	2025 Proxy Statement

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
beginning of the performance period or within 90 days following the beginning of the performance period, provided that the outcome is substantially uncertain at the time criteria are established.
The performance goals may be based on one or more of the following measures: common stock price, earnings per share of common stock, net earnings, operating earnings, adjusted EBITDA, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures, or any other objective or subjective measures, as determined by the Administrator. The performance measures may be based on the grantee’s business unit or the performance of the Company or our subsidiaries independently or as a whole, or a combination of the foregoing.
Deferrals.
The Administrator may permit or require grantees to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the grantee in connection with a grant under the A&R 2020 Plan. The Administrator will establish the rules and procedures applicable to any deferrals.
Adjustment Provisions.
If there is any change in the number or kind of shares of common stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value or (iv) by reason of any other extraordinary or unusual event affecting the outstanding shares of common stock as a class without our receipt of consideration, or if the value of outstanding shares of common stock is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution, the number of shares of common stock available for grants, the number of shares covered by outstanding grants, the kind of shares to be issued or transferred under the A&R 2020 Plan, and the price per share or the applicable market value of such grants shall be equitably adjusted by the Administrator to reflect any increase or decrease in the number, kind or value of issued shares of common stock in order to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits under such grants.
Change of Control.
If a Change of Control (as defined in the A&R 2020 Plan) occurs where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Administrator determines otherwise, all outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options and rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other grants that remain outstanding will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).
In the event of a Change of Control, the Administrator may also take any of the following actions with respect to outstanding grants: (i) provide that all outstanding options and SARs will automatically accelerate and become exercisable, in whole or in part, (ii) provide that the restrictions and conditions on all outstanding stock awards will immediately lapse, in whole or in part, (iii) provide that grantees holding outstanding stock units, performance shares, dividend equivalents and other stock-based awards will receive payment in settlement of such award in an amount determined by the Administrator, (iv) require that grantees surrender their outstanding options and SARs in exchange for

2025 Proxy Statement	73

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
payment, in cash or shares of common stock as determined by the Administrator, in an amount equal to the amount (if any) by which the then fair market value subject to the grantee’s unexercised options and SARs exceeds the exercise price of the option or the base amount of the SAR, as applicable, or (v) after giving grantees the opportunity to exercise their outstanding options and SARs, the Administrator may terminate any or all unexercised options and SARs at the time the Administrator determines appropriate.
No Repricing of Options or SARs.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Administrator may not, without stockholder approval, (i) amend the terms of outstanding options or SARs to reduce the exercise price of outstanding options or SARs; (ii) cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs, (iii) when the exercise price exceeds the fair market value of one share, cancel outstanding options or SARs in exchange for cash or other awards, or (iv) take any action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares are traded.
Amendment and Termination of the A&R 2020 Plan.
Our board of directors may amend or terminate the A&R 2020 Plan at any time, subject to stockholder approval if the approval is required under any applicable law, regulation, or stock exchange requirement. No amendment or termination of the A&R 2020 Plan shall, without the consent of the grantee, impair any rights or obligations under any grant previously made to the grantee, unless the right has been reserved. The A&R 2020 Plan will terminate on the day immediately preceding the tenth anniversary of the Restatement Effective Date, or June 19, 2035 if approved by stockholders at the 2025 Annual Meeting, unless the A&R 2020 Plan is terminated earlier by our board of directors or is extended by our board of directors with the approval of the stockholders.
New Plan Benefits.

Grants under the A&R 2020 Plan are discretionary and will depend on the fair market value of our shares of common stock at various future dates, so it is currently not possible to predict the number of shares of common stock that will be granted or who will receive grants under the A&R 2020 Plan after the 2025 Annual Meeting. For an understanding of the equity-based compensation awards made in the past to our directors and executives under the 2020 Plan, see the “Director Compensation” discussion, as well as the “2024 Grants of Plan-Based Awards” and the “Outstanding Equity Awards At End of Fiscal Year 2024” tables.
History of Grants under the 2020 Plan.

The table below provides the number of shares of our common stock subject to awards granted or earned under the 2020 Plan since its inception through March 31, 2025 for certain individuals. The last sales price of our common stock on April 21, 2025, was $12.10 per share.

74	2025 Proxy Statement

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN

Name and Position/Group	Stock Options	RSUs/RSAs	PSUs
2024 Named Executive Officers
Robert Lisy - Chief Executive Officer, President and Chairman	—	479,027	451,131
Andras Bende – Chief Financial Officer	—	94,846	100,497
Joseph Aguilar – President and General Manager – Latin America	125,000	83,080	86,556
Christopher Hunt – Chief Operating Officer	—	66,539	50,311
Robert Pargac – Chief Legal Officer and Secretary	—	19,069	9,563
All current executive officers as a group	125,000	742,561	698,058
All current non-executive officer directors as a group	—	103,813	—
Nominees for Election as Director
Bernardo Fernandez	—	20,002	—
Laura Maydon	—	31,490	—
Associates of any such directors, executive officers or nominees	—	—	—
Other persons who received or are to receive 5% of such options or rights	—	—	—
All non-executive officer employees as a group	297,500	21,788	147,862

Equity Compensation Plan Information.

The following table sets forth information about our common stock that may be issued under all of our equity compensation plans as of December 31, 2024, which included: the 2018 Omnibus Plan, the 2020 Plan and the International Money Express, Inc. 2020 Employee Stock Purchase Plan (the “ESPP”), each of which was approved by the Company’s stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,132,489	(1)	$4.36	2,251,851	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	1,132,489		$4.36	2,251,851
(1)This number includes the following: 119,875 shares subject to outstanding awards granted under the 2018 Omnibus Plan, all of which were subject to outstanding options awards. This number also includes 1,012,614 shares subject to outstanding awards granted under the 2020 Plan, of which 31,250 shares were subject to outstanding options awards,

2025 Proxy Statement	75

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
432,316 shares were subject to outstanding RSU awards, 227,518 shares were subject to outstanding RSA awards, and 321,530 shares were subject to outstanding PSU awards. No awards have been granted under the ESPP.
(2)Represents 1,501,851 shares available for issuance under the 2020 Plan and 750,000 shares available for issuance under the ESPP.
Federal Income Tax Consequences.
The Federal income tax consequences arising with respect to grants under the A&R 2020 Plan will depend on, among other things, the type of grant. The following provides only a general description of the application of federal income tax laws to grants under the A&R 2020 Plan. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to grantees under the A&R 2020 Plan, as the consequences may vary with the types of grants made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.
From the grantees’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares of common stock. Future appreciation on shares of common stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares of common stock are sold. As a general rule, we will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient.
Exceptions to the general rules set forth above may arise under the following circumstances: (i) if shares of common stock, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture under section 83(b) of the Code); (ii) if an employee is granted an option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of common stock acquired upon exercise of the incentive stock option are held until the greater of one year from the date of exercise and two years from the date of grant; (iii) we will not be entitled to a tax deduction for compensation attributable to grants to our principal executive officer, our principal financial officer or our three most highly compensated officers, not including those two officers, if and to the extent such compensation, along with any other compensation paid in the same year, exceeds $1 million; (iv) an award may be taxable to the recipient as ordinary income, with an additional 20% tax, at the time it becomes vested (even if the vesting date is prior to settlement of the award), if the award constitutes “deferred compensation” under section 409A of the Code, and the requirements of section 409A of the Code are not satisfied.
Section 162(m) of the Code generally disallows a publicly-held corporation’s tax deduction for compensation paid to its principal executive officer, principal financial officer or any of its three other most highly compensated officers, in excess of $1,000,000 in any year. Under the Tax Cuts and Jobs Act enacted in December 2017, there is no longer an exclusion for performance-based compensation, whether pursuant to a plan such as the A&R 2020 Plan or otherwise.
We have the right to require that grantees pay to us an amount necessary to satisfy our federal, state or local tax withholding obligations with respect to grants under the A&R 2020 Plan. We may withhold from amounts payable under the A&R 2020 Plan or other compensation an amount necessary to satisfy tax withholding obligations. The Administrator may permit a grantee to satisfy the withholding obligation by having shares withheld from payment of a grant, provided that the number of shares

76	2025 Proxy Statement

PROXY STATEMENT
PROPOSAL FOUR - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN
withheld does not exceed the minimum applicable tax withholding (or such other rate that will not trigger a negative accounting impact) for federal, state and local tax liabilities. The Administrator may permit a grantee to satisfy our withholding obligation that exceeds the minimum applicable withholding rate by transferring to us previously acquired shares of common stock.
Effective Date; Term.

The A&R 2020 Plan, which was originally effective as of June 26, 2020, was approved by our board of directors on April 28, 2025 and will be effective on June 20, 2025, the date of the 2025 Annual Meeting, subject to the approval of the A&R 2020 Plan by our stockholders. No shares will be issued in satisfaction of awards in excess of the shares approved for issuance under the 2020 Plan unless and until the A&R 2020 Plan is approved by our stockholders. In addition, no award will be granted under the A&R 2020 Plan on or after the day immediately preceding the tenth anniversary of the Restatement Effective Date, that is, on or after June 19, 2035. Any award outstanding under the A&R 2020 Plan at the time of termination will remain in effect until the award is exercised or has expired in accordance with its terms.
Vote Required For Approval
Assuming that a quorum is present at the annual meeting, the affirmative vote of holders of a majority of the total votes cast on this Proposal Four is required to approve the A&R 2020 Plan. Accordingly, neither a stockholder’s failure to vote in person or by proxy, a broker non-vote nor an abstention will be considered a “vote cast,” and thus will have no effect on the outcome of this proposal.
Recommendation Of The Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE 2020 OMNIBUS EQUITY COMPENSATION PLAN

2025 Proxy Statement	77

PROXY STATEMENT
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Review of Related Party Transactions
In accordance with the charter for the Audit Committee of the Board of Directors, our Audit Committee reviews and approves in advance any proposed related person transactions. For purposes of these procedures, “related person” and “transaction” have the meanings contained in Item 404 of Regulation S-K.
Our Board has also adopted a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. In accordance with our Related Person Transactions Policy and Procedures, either the Audit Committee or the affirmative vote of a majority of directors who do not have a direct or indirect material interest in such related party transaction must review and approve all transactions in which (i) the Company or one of its subsidiaries is a participant, (ii) the amount involved exceeds $120,000 and (iii) a related person has a direct or indirect material interest, other than transactions available to all employees of the Company generally.
In assessing a related party transaction brought before it for approval, the Audit Committee considers, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Audit Committee may then approve or disapprove the transaction in its discretion.
Certain Related Party Transactions
Since the beginning of the fiscal year ended December 31, 2024, there has not been, nor is there, any currently proposed transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeded or exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest, other than as set forth in the sections captioned “Executive Compensation”, “Director Compensation Table” and “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement, or as disclosed below.
Share Repurchase Transactions

On March 12, 2025, the Company entered into a share repurchase agreement with Latin American Investment Holdings, Inc. ("LAIH") for the purchase of 100,000 shares of the Company’s common stock in a privately-negotiated transaction. The price per share for such share repurchase was equal to $13.30, which represented a discount of 2.6% from the last reported sale price as reported on the Nasdaq Stock Market ("Nasdaq") of the Company’s common stock on March 10, 2025, for a total purchase price of approximately $1.3 million. One of the Company’s directors, John Rincon, is the sole owner and director of LAIH.
On March 11, 2024, the Company entered into a share repurchase agreement with Robert W. Lisy, the Company’s Chief Executive Officer, President and Chairman of the Board, for the purchase of 175,000 shares of the Company’s common stock in a privately-negotiated transaction. The price per share for such share repurchase was equal to $19.11, which represented a discount of 5.0% from the last reported sale price as reported on Nasdaq of the Company’s common stock on March 11, 2024, for a total purchase price of approximately $3.3 million.

78	2025 Proxy Statement

PROXY STATEMENT
OWNERSHIP OF SECURITIES
OWNERSHIP OF SECURITIES
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of our outstanding shares of common stock as of April 21, 2025 by: (a) each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) who is known by us to beneficially own 5% or more of our shares of common stock, (b) each of our directors and each of our named executive officers, and (c) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all of the common stock owned by them.
Unless otherwise provided, beneficial ownership of common stock of the Company is based on 30,127,597 shares of common stock of the Company outstanding as of April 21, 2025.

	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Common Stock Beneficially Owned (2)
Name of Beneficial Owners
Directors and Executive Officers:(3)
Robert Lisy(4)	787,611	2.6%
Andras Bende(5)	68,189	*
Joseph Aguilar(6)	103,209	*
Christopher Hunt(7)	27,537	*
Robert Pargac(8)	—	*
Debra Bradford(9)	23,975	*
Bernardo Fernández(10)	23,606	*
Adam Godfrey(11)	92,164	*
Karen Higgins-Carter(12)	11,064	*
Michael Purcell(13)	65,919	*
Laura Maydón(14)	32,746	*
John Rincon(15)	300,588	*
All current directors and executive officers as a group (12 individuals)	1,536,608	5.1%

Five Percent Holders:

BlackRock, Inc.(16)	2,552,870	8.5%
The Vanguard Group, Inc.(17)	2,175,769	7.2%
Voss Capital, LP(18)	2,157,951	7.2%
*Less than 1 percent.
(1)For purposes of this table, a person is deemed to be the beneficial owner of a security if he or she (a) has or shares voting power or dispositive power with respect to such security, or (b) has the right to acquire such ownership within 60 days. “Voting power” is the power to vote or direct the voting of shares, and “dispositive power” is the power to dispose or direct the disposition of shares, irrespective of any economic interest in such shares.

2025 Proxy Statement	79

PROXY STATEMENT
OWNERSHIP OF SECURITIES
(2)In calculating the percentage ownership or percent of equity vote for a given individual or group, the number of common shares outstanding includes unissued shares subject to options, warrants, rights or conversion privileges, exercisable within 60 days of April 21, 2025, held by such individual or group, but are not deemed outstanding by any other person or group.
(3)Unless otherwise noted, the business address of each of the directors and executive officers is 9100 South Dadeland Blvd., Suite 1100, Miami, Florida 33156.
(4)Includes (i) 322,531 shares held by Hawk Time Enterprises, LLC, a Delaware limited liability company (“Hawk Time”), (ii) 339,032 shares held by the Robert Lisy Family Revocable Living Trust (the “Lisy Trust”) and (iii) 126,048 shares held by Mr. Lisy. Mr. Lisy is the sole manager of Hawk Time and sole trustee of the Lisy Trust. Excludes 257,168 shares and 186,799 shares deliverable within 30 days after vesting of awards of restricted stock and performance-based restricted stock units, respectively.
(5)Excludes 52,764 and 38,916 shares deliverable within 30 days after vesting of awards of restricted stock units and performance-based restricted stock units, respectively.
(6)Includes 31,250 shares issuable upon exercise of options that are exercisable within 60 days of April 21, 2025. Excludes 38,840 and 30,159 shares deliverable within 30 days after vesting of awards of restricted stock units and performance-based restricted stock units, respectively.
(7)Excludes 43,742 and 27,404 shares deliverable within 30 days after vesting of awards of restricted stock units and performance-based restricted stock units, respectively.
(8)Excludes 19,025 and 9,653 shares deliverable within 30 days after vesting of awards of restricted stock units and performance-based restricted stock units, respectively.
(9)Includes 7,336 shares deliverable upon vesting of restricted stock units within 60 days of April 21, 2025. Excludes 196 shares deliverable within 30 days after vesting of restricted stock units.
(10)Includes 7,336 shares deliverable upon vesting of restricted stock units within 60 days of April 21, 2025.
(11)Includes 7,336 shares deliverable upon vesting of restricted stock units within 60 days of April 21, 2025. Represents (i) 8,335 shares held by Mr. Godfrey, (ii) 81,066 shares held by RYALCO Partners over which Mr. Godfrey has sole voting and dispositive power and (iii) 2,763 shares held by the Constance P Godfrey Living POA Trust over which Mr. Godfrey has shared voting and dispositive power.
(12)Includes 7,336 shares deliverable upon vesting of restricted stock units within 60 days of April 21, 2025.
(13)Includes 7,336 shares deliverable upon vesting of restricted stock units within 60 days of April 21, 2025. Excludes 1,223 shares deliverable within 30 days after vesting of restricted stock units.
(14)Includes 7,336 shares deliverable upon vesting of restricted stock units within 60 days of April 21, 2025. Excludes 157 shares deliverable within 30 days after vesting of restricted stock units.
(15)Includes (i) 45,300 shares held by Mr. Rincon, 7,336 shares of which are deliverable upon vesting of restricted stock units within 60 days of April 21, 2025, and (ii) 255,288 shares held by

80	2025 Proxy Statement

PROXY STATEMENT
OWNERSHIP OF SECURITIES
Latin American Investment Holdings, Inc. Mr. Rincon owns 100% of Latin American Investment Holdings, Inc.
(16)Based solely on the information contained in the Schedule 13G filed, as amended, with the SEC on January 26, 2024 by BlackRock, Inc. (“BlackRock”), BlackRock is the beneficial owner of 2,552,870 shares with sole voting power over 2,510,536 shares, sole dispositive power over 2,552,870 shares, and no shared voting or dispositive power over any shares. The shares were acquired by the following subsidiaries of BlackRock: Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, Blackrock Investment Management (Australia) Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Fund Managers Ltd, BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, and BlackRock Investment Management, LLC. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.
(17)Based solely on the information contained in the Schedule 13G filed, as amended, with the SEC on February 13, 2024 by The Vanguard Group, Inc. (“Vanguard”), Vanguard may be deemed to be the beneficial owner of 2,175,769 shares with shared voting power over 57,379 shares, sole dispositive power over 2,086,259 shares and shared dispositive power over 89,510 shares. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(18)Based solely on the information contained in the Schedule 13D filed, as amended, with the SEC on February 21, 2025 by Voss Value Master Fund, LP ("Voss Master Fund"); Voss Value-Oriented Special Situations Fund, L.P. (“Voss Special Situations Fund”); Voss Advisors GP, LLC (“Voss GP”); Voss Capital, LP (“Voss Capital”); and Travis W. Cocke (“Mr. Cocke”): Voss Master Fund had sole voting power and sole dispositive power over 516,852 shares; Voss Special Situations Fund had sole voting power and sole dispositive power over 100,000 shares; Voss GP, as the general partner of each of Voss Master Fund and Voss Special Situations Fund, had sole voting power and sole dispositive power over (i) 516,852 shares beneficially owned by Voss Master Fund and (ii) 100,000 shares beneficially owned by Voss Special Situations Fund; Voss Capital, as the investment manager of Voss Value Fund, Voss Special Situations Fund and certain accounts managed by Voss Capital (the “Voss Managed Accounts”), and Mr. Cocke, as the managing member of each of Voss GP and Voss Capital, each had sole voting power and sole dispositive power over 1,997,951 shares and shared voting power and shared dispositive power over 160,000 shares. The address for each of Voss Master Fund, Voss Special Situations Fund, Voss GP, Voss Capital, and Mr. Cocke is 3773 Richmond Ave., Suite 500, Houston, Texas 77046.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Specific due dates for these reports have been established, and the Company is required to report any failure to comply therewith during the fiscal year ended December 31, 2024. To our knowledge, based solely on a review of the reports filed electronically with the SEC during the registrant’s most recent fiscal year and, where applicable, written representations that no other reports were required, all Section 16(a) filing requirements were complied with in a timely manner during the fiscal year ended December 31, 2024, except that each of Messrs. Aguilar, Bende, Hunt and Lisy filed one late Form 4 with respect to one transaction.

2025 Proxy Statement	81

PROXY STATEMENT
AUDIT COMMITTEE REPORT
AUDIT COMMITTEE REPORT
The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the integrity of Intermex’s consolidated financial statements, our internal accounting and financial controls, our compliance with legal and regulatory requirements, and the qualifications, independence and performance of our independent registered public accounting firm.
The management of Intermex is responsible for establishing and maintaining internal controls and for preparing Intermex’s consolidated financial statements. The independent registered public accounting firm is responsible for auditing the consolidated financial statements. It is the responsibility of the Audit Committee to oversee these activities.
The Audit Committee has:
•Reviewed and discussed the audited consolidated financial statements with Intermex management and with BDO USA, P.C., Intermex’s independent registered public accounting firm;
•Discussed with BDO USA, P.C. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•Received the written disclosures and the letter from BDO USA, P.C. pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence and has discussed with BDO USA, P.C. their independence.
Based upon these discussions and review, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Intermex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Michael Purcell
Bernardo Fernández
Karen Higgins-Carter
John Rincon

82	2025 Proxy Statement

PROXY STATEMENT
OTHER MATTERS
OTHER MATTERS
Intermex knows of no other matters to be submitted at the 2025 Annual Meeting. If any other matters properly come before the 2025 Annual Meeting, it is the intention of the persons named in the proxy card as proxies to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy.
It is important that your shares be represented at the 2025 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided or vote your proxy by Internet or through the telephone, pursuant to the instructions provided on your proxy card or voting instruction form, as applicable.
YOUR VOTE IS VERY IMPORTANT. THE BOARD OF DIRECTORS ENCOURAGES YOU TO SUBMIT YOUR VOTE AS SOON AS POSSIBLE.
THE BOARD OF DIRECTORS
Miami, Florida
April 30, 2025

2025 Proxy Statement	83

PROXY STATEMENT
ANNEX A

ANNEX A

Amended and Restated International Money Express, Inc. 2020 Omnibus Equity Compensation Plan

1. Purpose
The purpose of the Plan is to provide (i) employees of the Company or an Affiliate of the Company, (ii) any individual who provides services to the Company or an Affiliate of the Company, and (iii) members of the Board, with the opportunity to receive grants of Options, SARs, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. The Company believes that the Plan will encourage the Participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the Participants with those of the stockholders.
2. Definitions
Whenever used in this Plan, the following terms will have the respective meanings set forth below:
(a) “Administrator” means the Committee and any delegate of the Committee that is appointed in accordance with Section 3, except that the Board shall be the Administrator with respect to Grants to Non-Employee Directors.
(b) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.
(c) “Board” means the Company’s Board of Directors as constituted from time to time.
(d) “Change of Control” means the first to occur of any of the following events:
(i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Company, taken as a whole, to any Person other than any one or more Qualified Affiliates;
(ii) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 50% or more of the total voting power of the voting capital interests of the Company, other than an acquisition by one or more Qualified Affiliates; or
(iii) directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.
(e) “Code” means the Internal Revenue Code of 1986, as amended.

84	2025 Proxy Statement

PROXY STATEMENT
ANNEX A
(f) “Company” means International Money Express, Inc., a Delaware corporation, formerly known as FinTech Acquisition Corp. II.
(g) “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan.
(h) “Date of Grant” means the date a Grant is effective; provided, however, that no retroactive Grants will be made.
(i) “Dividend Equivalent” means an amount determined by multiplying the number of shares of Stock, Performance Shares or Stock Units subject to a Grant by the per-share cash dividend, or the per-share fair market value (as determined by the Administrator) of any dividend in consideration other than cash, paid by the Company on its Stock on a dividend payment date. Dividend Equivalents shall be payable only in accordance with Section 12.
(j) “Effective Date” of the Plan means June 26, 2020, the date of the Company’s 2020 annual meeting of stockholders or such other date to which such meeting may be adjourned, subject to the requisite approval of the Company’s stockholders of the Plan at such meeting.
(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(l) “Fair Market Value” of Stock is (i) if the Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Stock is a national securities exchange, the last reported sale price during regular trading hours on the relevant date or, if there were no trades on that date, the last reported sale price during regular trading hours on the latest preceding date upon which a sale was reported, or (B) if the Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Stock on the relevant date, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Administrator determines, or (ii) if the Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Administrator.
(m) “Grant” means an Option, SAR, Stock Unit, Performance Share, Stock Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.
(n) “Grant Instrument” means the written (including electronic) agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.
(o) “Incentive Stock Option” means a stock option that is intended to meet the requirements of section 422 of the Code, as described in Section 7.
(p) “Non-Employee Director” means a non-employee director of the Company as defined by Rule 16b-3 under the Exchange Act.
(q) “Nonqualified Stock Option” means a stock option that is not intended to meet the requirements of section 422 of the Code, as described in Section 7.
(r) “Option” means an Incentive Stock Option or Nonqualified Stock Option to purchase shares of Stock at an Option Price for a specified period of time.

2025 Proxy Statement	85

PROXY STATEMENT
ANNEX A
(s) “Option Price” means an amount per share of Stock purchasable under an Option, as designated by the Administrator.
(t) “Other Stock-Based Award” means any Grant based on, measured by or payable in Stock (other than Grants described in Sections 7, 8, 9, 10, 11 and 12), as described in Section 13.
(u) “Parent” means a “parent corporation,” as defined in section 424(e) of the Code, of the Company.
(v) “Participant” means an employee of the Company or an Affiliate of the Company, a member of the Board, or an individual who provides services to the Company or an Affiliate of the Company, and is selected by the Administrator to receive a Grant under the Plan.
(w) “Performance Shares” means an award of phantom shares, representing one or more shares of Stock, as described in Section 10.
(x) “Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, or unincorporated association, and any fiduciary acting in such capacity on behalf of any of the foregoing.
(y) “Plan” means this International Money Express, Inc. 2020 Omnibus Equity Compensation Plan, as in effect from time to time.
(z) “Prior Plan” means the International Money Express, Inc. 2018 Omnibus Equity Compensation Plan, as in effect on the Effective Date.
(aa) “Qualified Affiliate” means (i) any Person that is part of a controlled group or under common control with the Company; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or by any entity controlled by the Company; or (iii) any Person controlled by any executive officer (as defined by Rule 16a-1(f) of the Exchange Act) of the Company. For purposes of this definition, “controlled by” shall mean possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
(bb) “Restatement Effective Date” of the Plan means June 20, 2025, the date of the Company’s 2025 annual meeting of stockholders or such other date to which such meeting may be adjourned, subject to the requisite approval of the Company’s stockholders of the Plan at such meeting.
(cc) “Stock” means the common stock, par value $0.0001, of the Company or such other securities of the Company as may be substituted for Stock pursuant to Sections 5(d) or 18.
(dd) “SAR” means an award of a stock appreciation right, as described in Section 8. (ee) “Stock Award” means an award of Stock, as described in Section 11.
(ff) “Stock Unit” means an award of a phantom unit, representing one or more shares of Stock, as described in Section 9.

86	2025 Proxy Statement

PROXY STATEMENT
ANNEX A
(gg) “Subsidiary” means any entity in which the Company has a greater than 50% ownership interest. For purposes of Sections 7(c), (d) and (h), “Subsidiary” shall mean a “subsidiary corporation,” as defined in section 424(f) of the Code, of the Company.
(hh) “Successor Participant” means the personal representative or other person entitled to succeed to the rights of the Participant in accordance with Section 17.
3. Administration
(a) The Plan shall be administered by the Administrator. The Administrator shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms of the Grants to be made to each Participant, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant, subject to the provisions of Section 20, (v) adopt guidelines separate from the Plan that set forth the specific terms and conditions for Grants under the Plan (including with respect to local laws), and (vi) deal with any other matters arising under the Plan.
(b) The Administrator shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Administrator’s interpretations of the Plan and all determinations made by the Administrator pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Administrator shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
(c) The Administrator, in its discretion, may delegate to one or more officers of the Company all or part of the Administrator’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan and the Administrator’s prior delegation. Any delegation by the Administrator pursuant to this Section shall be subject to such conditions and limitations as may be determined by the Administrator and shall be subject to and limited by applicable law or regulation, including without limitation the rules and regulations of Nasdaq or such other securities exchange on which the Stock is then listed.
4. Grants
Grants under the Plan may consist of Options, SARs, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Administrator deems appropriate and as are specified in writing by the Administrator in separate guidelines or to the individual in the Grant Instrument or an amendment to the guidelines or Grant Instrument. The Administrator shall approve the form and provisions of each Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgment, in writing or by acceptance of the Grant, that all decisions and determinations of the Administrator shall be final and binding on the Participant, his or her beneficiaries, and any other person having or claiming an interest under

2025 Proxy Statement	87

PROXY STATEMENT
ANNEX A
such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

5. Shares of Stock Subject to the Plan

(a) Shares Authorized. Subject to adjustment and share counting as described below, as of the Restatement Effective Date, a total of 3,668,437 shares3 of Stock shall be authorized for issuance in settlement of Grants under the Plan less one (1) share for every one (1) share issued in respect of awards granted under the Plan after March 31, 2025 and prior to the Restatement Effective Date. After the Effective Date, no awards may be granted under the Prior Plan. The shares may be authorized but unissued shares of Stock or reacquired shares of Stock, including shares purchased by the Company on the open market for purposes of the Plan.

(b) Share Counting. For administrative purposes, when the Administrator makes a Grant payable in Stock, the Administrator shall reserve shares of Stock equal to the maximum number of shares of Stock that may be payable under the Grant (or with respect to performance-vesting awards, based on the level of achievement deemed appropriate by the Committee in its discretion). If and to the extent Options or SARs granted under the Plan (or after March 1, 2020, options or stock appreciation rights previously granted under the Prior Plan) terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units, Performance Shares, Dividend Equivalents or Other Stock-Based Awards granted under the Plan (or after March 2020, stock awards, stock units, performance shares, dividend equivalents or other stock-based awards previously granted under the Prior Plan) are forfeited or terminated, or otherwise are not settled in full, the shares subject to such Grants (or after March 1, 2020 grants previously made under the Prior Plan, as applicable) which have not been issued shall again be (or shall newly be, in the case Grants previously made under the Prior Plan) available for purposes of the Plan. After March 31, 2025, shares of Stock tendered (either physically or by attestation) or withheld by the Company for purposes of satisfying the Employer’s tax withholding obligations with respect to Grants other than Options or SARs (or grants other than options or stock appreciation right previously made under the Prior Plan) shall again be (or shall newly be, in the case Grants previously made under the Prior Plan) available for purposes of the Plan. Notwithstanding anything in the Plan to the contrary, shares of Stock tendered (either physically or by attestation) or withheld by the Company in payment of the Option Price of an Option or base amount of a SAR (or after March 1, 2020, the option price of an option or base amount of a stock appreciation right previously granted under the Prior Plan) or tendered (either physically or by attestation) or withheld by the Company for purposes of satisfying the Employer’s tax withholding obligations with respect to Options or SARs (or after March 1, 2020, option or stock appreciation right grants previously made under the Prior Plan) shall not be available for re-issuance or transfer under the Plan. Upon the exercise of an Option (or after March 1, 2020, an option previously granted under the Prior Plan) through the withholding of shares or upon the exercise of a SAR (or after March 1, 2020 a stock appreciation right previously granted under the Prior Plan), then both for purposes of calculating the number of shares of Stock remaining available for Grant under the Plan and the number of shares of Stock remaining available for exercise under the Option or SAR (or after March 1, 2020, option or stock appreciation right previously granted under the Prior Plan), the number of such shares shall be reduced by the gross number of shares for which the Option or SAR (or after March 1, 2020, option or stock appreciation right previously granted under the Prior Plan) is exercised. To the extent that any Grants are settled in cash and not shares of Stock, such Grants shall not count against the share limits in subsection (a) above. For the avoidance of
3 The 3,668,437 shares reflects 1,148,437 shares that remained available for grant under the Plan as of March 31, 2025, plus 2,520,000 newly authorized shares.

88	2025 Proxy Statement

PROXY STATEMENT
ANNEX A
doubt, if shares of Stock are repurchased on the open market with the proceeds of the exercise price of Options, such shares may not again be made available for issuance in settlement of a Grant under the Plan. All Grants under the Plan, other than Dividend Equivalents, shall be expressed in shares of Stock. All cash payments (other than Dividend Equivalents) shall equal the Fair Market Value of the shares of Stock to which the cash payment relates.
(c) Non-Employee Director Limit. The aggregate Fair Market Value (computed as of the Date of Grant in accordance with applicable financial accounting rules) of all Grants to any Non-Employee Director during any single calendar year, plus the total cash compensation paid to such Non-Employee Director for services rendered as a director for such calendar year, shall not exceed $750,000. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned (or in the case of Grants, the year in which the Grant is made), and not when paid or settled if later.
(d) Adjustments. If there is any change in the number or kind of shares of Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Stock available for issuance under the Plan, the number of shares covered by outstanding Grants, the kind of shares to be issued or transferred under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Administrator, in such manner as the Administrator deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control of the Company, the provisions of Section 18 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A or 424 of the Code, to the extent applicable. Any adjustments determined by the Administrator shall be final, binding and conclusive.

6. Eligibility for Participation

Any employee of the Company or an Affiliate of the Company, any member of the Board and any individual who provides services to the Company or an Affiliate of the Company is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate of the Company. Grants will be made only to persons who are employees, directors, consultants or advisors of the Company for purposes of Form S-8 registration under the Securities Act of 1933, as amended.
Options and SARs may be granted only to persons who perform direct services to the Company on the Date of Grant, as determined under section 409A of the Code.

7. Options
(a) General Requirements. The Administrator may grant Options to a Participant upon such terms and conditions as the Administrator deems appropriate under this Section 7.

2025 Proxy Statement	89

PROXY STATEMENT
ANNEX A
(b) Number of Shares. The Administrator shall determine the number of shares of Stock that will be subject to each Grant of Options to Participants.
(c) Type of Option and Price.
(i) The Administrator may grant Incentive Stock Options or Nonqualified Stock Options or any combination of Incentive Stock Options and Nonqualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or its Subsidiaries. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. Nonqualified Stock Options may be granted to any Participant.

(ii)The Option Price shall be determined by the Administrator and shall be equal to or greater than the Fair Market Value of the shares of Stock subject to the Grant on the Date of Grant; provided, however, that an Incentive Stock Option may not be granted to any person who, at the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless the Option Price is not less than 110% of the Fair Market Value on the Date of Grant.
(d) Option Term. The Administrator shall determine the term of each Option. The term of an Option shall not exceed ten years from the Date of Grant. However, an Incentive Stock Option that is granted to an Employee who, at the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any Subsidiary, may not have a term that exceeds five years from the Date of Grant.
(e)Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions as may be determined by the Administrator and specified in the Grant Instrument. The Administrator may accelerate the exercisability of any or all outstanding Options at any time for any reason.
(f) Termination of Employment or Service. Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is employed by, or providing service to, the Company, an Affiliate or another entity as designated in the Grant Instrument. The Administrator shall specify in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.
(g) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company or its designated agent. The Participant shall pay the Option Price and any withholding taxes for the Option (i) in cash or by certified check, (ii) with the approval of the Administrator, by withholding shares of Stock subject to the Option, by delivering shares of Stock owned by the Participant or by attestation (on a form prescribed by the Administrator) to ownership of shares of Stock (in each case, such shares of Stock shall have an aggregate Fair Market Value on the date of exercise equal to the Option Price), (iii) in cash, on the T+2 settlement date that occurs after the exercise date specified in the notice of exercise, provided that the Participant exercises the Option through an irrevocable agreement with a registered broker and the payment is made in accordance with procedures permitted by Regulation T of the Federal Reserve Board and such procedures do not violate applicable law, or (iv) by such other method as the Administrator may approve, to the extent permitted by applicable law. Shares of Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the

90	2025 Proxy Statement

PROXY STATEMENT
ANNEX A
shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Administrator depending on the type of payment being made.

(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that if the aggregate Fair Market Value on the Date of Grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a Parent or Subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. The maximum aggregate number of shares of Stock that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 3,668,437 shares (reflecting 1,148,437 shares that remained available for grant under the Plan as of March 31, 2025, plus 2,520,000 newly authorized shares), subject to reduction in the same manner as described in Section 5(a) and adjustment as provided in Section 5(d).

8. SARs
(a) General Requirements. The Administrator may grant SARs to any Participant, upon such terms and conditions as the Administrator deems appropriate under this Section 8. Each SAR shall represent the right of the Participant to receive, upon settlement of the SAR, shares of Stock or cash equal to the amount by which the Fair Market Value of a share of Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described below in Section 8(c).
(b) Terms of SARs. The Administrator shall determine the terms and conditions of SARs and may grant SARs separately from or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or any time thereafter while the Option remains outstanding; provided, however, that in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Administrator will determine the number of SARs to be granted, the base amount, the vesting and other restrictions applicable to SARs and the period during which SARs will remain exercisable. The term of SARs shall not exceed ten years from the Date of Grant.
(c) Base Amount. The Administrator shall establish the base amount of the SAR at the time the SAR is granted. The base amount shall not be less than the Fair Market Value of the shares of Stock subject to the Grant on the Date of Grant.
(d) Payment With Respect to SARs. The Administrator shall determine whether the appreciation in an SAR shall be paid in the form of cash, in Stock, or in a combination of the two, in such proportion as the Administrator deems appropriate. For purposes of calculating the number of shares of Stock to be received, Stock shall be valued at its Fair Market Value on the date of exercise of the SAR. If shares of Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.
(e) Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain SARs after termination of the Participant’s employment or service, and the circumstances under which SARs may be forfeited.

9. Stock Units

2025 Proxy Statement	91

PROXY STATEMENT
ANNEX A
(a) General Requirements. The Administrator may grant Stock Units to a Participant, upon such terms and conditions as the Administrator deems appropriate under this Section 9. Each Stock Unit shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock. All Stock Units shall be credited to accounts on the Company’s records for purposes of the Plan.
(b) Terms of Stock Units. The Administrator may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified period, or payment may be deferred to a date authorized by the Administrator. The Administrator shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c) Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Stock, or in a combination of the two, as determined by the Administrator. The Grant Instrument shall specify the maximum number of shares that shall be paid under the Stock Units.
(d)Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.
(e)Rights of Holders of Stock Units. A Participant receiving Stock Units shall not possess any rights of a stockholder with respect to such Stock Units, unless otherwise provided in a Grant Instrument. Any Dividend Equivalents granted pursuant to Section 12 with respect to Stock Units that are unvested shall become payable and be settled only if, when and to the extent, such Stock Units vest; the value of any Dividend Equivalents payable with respect to Stock Units that do not vest shall be forfeited.

10. Performance Shares
(a) General Requirements. The Administrator may grant Performance Shares to a Participant, upon such terms and conditions as the Administrator deems appropriate under this Section 10. Each Performance Share shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock, if specified performance goals are met. All Performance Shares shall be credited to accounts on the Company’s records for purposes of the Plan.
(b) Terms of Performance Shares. The Administrator shall establish the performance goals and other conditions for payment of Performance Shares. Performance Shares may be paid at the end of a specified performance or other period, or payment may be deferred to a date authorized by the Administrator. The Administrator shall determine the number of Performance Shares to be granted and the requirements applicable to such Performance Shares.
(c) Payment With Respect to Performance Shares. Payment with respect to Performance Shares shall be made in cash, in Stock, or in a combination of the two, as determined by the Administrator. The Administrator may establish in the Grant Instrument a target amount to be paid under a Performance Share based on achievement of the performance goals.
(d) Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain Performance Shares after termination of the Participant’s employment or service, and the circumstances under which Performance Shares may be forfeited.

92	2025 Proxy Statement

PROXY STATEMENT
ANNEX A
(e) Rights of Holders of Performance Shares. A Participant receiving Performance Shares shall not possess any rights of a stockholder with respect to such Performance Shares, unless otherwise provided in a Grant Instrument. Any Dividend Equivalents granted pursuant to Section 12 with respect to Performance Shares that are unvested shall become payable and be settled only if, when and to the extent, such Performance Shares vest; the value of any Dividend Equivalents payable with respect to Performance Shares that do not vest shall be forfeited.
11. Stock Awards
(a) General Requirements. The Administrator may issue or transfer shares of Stock to a Participant under a Stock Award, upon such terms and conditions as the Administrator deems appropriate under this Section 11. Shares of Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Administrator. The Administrator may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Administrator deems appropriate, including restrictions based upon the achievement of specific performance goals.
(b) Number of Shares. The Administrator shall determine the number of shares of Stock to be issued or transferred pursuant to a Stock Award and any restrictions applicable to such shares.
(c) Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(d) Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 17. Each certificate, or electronic book entry equivalent, for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Administrator may retain possession of any stock certificates for Stock Awards until all restrictions on such shares have lapsed.
(e) Right to Vote and to Receive Dividends. The Administrator shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period. The Administrator may determine that a Participant’s entitlement to dividends or other distributions with respect to a Stock Award shall be subject to achievement of performance goals or other conditions. Notwithstanding the foregoing, any dividend rights with respect to Stock Awards that are subject to restrictions shall become payable and be settled only if, when and to the extent, all restrictions on such Stock Awards have lapsed; the value of any dividends payable with respect to Stock Awards for which restrictions do not lapse shall be forfeited.
12. Dividend Equivalents
(a) General Requirements. When the Administrator makes a Grant under the Plan, other than an Option or SAR, the Administrator may grant Dividend Equivalents in connection with such Grants, under such terms and conditions as the Administrator deems appropriate under this Section 12. All Dividend Equivalents shall be credited to accounts on the Company’s records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to Stock Units

2025 Proxy Statement	93

PROXY STATEMENT
ANNEX A
for the Participant, as determined by the Administrator. Unless otherwise specified in the Grant Instrument, Dividend Equivalents will not accrue interest. The Administrator may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals. Notwithstanding the foregoing, Dividend Equivalents credited in connection with a Grant shall be subject to restrictions and risk of forfeiture to the same extent as the underlying Grant with respect to which such cash, stock or other property has been distributed and shall be settled only if, when and to the extent, such Grant vests; the value of any Dividend Equivalent amounts payable with respect to a Grant that does not vest shall be forfeited. For the avoidance of doubt, Dividend Equivalents may not be granted in connection with an Option or SAR.
(b) Payment with Respect to Dividend Equivalents. Dividend Equivalents may be payable in cash or shares of Stock or in a combination of the two, as determined by the Administrator.
13. Other Stock-Based Awards
The Administrator may grant other awards that are cash-based or based on, measured by or payable in Stock to Participants, on such terms and conditions as the Administrator deems appropriate under this Section 13. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Stock or cash, or in a combination of the two, as determined by the Administrator in the Grant Instrument. A Participant receiving Other Stock-Based Awards shall not possess any rights of a stockholder with respect to such Other Stock-Based Awards, unless otherwise provided in a Grant Instrument. Any Dividend Equivalents granted pursuant to Section 12 with respect to Other Stock-Based Awards that are unvested shall become payable and be settled only if, when and to the extent, such Other Stock-Based Awards vest; the value of any Dividend Equivalents payable with respect to Other Stock-Based Awards that do not vest shall be forfeited.
14. Performance-Vested Grants
(a) Designation as Performance-Vested Grants. Notwithstanding any other provision of the Plan, the Administrator may determine that Options, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock Based Awards granted to an Employee may contain vesting conditions based on the achievement of performance goals, as described in this Section 14.
(b) Performance Goals. When Options, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards that have performance-based vesting conditions (“Performance-Vested Grants”) are granted, the Administrator shall establish in writing (i) the performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Administrator deems appropriate and consistent with the Plan, including, in the Administrator’s discretion, any vesting conditions in addition to the performance-related goals.

(c) Criteria Used for Performance Goals. The Administrator may use performance goals based on one or more of the following criteria: Stock price, earnings per share of Stock, net earnings, operating earnings, adjusted EBITDA, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures or any other objective or subjective measures, as determined by the Administrator. The performance goals may relate to the Participant’s business unit or the performance of the Company, a Subsidiary, or the Company and its Subsidiaries

94	2025 Proxy Statement

PROXY STATEMENT
ANNEX A
as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants.
(d) Timing of Establishment of Goals. The Administrator shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than 90 days after the beginning of the performance period, provided that the outcome is substantially uncertain at the time the criteria are established.
(e) Determination of Results. The Administrator shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the terms of each Grant Instrument, provided that the Administrator may adjust such payment in their sole discretion.
(f) Death, Disability or Other Circumstances. The Administrator may provide in the Grant Instrument the extent to which Performance-Vested Grants shall be vested, held, continued and/or payable in the event of the Participant’s death or disability, termination of employment, or a Change of Control.

15. Deferrals
The Administrator may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to the Participant in connection with any Grant. The Administrator shall establish rules and procedures for such deferrals. Any deferrals under the Plan shall be intended to comply with the requirements of section 409A of the Code, and any corresponding regulations and guidance.
16. Withholding of Taxes
(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Participant or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.
(b) Election to Withhold Shares. If the Administrator so permits, a Participant may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate (or such other rate that will not trigger a negative accounting impact) for federal (including FICA), state and local tax liabilities. In addition, with respect to any required tax withholding amount that exceeds the minimum applicable withholding tax rate, the Administrator may permit a Participant to satisfy such tax withholding obligation with respect to such excess amount by providing that the Participant may elect to deliver to the Company shares of Stock owned by the Participant that have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company. The elections described in this subsection (b) must be in a form and manner prescribed by the Administrator and may be subject to the prior approval of the Administrator.
17. Transferability of Grants
(a) In General. Except as provided in this Section 17, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except by will or by

2025 Proxy Statement	95

PROXY STATEMENT
ANNEX A
the laws of descent and distribution, or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Administrator, pursuant to a domestic relations order. When a Participant dies, the Successor Participant may exercise such rights in accordance with the terms of the Plan. A Successor Participant must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Administrator may provide in a Grant Instrument that a Participant may transfer Nonqualified Stock Options to family members of the Participant, one or more trusts in which family members of the Participant have more than 50% of the beneficial interest, foundations in which family members of the Participant (or the Participant) control the management of assets, or any other entity in which family members of the Participant (or the Participant) own more than 50% of the voting interests, consistent with applicable securities laws, according to such terms as the Administrator may determine; provided that the Participant receives no consideration for the transfer of a Nonqualified Stock Option and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.
18. Consequences of a Change of Control
(a) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Administrator determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).
(b) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Administrator may take any of the following actions with respect to any or all outstanding Grants: the Administrator may (i) determine that outstanding Options and SARs shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Administrator determines, (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part, upon the Change of Control or upon such other event as the Administrator determines, (iii) determine that Participants holding Stock Units, Performance Shares, Dividend Equivalents, and Other Stock-Based Awards shall receive a payment in settlement of such Stock Units, Performance Shares, Dividend Equivalents, and Other Stock-Based Awards in an amount determined by the Administrator, (iv) require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Stock, as determined by the Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Stock subject to the Participant’s unexercised Options and SARs exceeds the Option Price of the Options or the base amount of SARs, as applicable, or (v) after giving Participants an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Administrator deems appropriate. Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Administrator may specify. The Administrator shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Grants shall continue in effect according to their terms (subject to any assumption pursuant to subsection (a)).
19. Requirements for Issuance of Shares

96	2025 Proxy Statement

PROXY STATEMENT
ANNEX A
No shares of Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Stock have been complied with to the satisfaction of the Administrator. The Administrator shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Stock as the Administrator shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.
20. Amendment and Termination of the Plan
(a) Amendment .The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the stockholders of the Company if such approval is required in order to comply with the Code, applicable laws and stock exchange requirements, or as required by Section 21(b) below. No amendment or termination of this Plan shall, without the consent of the Participant, impair any rights or obligations under any Grant previously made to the Participant, unless such right has been reserved in the Plan or the Grant Instrument, or except as provided in Section 21(b) below.
(b) No Repricing Without Stockholder Approval. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Administrator may not, without stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the exercise or base price of such outstanding Options or SARs, (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or base price that is less than the exercise price of the original Options or SARs, (iii) when the exercise or base price exceeds the Fair Market Value of one share of Stock, cancel outstanding Options or SARs in exchange for cash or other awards, or (iv) take any action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares of Stock are traded.
(c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Restatement Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders; provided, however, in no event may an Incentive Stock Option be granted more than ten (10) years after the date of the most recent adoption of the Plan by the Board. The termination of the Plan shall not impair the power and authority of the Administrator with respect to an outstanding Grant.
21. Miscellaneous
(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to
(i) limit the right of the Administrator to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Administrator may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in

2025 Proxy Statement	97

PROXY STATEMENT
ANNEX A
substitution for a grant made by such corporation. The terms and conditions of the substitute Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Administrator shall prescribe the provisions of the substitute Grants. Substitute Grants shall not reduce the shares authorized for Grant under the Plan, nor shall shares subject to a substitute Grant be added to the shares available for Grants under the Plan under Section 5(b). Additionally, in the event that an entity acquired by the Company or with which the Company combines its shares or other equity interests available under a pre-existing plan approved by its equity holders and not adopted in contemplation of such acquisition or combination, the shares or other equity interests available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Grants under the Plan and shall not reduce the shares authorized for grant under the Plan (and shares or other equity interests subject to such Grants shall not be added to the shares available for Grants under the Plan as provided in Section 5(b)); provided that Grants using such available shares or other equity interests shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were providing services to the acquired entity and not providing services to the Company prior to such acquisition or combination.
(b) Compliance with Law.
(i) The Plan, the exercise of Options or SARs and the obligations of the Company to issue or transfer shares of Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants comply with the applicable provisions of sections 409A and 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or sections 409A or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or sections 409A or 422 of the Code, that Plan provision shall cease to apply. The Administrator may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Administrator may also adopt rules regarding the withholding of taxes on payments to Participants. The Administrator may, in its sole discretion, agree to limit its authority under this Section.
(ii) The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code. If a Grant is subject to section 409A of the Code, (I)distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.
(iii) Any Grant that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the

98	2025 Proxy Statement

PROXY STATEMENT
ANNEX A
Participant’s separation from service, if and to the extent required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Administrator or its delegate in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.
(c) Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
(d) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. Neither the Company nor any other Employer shall be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company or any other Employer and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company or any other Employer. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.
(e) Rights of Participants. Nothing in this Plan shall entitle any Participant or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.
(f) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Grant. The Administrator shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(g) Claw-back Policies. All Grants under the Plan are subject to the applicable provisions of the Company’s claw-back or recoupment policy approved by the Board, if any, as such policy may be in effect from time to time.
(h) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

2025 Proxy Statement	99

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73430-P30340 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

INTERNATIONAL MONEY EXPRESS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

	For All	Withhold All	For All Except
1. Election of two Class I directors to the board of directors of International Money Express, Inc. to serve for a term of three years or until their respective successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Bernardo Fernández
02) Laura Maydón

	For	Against	Abstain
2. Ratification of BDO USA, P.C. as International Money Express, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐
3. Approval of a non-binding advisory resolution regarding the compensation of the named executive officers of International Money Express, Inc.	☐	☐	☐
4. Approval of the Amended and Restated International Money Express, Inc. 2020 Omnibus Equity Compensation Plan.	☐	☐	☐

NOTE: In the proxies' discretion, in accordance with the recommendation of the Company's board of directors, the proxies are authorized to vote on any other matter that may properly be presented at the 2025 Annual Meeting of Stockholders or any adjournments, continuation or postponement thereof.

	Yes	No
Please check here if you plan on attending the 2025 Annual Meeting of Stockholders.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date